                                    [SDI LOGO]  SECURITY DISTRIBUTORS, INC.
                                                A Member of The Security Benefit
                                                Group of Companies

PROSPECTUS                                May 1, 2005,
                                          as Supplemented October 17, 2005

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SECURITY FUNDS(SM)
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                                          o  Security Diversified Income Fund
                                             (Formerly U.S. Government Fund)

                                          o  Security High Yield Fund

                                          o  Security Income Opportunity Fund

                                          o  Security Cash Fund

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                                          The Securities and Exchange Commission
                                          has not approved or disapproved  these
                                          securities or passed upon the adequacy
                                          of this prospectus. Any representation
                                          to the contrary is a criminal offense.
                                          --------------------------------------

APPENDIX A
    Description of Short-Term Instruments...................................  42
    Description of Commercial Paper Ratings.................................  42
    Description of Corporate Bond Ratings...................................  42
APPENDIX B
    Reduced Sales Charges...................................................  44

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Listed below are the investment  objectives and principal investment  strategies for each Fund. Unless expressly  designated as  "fundamental,"  all policies and procedures of the Funds, including their investment  objectives,  may be changed by the Funds'  Boards of Directors  without  shareholder  approval.  As with any investment,  there can be no guarantee the Funds will achieve  their  investment objectives.

SECURITY DIVERSIFIED INCOME FUND

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FUND FACTS
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Objective:  High  level  of  interest  income  with
            security of principal

Benchmark:  Lehman Brothers Aggregate Bond Index
===================================================

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INVESTMENT OBJECTIVE
--------------------

The  Diversified  Income Fund seeks to provide a high level of  interest  income with security of principal.

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PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its  objective,  under normal market  conditions,  by investing primarily in a diversified  portfolio of investment grade debt  securities.  The
Fund expects to maintain a  dollar-weighted  average  duration of 3 to 10 years.
The debt  securities  in which  the Fund  invests  will  primarily  be  domestic securities,  but may also include  dollar  denominated  foreign  securities.  To manage  risk,  Security  Management  Company,  LLC  (the  "Investment  Manager")
diversifies the Fund's  holdings among asset classes and individual  securities.
Some of the asset classes in which the Fund invests may include investment grade corporate  debt  securities,  high yield debt  securities  (also  known as "junk
bonds"),   investment  grade   mortgage-backed   securities,   investment  grade
asset-backed securities, and U.S. Government securities.

The Fund may also  invest  a  portion  of its  assets  in  options  and  futures contracts. These instruments may be used to hedge the Fund's portfolio,  enhance income,  or as a substitute for purchasing or selling  securities.  The Fund may invest in restricted securities as described under "Principal Risks."

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DEBT  SECURITIES,  which are also called BONDS or DEBT  OBLIGATIONS,  are like a loan. The issuer of the bond, which could be the U.S. Government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the  PRINCIPAL)  on a certain date (the  MATURITY  DATE).  Usually,  the issuer also agrees to pay  interest  on certain  dates  during the period of the loan. Some bonds,  such as ZERO COUPON BONDS,  do not pay interest,  but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of
interest  (or  income),   although  some  bonds'   interest   rates  may  adjust
periodically based upon a market rate. Payment-in-kind bonds pay interest in the form of additional securities.

INVESTMENT  GRADE  SECURITIES are debt securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or
AAA by Standard & Poor's Corporation and Fitch Investors  Service,  Inc. or Baa,
A, Aa or Aaa by  Moody's  Investors  Service,  or have  been  determined  by the
Investment Manager to be of comparable quality.
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The Investment  Manager uses a "bottom-up"  approach in selecting  asset classes and securities.  The Investment Manager emphasizes  rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes  looking at factors  such as an issuer's  management  experience,  cash flow,  position in its market,  capital structure,  general economic factors and market conditions, as well as world market conditions.

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BOTTOM-UP  APPROACH  means  that  the  Investment  Manager  looks  primarily  at individual  issuers against the context of broader market  factors.  Some of the factors which the Investment Manager looks at when analyzing  individual issuers include relative earnings growth,  profitability  trends, the issuer's financial strength, valuation analysis and strength of management.
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To determine the relative value of a security,  the Investment  Manager compares the credit risk and yield of the  security to the credit risk and yield of other securities of the same or another asset class. Higher quality securities tend to have lower  yields than lower  quality  securities.  Based upon  current  market conditions,  the Investment Manager will consider the relative risks and rewards of various asset classes and securities in selecting securities for the Fund.

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CREDIT QUALITY RATING is a measure of the issuer's  expected ability to make all required interest and principal payments in a timely manner.

An issuer with the highest credit rating has a very strong capacity with respect to making all payments.  An issuer with the  second-highest  credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less.
An issuer  with the  lowest  credit  quality  rating  may be in  default or have extremely poor prospects of making timely payment of interest and principal. See
Appendix A for a more complete discussion of the meaning of the different credit quality ratings.
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The Investment Manager may determine to sell a security (1) if it can purchase a security with a better  relative  value;  (2) if a security's  credit rating has been changed; (3) if the Investment Manager believes diversification of the Fund is  compromised  due to  mergers  or  acquisitions;  or (4) to  meet  redemption requests, among other reasons.

Under adverse market conditions, the Fund could invest some or all of its assets in cash and debt  obligations  consisting  of  repurchase  agreements  and money market  instruments  of foreign or  domestic  issuers  and the U.S.  and foreign governments.  Although  the Fund would do this only in seeking to avoid  losses, the Fund may be unable to pursue its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY HIGH YIELD FUND

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FUND FACTS
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Objective:  High current income
Benchmark:  Lehman Brothers High Yield Index
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INVESTMENT OBJECTIVE
--------------------

The High Yield  Fund  seeks  high  current  income.  Capital  appreciation  is a secondary objective.

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PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its  objective  by investing at least 80% of its assets,  under normal  market  conditions,  in a broad  range of high  yield,  high  risk  debt securities rated below the top four long-term rating  categories by a nationally recognized  statistical  rating  organization or, if unrated,  determined by the
Investment  Manager to be of comparable  quality  (also known as "junk  bonds").
These debt  securities  may include,  without  limitation:  corporate  bonds and notes, convertible securities,  mortgage-backed and asset-backed securities, and senior secured floating rate corporate loans ("Senior Loans"). The Fund also may invest in a variety of investment vehicles that seek to track the performance of a specific index.  The Fund may invest up to 10% of its net assets in securities that are in default at the time of purchase,  and up to 25% of its net assets in
Senior Loans.  The debt  securities in which the Fund invests will  primarily be domestic securities, but may also include dollar denominated foreign securities.
The Fund's average dollar  weighted  maturity is expected to be between 3 and 15 years.

The Fund may purchase and sell options and futures contracts.  These instruments may be used to hedge the Fund's  portfolio,  enhance income,  or as a substitute for  purchasing  or  selling  securities.  The Fund  may  invest  in  restricted securities  as described  under  "Principal  Risks." In  addition,  the Fund may invest in other types of debt securities, enter into interest rate, total return and index swaps and related  cap,  floor and collar  transactions,  purchase and sell securities on a when issued,  forward commitment or delayed delivery basis, and engage in  borrowing.  The Fund may also invest in other types of securities and  engage  in other  management  practices  that  are not  part of the  Fund's principal investment strategies.

High Yield  Securities are debt securities that have been determined by a rating agency to have a lower  probability of being paid and have a credit rating of BB or lower by Standard & Poor's Corporation and Fitch Investors  Service,  Inc. or
Ba or lower  by  Moody's  Investors  Service,  or have  been  determined  by the
Investment  Manager  to be of  comparable  quality.  These  securities  are more volatile and normally pay higher yields than investment grade securities.

The  Investment  Manager uses a  "bottom-up"  approach in  selecting  high yield securities.  The Investment  Manager  emphasizes  rigorous  credit  analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's debt service coverage (i.e., its ability to make interest payments on its debt), the issuer's cash flow,  general economic factors and market conditions and world market conditions.

To determine the relative value of a security,  the Investment  Manager compares the  security's  credit  risk and  yield to the  credit  risk and yield of other securities.  The Investment  Manager is looking for securities that appear to be inexpensive relative to other comparable securities and securities that have the potential  for an upgrade of their credit  rating.  A rating  upgrade  typically would increase the value of the security.  The Investment  Manager focuses on an issuer's management experience, position in its market, and capital structure in assessing  its value.  The  Investment  Manager  seeks to  diversify  the Fund's holdings among securities and asset classes.

The Investment Manager may determine to sell a security (1) if it can purchase a security with a better  relative  value;  (2) if a security's  credit rating has been changed; or (3) to meet redemption requests, among other reasons.

Under adverse market conditions, the Fund could invest some or all of its assets
in  cash,  U.S.  Government   securities,   commercial  notes  or  money  market
instruments.  Although the Fund would do so only in seeking to avoid losses, the
Fund may be unable to pursue its  investment  objective  during  that time,  and investing defensively could reduce the benefit from any upswing in the market.

SECURITY INCOME OPPORTUNITY FUND

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FUND FACTS
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Objective:  A high level of current income.
Benchmark:  S&P/LSTA Leveraged Loan Index
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INVESTMENT OBJECTIVE
--------------------

The Income Opportunity Fund seeks a high level of current income.

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PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its  objective by  investing,  under normal  circumstances,  at least 80% of its net assets  (including any borrowings for investment  purposes)
in senior secured  floating rate corporate loans ("Senior  Loans") and corporate debt  securities.  The Senior Loans and corporate  debt  securities in which the
Fund  invests  generally  are  rated in medium or lower  rating  categories,  or determined  by the Fund's  Sub-Adviser,  Four Corners  Capital  Management,  LLC
("Four  Corners"),  to be of  comparable  quality.  Lower rated  securities  are commonly  referred  to as  "high  yield"  or  "junk  bonds"  and are  considered speculative  with  respect to the  issuer's  capacity to pay  interest and repay principal.  The Fund may also invest up to 10% of its total  assets in companies whose  financial  condition is troubled or uncertain and that may be involved in bankruptcy proceedings,  reorganizations or financial restructurings. As further discussed below, the Fund may also invest a portion of its assets in other types of securities or instruments.

Senior Loans in which the Fund invests  typically  have rates of interest  which are re-determined  daily,  monthly,  quarterly or semiannually by reference to a base lending rate,  plus a fixed  percentage  spread.  This base lending rate is primarily the London Interbank  Offered Rate ("LIBOR") and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rate used by commercial lenders.  The Fund expects a dollar-weighted  average period of approximately 90 days or less until the next interest rate  adjustment  for the Senior Loans held by the Fund.  The  borrower  in a Senior  Loan  transaction  may make  principal payment at fixed terms or variable terms,  depending on the  documentation for a particular Senior Loan. In any case, Senior Loans generally allow for prepayment of principal without penalty and as such, are subject to prepayment risks.

Senior Loans are loans that are typically made to business  borrowers to finance leveraged buy-outs, recapitalizations,  mergers, acquisitions, stock repurchases and internal  growth.  They generally are secured by specific  collateral of the borrowers and are senior to most other securities of the borrower (e.g.,  common stock or debt instruments) in the event of bankruptcy.  However,  the collateral can be difficult to liquidate and the value of the  collateral can decline or be insufficient to meet the obligations of the borrower.

The  Investment   Manager  has  engaged  Four  Corners  to  provide   investment
sub-advisory services to the Fund. In analyzing whether to acquire a Senior Loan or  corporate  debt  security,  Four Corners  will  consider  some or all of the following  factors  concerning  the  borrower:  ability  to  service  debt  from
internally   generated  funds;   adequacy  of  liquidity  and  working  capital;
appropriateness of capital structure;  leverage  consistent with industry norms;
historical  experience  of achieving  business and  financial  projections;  the quality and  experience  of  management;  and adequacy of  collateral  coverage.
Generally,  Four Corners will perform its own credit  analysis of each borrower.
In so doing,  Four  Corners may utilize  information  and credit  analyses  from agents that originate or administer  loans,  other lenders  investing in a loan, and other sources. Four Corners also may communicate directly with management of the borrowers.

The Fund may invest up to 10% of the Fund's total  assets in "Special  Situation
Investments." Special Situation Investments generally are corporate loans and/or debt  securities,  which may  include  equity and debt  securities  acquired  in connection with the loans or in connection with a reorganization  of a borrower.
Special Situation Investments also may be equity and/or debt securities of firms that, at the time of acquisition,  have: (1) defaulted on their debt obligations and/or filed for protection  under Chapter 11 of the U.S.  Bankruptcy  Code; (2)
entered into a voluntary  reorganization in conjunction with their creditors and stakeholders in order to avoid a bankruptcy  filing; or (3) prior to an event of default, the acute operating and/or financial problems of which have resulted in the  markets'  valuing  their  respective  securities  and debt at  sufficiently discounted prices so as to be yielding,  should they not default,  a significant premium over Treasury securities. Special Situation Investments may also include debtor-in-possession financing,  sub-performing real estate loans and mortgages, privately placed senior,  mezzanine,  subordinated  and junior debt,  letters of credit, trade claims, convertible bonds, and preferred and common stocks.

In  addition  the Fund may invest in certain  other  types of debt  obligations, including  unsecured or subordinated loans, and also may receive such securities and/or equity securities as a result of a restructuring of the debt of an issuer or the  reorganization  of a Senior  Loan or as part of a package of  securities acquired together with the Senior Loans of an issuer.

The Fund also may  invest a portion  of its  assets  in  derivatives,  including without limitation, options and futures contracts. These instruments may be used to hedge the Fund's portfolio,  to maintain exposure to the markets in which the
Fund may invest or to seek increased returns.

The Fund currently limits  investments in securities of non-U.S.  entities to no more than 15% of the Fund's total assets and will not invest in debt  securities of  issuers  located  in  emerging  markets,  and it  invests  only in  loans or securities that are U.S.  dollar-denominated or otherwise provide for payment in
U.S. dollars.

In order to avoid selling Fund assets to meet the Fund's shareholders redemption requests,  the Fund intends to borrow to the full extent permitted by applicable law.

For purposes of realizing  additional  income,  the Fund may lend its  portfolio securities to certain borrowers.  Any such loan will be continuously  secured by collateral at least equal to the value of the security loaned.

Under adverse or unstable market  conditions,  the Fund could invest some or all of its assets in cash or cash-type  securities  (high-quality,  short-term  debt
securities  issued  by  corporations,   financial  institutions,   or  the  U.S.
government).  Although  the Fund would do this only in seeking to avoid  losses, the Fund may be unable to pursue its investment  objective  during that time and it could reduce the benefit from any upswing in the market.

SECURITY CASH FUND

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FUND FACTS
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Objective:  As high a level  of  current  income  as is
            consistent with preservation of capital and
            liquidity
=======================================================

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INVESTMENT OBJECTIVE
--------------------

The Cash Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

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PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund  pursues  its  objective  by  investing  in a  diversified  and  liquid portfolio of primarily the highest quality money market  instruments,  which may include  restricted  securities as described under "Principal Risks." Generally, the Fund is required to invest at least 95% of its assets in the  securities  of issuers with the highest credit rating, and the remaining assets may be invested in securities with the  second-highest  credit rating. The Fund also is designed to maintain a constant  net asset value of $1.00 per share.  Although  Cash Fund seeks to  preserve  the  value of your  investment  at $1.00  per  share,  it is possible to lose money by investing in the Fund.  The Fund is subject to certain federal requirements which include the following:

o  maintain an average dollar-weighted portfolio maturity of 90 days or less
o  buy individual securities that have remaining maturities of 13 months or less
o  invest only in high-quality, dollar-denominated, short-term obligations.

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A MONEY MARKET  INSTRUMENT is a short-term  debt  instrument  issued by banks or other U.S.  corporations,  or the U.S. Government or state or local governments.
Money market  instruments have maturity dates of 13 months or less. Money Market instruments may include certificates of deposit, bankers' acceptances,  variable rate  demand  notes,  fixed-term  obligations,  commercial  paper,  asset-backed commercial paper and repurchase  agreements.  See Appendix A for a more complete description  of the  different  money  market  instruments  and  credit  quality ratings.
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The  Investment  Manager  attempts  to  increase  return and manage  risk by (1)
maintaining an average dollar-weighted  portfolio maturity within 10 days of the
Fund's  benchmark,  the Money Fund Report  published  by  iMoneyNet,  Inc.;  (2)
selecting  securities  that  mature at  regular  intervals  over the life of the portfolio;  (3) purchasing only commercial  paper in the top two tiers;  and (4)
constantly evaluating alternative  investment  opportunities for diversification without additional risk.

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WHAT DOES IT MEAN TO "PRESERVE CAPITAL"?  CAPITAL, also called PRINCIPAL, refers to the  amount of money  that you  invest in a fund.  If you choose to have your dividends and other distributions reinvested in additional shares of a fund, the amount of the distributions will be added to your initial investment to increase the amount of your capital.  A fund that seeks to preserve  capital  attempts to conserve the investor's  purchase  payments and reinvested  dividends.  However, there can be no assurance  that any fund will be successful  in preserving  your capital.
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PRINCIPAL RISKS

Your investment in the Funds is not insured or guaranteed by the Federal Deposit
Insurance  Corporation  or  any  other  governmental  agency.  The  value  of an investment  in the Funds will  fluctuate  and is subject to  investments  risks, which means investors could lose money.

INTEREST RATE RISK -- Investments in fixed-income  securities are subject to the possibility  that  interest  rates could  rise,  causing the value of the Funds'
securities, and share price, to decline. Longer term bonds and zero coupon bonds are generally  more  sensitive to interest rate changes than shorter term bonds.
Generally,  the longer the average  maturity of the bonds in a fund,  the more a fund's  share  price will  fluctuate  in  response  to  interest  rate  changes.
Investors should note that interest rates are at, or near, historic lows.

Securities  with floating  interest rates,  such as Senior Loans,  generally are less  sensitive  to  interest  rate  changes,  but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

CREDIT RISK -- It is possible that some issuers of fixed-income  securities will not make payments on debt  securities held by a Fund, or there could be defaults on repurchase  agreements held by a Fund. This risk may be especially acute with respect to high yield  securities  (i.e.,  "junk  bonds").  Also,  an issuer may suffer  adverse  changes in  financial  condition  that  could  lower the credit quality  of a  security,  leading  to  greater  volatility  in the  price of the security  and in shares of a Fund.  A change in the credit  quality  rating of a security can affect its  liquidity  and make it more  difficult  for the Fund to sell.  While all of the Funds will be subject to credit risk,  this risk will be especially relevant to the High Yield Fund and Income Opportunity Fund.

The Senior  Loans and  corporate  debt  securities  in which High Yield Fund and
Income  Opportunity  Fund may invest are generally  rated lower than  investment grade credit quality,  i.e., rated lower than "Baa" by Moody's Investors Service
("Moody's")  or "BBB" by  Standard & Poor's  Corporation  ("S&P"),  or have been issued by issuers who have issued other debt securities which, if unrated, would be rated lower than investment grade credit quality.  Investment  decisions will be based largely on the credit risk analysis performed by the Investment Manager with  respect  to High  Yield  Fund and Four  Corners  with  respect  to  Income
Opportunity  Fund,  and not on rating agency  evaluations.  This analysis may be difficult to perform.  Information  about a Senior Loan and its issuer generally is not in the public  domain.  Many  issuers have not issued  securities  to the public and are not subject to reporting  requirements  under federal  securities laws. Generally,  however, issuers are required to provide financial information to lenders and information may be available from other Senior Loan  participants or agents that originate or administer Senior Loans.

PREPAYMENT  RISK -- The  issuers  of  securities  held by a Fund  may be able to prepay principal due on the securities, particularly during periods of declining interest  rates.  Securities  subject to prepayment  risk  generally  offer less potential  for  gains  when  interest  rates  decline,  and may  offer a greater potential for loss when interest rates rise. In addition,  rising interest rates may  cause  prepayments  to  occur  at a  slower  than  expected  rate,  thereby effectively  lengthening  the  maturity of the  security and making the security more  sensitive to interest  rate  changes.  Prepayment  risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Most floating rate loans (such as Senior  Loans) and debt  securities  allow for prepayment  of principal  without  penalty.  Accordingly,  the potential for the value of a floating  rate loan or  security  to increase in response to interest rate declines is limited.  Corporate loans or securities  purchased to replace a prepaid  corporate  loan or security may have lower yields than the yield on the prepaid corporate loan.

SENIOR  LOANS  --  Senior  Loans  incur  some of the same  risks  as other  debt securities,  such as prepayment risk,  credit risk,  interest rate risk and risk found with high yield securities.  Senior Loans are usually issued in connection
with   a   restructuring   (such   as   leveraged   buyout   loans,    leveraged
recapitalizations  and other  types of  acquisition  financing).  In such highly leveraged  transactions,  the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business  objectives.  As such,  Senior  Loans are part of highly  leveraged  transactions  and  involve a significant risk that the borrower may default or go into bankruptcy.

Senior  Loans are subject to the risk that the  scheduled  interest or principal payments will not be paid.  Lower-rated  Senior Loans and debt securities (those of less than investment grade quality),  including  floating rate loans and debt securities,  involve greater risk of default on interest and principal  payments than higher-rated  Senior Loans and securities.  In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the net asset value of shares  of a Fund  investing  in such  investments  also will  decline.
Generally, the lower the rating category, the more risky is the investment. Debt securities  rated below BBB by S&P or Moody's are considered to have speculative characteristics  and are commonly referred to as "junk bonds." Junk bonds entail default  and  other  risks  greater  than  those  associated  with  higher-rated securities.  The Senior  Loans in which  High Yield Fund and Income  Opportunity
Fund generally invest are subject to less credit risk than junk bonds. They have features that junk bonds generally do not have.  They are senior  obligations of the borrower or issuer, are secured by collateral,  and generally are subject to certain restrictive  covenants in favor of the lenders or security-holders  that invest in them.

IMPAIRMENT  OF  COLLATERAL:  Senior  Loans in which  High  Yield Fund and Income
Opportunity  Fund invest  generally  are secured by specific  collateral  of the borrowers and are senior to most other securities of the borrower (e.g.,  common stock or debt instruments) in the event of bankruptcy.  However,  the collateral can be difficult to liquidate and the value of the  collateral can decline or be insufficient to meet the obligations of the borrower. As a result, a Senior Loan may not be fully  collateralized  and can decline  significantly  in value. As a result, the Fund might not receive payments to which it is entitled.

LIMITED LIQUIDITY: Although the resale, or secondary, market for Senior Loans is growing,  it is currently  limited.  There is no organized  exchange or board of trade on which such loans are traded.  Instead,  the secondary market for Senior
Loans is an unregulated  inter-dealer or inter-bank re-sale market. Senior Loans usually  trade in large  denominations  (typically  $1 million  and  higher) and
trades  can  be  infrequent.   The  market  has  limited  transparency  so  that
information about actual trades may be difficult to obtain. Accordingly, some of the Senior  Loans in which  Income  Opportunity  Fund and High Yield Fund invest will be relatively illiquid. In addition, Senior Loans in which the Funds invest may  require  the  consent of the  borrower  and/or  the agent  prior to sale or assignment.  These consent  requirements can delay or impede a Fund's ability to sell  Senior  Loans and may  adversely  affect the price  that can be  obtained.
Income  Opportunity  Fund and High Yield Fund may have  difficulty  disposing of
Senior Loans if cash is needed to pay redemption requests, to pay dividends,  to pay  expenses  or to  take  advantage  of new  investment  opportunities.  These considerations may cause the High Yield Fund and Income Opportunity Fund to sell securities at lower prices than they would otherwise consider to meet cash needs or cause the Funds to maintain a greater portion of their  respective  assets in cash  equivalents  than they would  otherwise,  which  could  negatively  affect performance.  Income  Opportunity  Fund seeks to avoid the  necessity of selling assets to meet such needs by the use of borrowings.

High  Yield  Fund and  Income  Opportunity  Fund each  value its  assets  daily.
However,  because the  secondary  market for Senior Loans is limited,  it may be difficult to value Senior Loans.  Market quotations may not be readily available for some  Senior  Loans,  or may be  volatile  and/or  subject to large  spreads between bid and ask prices,  and  valuation  may require more  research than for other securities.  In addition,  elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

Although the volume of Senior  Loans  issued and traded has  increased in recent years, demand for Senior Loans has also grown. An increase in demand may benefit
High Yield Fund and Income Opportunity Fund by providing increased liquidity for
Senior  Loans,  but may also  adversely  affect the rate of interest  payable on
Senior Loans acquired by the Fund, the  availability of Senior Loans acquired in the  primary  market or  increase  the price of  Senior  Loans in the  secondary market.

UNSECURED AND SUBORDINATED LOANS -- Income Opportunity Fund may invest a limited portion of its assets in unsecured or  subordinated  loans.  Unsecured loans and subordinated  loans  share the same  credit  risks as those  discussed  above in connection  with Senior Loans except that unsecured loans are not secured by any collateral of the borrower and  subordinated  loans are not the most senior debt in a borrower's  capital  structure.  Unsecured  loans do not enjoy the security associated with  collateralization  and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans. The primary additional risk in a subordinated loan is the potential loss to the Fund in the event of default by the issuer of the loan. Subordinated loans in an insolvency bear an increased share,  relative  to  senior  secured  lenders,  of the  ultimate  risk that the borrower's assets are insufficient to meet its obligations to its creditors.

SPECIAL  SITUATION   INVESTMENTS/SECURITIES  IN  DEFAULT  --  Investing  in  the
securities  and debt of  distressed  issuers or  issuers  in  default  ("Special
Situation  Investments")  involves a far greater level of risk than investing in issuers whose debt  obligations  are being met and whose debt trades at or close to  its  "par"  or  full  value.  While  offering  an  opportunity  for  capital appreciation,  Special Situation Investments are highly speculative with respect to the issuer's  ability to make interest  payments  and/or to pay its principal obligations  in full.  Special  Situation  Investments  can be very difficult to properly value, making them susceptible to a high degree of price volatility and potentially  rendering them less liquid than performing debt obligations.  Those
Special Situation Investments involved in a bankruptcy proceeding can be subject to a high degree of uncertainty with regard to both the timing and the amount of
the  ultimate  settlement.   Special  Situation  Investments  may  also  include
debtor-in-possession financing,  sub-performing real estate loans and mortgages, privately placed senior,  mezzanine,  subordinated  and junior debt,  letters of credit, trade claims, convertible bonds, and preferred and common stocks.

SPECIAL RISKS  ASSOCIATED WITH  MORTGAGE-BACKED  SECURITIES -- All of the Funds,
and  especially  the  Diversified  Income Fund and High Yield Fund may invest in mortgage-backed  securities. A Fund will receive payments on its mortgage-backed securities  that are part interest and part return of principal.  These payments may vary  based on the rate at which  homeowners  pay off  their  loans.  When a homeowner  makes a  prepayment,  the  Fund  receives  a  larger  portion  of its principal  investment back, which means that there will be a decrease in monthly interest payments. Some mortgage-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict,  making their prices very volatile.

Home  mortgage  loans are typically  grouped  together into "pools" by banks and other  lending  institutions,  and  interests  in these  pools  are then sold to investors,  allowing the bank or other  lending  institution  to have more money available to loan to home buyers.  When  homeowners  make interest and principal payments,  these  payments are passed on to the  investors in the pool.  Most of these  pools  are  guaranteed  by  U.S.  Government  agencies  or by  government sponsored private  corporations - familiarly called "Ginnie Maes," "Fannie Maes"
and "Freddie Macs."

MARKET RISK -- Equity  securities  fluctuate  in price and their  prices tend to fluctuate  more  dramatically  over the shorter term than do the prices of other asset  classes.  These  movements may result from factors  affecting  individual companies,  or from broader  influences like changes in interest  rates,  market conditions,  investor confidence or changes in economic,  political or financial market conditions.

OPTIONS  AND  FUTURES --  Diversified  Income  Fund,  High Yield Fund and Income
Opportunity Fund may use options and futures to hedge the Fund's  portfolio,  to gain exposure to a market  without buying  individual  securities or to increase returns.  There is the risk that such practices may sometimes  reduce returns or increase volatility. These practices also entail transactional expenses.

FOREIGN  SECURITIES  --  Diversified  Income  Fund,  High  Yield Fund and Income
Opportunity   Fund   may   invest   in   foreign   securities   that   are  U.S.
dollar-denominated.  Investments  in foreign  securities  may  involve  risks in addition to those of U.S. investments,  including increased political,  economic and legal risk.

RESTRICTED SECURITIES -- Diversified Income Fund, High Yield Fund, Cash Fund and
Income  Opportunity  Fund may invest in  securities  that are  restricted  as to disposition under the federal  securities laws.  However,  Cash Fund will invest only in  restricted  securities  that  are  eligible  for  resale  to  qualified institutional  investors pursuant to Rule 144A under the Securities Act of 1933.
Since   restricted   securities  may  be  sold  only  in  privately   negotiated
transactions  or in a public  offering  with  respect  to  which a  registration statement  is in  effect  under  the  Securities  Act,  their  sale  may  entail substantial delays and the liquidity of these securities may be limited.

HIGH YIELD SECURITIES -- High Yield Fund and Income  Opportunity  Fund, and to a
lesser extent, Diversified Income Fund, may invest in higher yielding, high risk debt securities.  These investments may present additional risk because they may be less liquid and present  more credit risk than  investment  grade  bonds.  In addition,  the price of high yield  securities  tends to be more  susceptible to issuer-specific  operating  results and outlook  and real or  perceived  adverse economic and competitive industry conditions.

ADDITIONAL  INFORMATION -- For more information about the investment  program of the Funds,  including additional information about the risks of certain types of investments,  please see the  "Investment  Policies  and  Management  Practices"
section of this prospectus.

PORTFOLIO  HOLDINGS -- A description of the Funds'  policies and procedures with respect to the  disclosure  of the Funds'  underlying  portfolio  securities  is available in the Funds'  Statement of Additional  Information and on its website at  www.securitybenefit.com.  In addition,  investors should note that the Funds publish a complete  list of their  month-end  portfolio  holdings on its website generally  within one to two days  after the end of each  calendar  month.  Such information will remain online for 4 months.

PAST PERFORMANCE

The charts and tables on the  following  pages  provide some  indication  of the risks of investing in the Funds by showing  changes in each Fund's Class A share performance  from year to year and by showing  how each  Fund's  average  annual total return has compared to those of a broad measure of market performance.  No performance is shown for Income  Opportunity  Fund as it was not available until
March  2004.  Performance  information  for this  Fund  will  appear in a future version of this prospectus once the Fund has a full calendar year of performance information to report to investors.  Fee waivers  and/or expense  reimbursements for  Diversified  Income Fund and Cash Fund reduced the expenses of those Funds.
In the absence of such waiver or reimbursements, the performance quoted would be reduced.  As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

The bar  charts on the  following  pages do not  reflect  the impact of taxes on distributions  or the  sales  charges  applicable  to Class A shares  which,  if reflected,  would lower the returns shown. Average annual total returns for each
Fund's Class A shares include deduction of the 4.75% front-end sales charge, for
Class B shares include the appropriate deferred sales charge, which is 5% in the first year declining to 0% in the sixth and later years,  and for Class C shares include the deferred  sales charge of 1% in the first year.  The average  annual total returns also assume that Class B  shareholders  redeem all their shares at the end of the period indicated.

SECURITY DIVERSIFIED INCOME FUND

===================================
HIGHEST AND LOWEST RETURNS
(Quarterly 1995-2004)
-----------------------------------
HIGHEST QUARTER
Q2 ended June 30, 1995        7.34%

LOWEST QUARTER
Q1 ended Arch 31, 1996       -3.33%
===================================

[BAR GRAPH]

1995......... 21.86%
1996.........  1.26%
1997.........  9.19%
1998.........  9.09%
1999......... -3.60%
2000.........  9.68%
2001.........  7.33%
2002.........  9.04%
2003.........  2.72%
2004.........  3.37%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2004)
--------------------------------------------------------------------------------
                                                                      10 Years
                                                                      (or since
                                                  1 Year    5 Years   inception)
Class A
  Return Before Taxes .........................   (1.54)%    5.34%     6.28%
  Return After Taxes on Distributions(1) ......   (3.09)%    3.31%     3.97%
  Return After Taxes on Distributions
    and Sale of Fund Shares(1) ................   (1.02)%    3.30%     3.92%
Class B Return Before Taxes ...................   (2.40)%    5.26%     6.00%
Class C Return Before Taxes ...................    1.61%      N/A      5.77%(2)
Lehman Brothers Aggregate Bond Index
  (reflects no deduction for fees,
  expenses or taxes)(3) .......................    4.34%     7.71%     7.72%
--------------------------------------------------------------------------------
1  After-tax  returns are  calculated  using the historical  highest  individual federal  marginal income tax rates and do not reflect the impact of any state or  local  taxes.  Actual  after-tax  returns  depend  on an  investor's  tax situation  and may differ from those shown.  After-tax  returns shown are not relevant  to  investors  who hold  their  Fund  shares  through  tax-deferred arrangements,  such  as  401(k)  plans  or  individual  retirement  accounts.
   After-tax  returns are shown for Class A only.  After-tax returns for Class B and C will vary.

2  For the period  beginning  May 1, 2000 (date of  inception)  to December  31,
   2004.  The Lehman  Brothers  Aggregate Bond Index average annual total return for the period May 1, 2000 to December 31, 2004 was 7.84%.

3  The Lehman Brothers  Aggregate Bond Index is a benchmark index made up of the
   Lehman Brothers  Government/Corporate Bond Index,  Mortgage-Backed Securities
   Index, and Asset-Backed  Securities Index,  including  securities that are of investment-grade  quality or better, have at least one year to maturity,  and have an outstanding par value of at least $100 million.
================================================================================

SECURITY HIGH YIELD FUND

=======================================
HIGHEST AND LOWEST RETURNS
(Quarterly 1997-2004)
---------------------------------------
HIGHEST QUARTER
Q2 ended June 30, 2003            8.87%

LOWEST QUARTER
Q3 ended September 30, 2002      -4.77%
=======================================

[BAR GRAPH]

1997......... 12.57%
1998.........  4.98%
1999......... -0.51%
2000......... -3.03%
2001.........  4.93%
2002......... -1.66%
2003......... 21.65%
2004......... 10.96%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2004)
--------------------------------------------------------------------------------
                                              1 Year   5 Years   Since Inception
Class A
  Return Before Taxes ......................   5.66%    5.17%        5.68%(2)
  Return After Taxes on Distributions(1) ...   3.42%    2.26%        2.48%(2)
  Return After Taxes on Distributions
    and Sale of Fund Shares(1) .............   3.59%    2.53%        2.79%(2)
Class B Return Before Taxes ................   5.09%    5.06%        5.49%(2)
Class C Return Before Taxes ................   9.12%     N/A         6.37%(3)
Lehman Brothers High Yield Index
  (reflects no deduction for fees,
  expenses or taxes)(4) ....................  11.13%    6.97%        6.98%(5)
--------------------------------------------------------------------------------
1  After-tax  returns are  calculated  using the historical  highest  individual federal  marginal income tax rates and do not reflect the impact of any state or  local  taxes.  Actual  after-tax  returns  depend  on an  investor's  tax situation  and may differ from those shown.  After-tax  returns shown are not relevant  to  investors  who hold  their  Fund  shares  through  tax-deferred arrangements,  such  as  401(k)  plans  or  individual  retirement  accounts.
   After-tax  returns are shown for Class A only.  After-tax returns for Class B and C will vary.

2  For the period of August 5, 1996 (date of inception) to December 31, 2004.

3  For the period  beginning  May 1, 2000 (date of  inception)  to December  31,
   2004.  The Lehman  Brothers  High Yield Index  average  annual return for the period May 1, 2000 to December 31, 2004 was 7.99%.

4  Lehman   Brothers   High  Yield  Index  is  an  unmanaged   index   generally
   representative of the fixed rate,  publicly issued, non investment grade debt registered with the SEC.

5  Index  performance  is only  available  to the Fund at the  beginning of each month. Performance for the Lehman Brothers High Yield Index is for the period
   August 1, 1996 to December 31, 2004.
================================================================================

SECURITY CASH FUND

=========================================
HIGHEST AND LOWEST RETURNS
(Quarterly 1995-2004)
-----------------------------------------
HIGHEST QUARTER
Q3 ended September 30, 2000         1.46%

LOWEST QUARTER
Q4 ended December 31, 2003          0.03%
=========================================

[BAR GRAPH]

1995......... 5.00%
1996......... 4.60%
1997......... 4.90%
1998......... 4.70%
1999......... 4.40%
2000......... 5.56%
2001......... 3.20%
2002......... 0.85%
2003......... 0.20%
2004......... 0.40%

========================================================
AVERAGE ANNUAL TOTAL RETURNS AND YIELD
(through December 31, 2004)
--------------------------------------------------------
                             1 Year   5 Years   10 Years
Security Cash Fund           0.40%     2.02%      2.30%
7-Day Yield                  1.34%
========================================================

FEES AND EXPENSES OF THE FUNDS

THIS TABLE  DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
SHARES OF THE FUNDS.

----------------------------
SHAREHOLDER FEES (ALL FUNDS)
----------------------------

Fees are paid directly from your investment.

==========================================================================================
SHAREHOLDER FEES (fees paid directly from your investment)
------------------------------------------------------------------------------------------
                                                                   DIVERSIFIED
                                                                     INCOME,
                                            DIVERSIFIED INCOME,    HIGH YIELD
                                                HIGH YIELD,        AND INCOME
                                                 AND INCOME        OPPORTUNITY
                                             OPPORTUNITY FUNDS        FUNDS      CASH FUND
                                            --------------------   -----------   ---------
                                            CLASS A    CLASS B       CLASS C
                                            SHARES     SHARES(1)     SHARES
------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)          4.75%       None         None         None
------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)    None(2)      5%(3)        1%(4)        None
------------------------------------------------------------------------------------------
Income Opportunity Fund Only --
Redemption Charge (as a percentage
of amount redeemed or exchanged)             2%(5)       None         None         None
------------------------------------------------------------------------------------------
1  Class B shares convert tax-free to Class A shares automatically after eight years.

2  Purchases  of Class A shares in amounts  of  $1,000,000  or more are not  subject to an initial sales load;  however,  a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

3  5% during the first year, decreasing to 0% in the sixth and following years.

4  A deferred sales charge of 1% is imposed in the event of redemption  within one year of purchase.

5  A redemption  charge of 2% will be assessed on any shares redeemed or exchanged  within
   90 days after the date they were  acquired.  This  charge  does not apply to (1) shares held in retirement plans purchased from the Investment  Manager or an affiliate or that are  administered by the Investment  Manager or an affiliate,  such as 401(k),  403(b),
   457,  Keogh,  SIMPLE  IRA,  SEP-IRA and money  purchase  pension  accounts,  (2) shares purchased through the reinvestment of dividends or capital gains distributions,  or (3)
   redemptions in an amount less than $10,000.
==========================================================================================

------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------

Expenses that are deducted from Fund assets.

==========================================================================================
                                                           CLASS A     CLASS B    CLASS C
------------------------------------------------------------------------------------------
DIVERSIFIED INCOME FUND
------------------------------------------------------------------------------------------
Management fee..........................................   0.35%       0.35%      0.35%
Distribution (12b-1) fees...............................   0.25%       1.00%      1.00%
Other expenses..........................................   0.46%       0.46%      0.46%
TOTAL ANNUAL FUND OPERATING EXPENSES....................   1.06%(1)    1.81%(1)   1.81%(1)
------------------------------------------------------------------------------------------
HIGH YIELD FUND
------------------------------------------------------------------------------------------
Management fee..........................................   0.60%       0.60%      0.60%
Distribution (12b-1) fees...............................   0.25%       1.00%      1.00%
Other expenses..........................................   0.63%       0.63%      0.63%
TOTAL ANNUAL FUND OPERATING EXPENSES....................   1.40%       2.23%      2.23%
------------------------------------------------------------------------------------------
INCOME OPPORTUNITY FUND
------------------------------------------------------------------------------------------
Management fee..........................................   0.80%       0.80%      0.80%
Distribution (12b-1) fees...............................   0.25%       1.00%      1.00%
Other expenses..........................................   0.37%       0.37%      0.37%
TOTAL ANNUAL FUND OPERATING EXPENSES....................   1.42%       2.17%      2.17%
------------------------------------------------------------------------------------------
CASH FUND
------------------------------------------------------------------------------------------
Management fee..........................................   0.50%        ---       ---
Distribution (12b-1) fees...............................   None         ---       ---
Other expenses..........................................   0.76%        ---       ---
TOTAL ANNUAL FUND OPERATING EXPENSES....................   1.26%        ---       ---
Fee Waiver(2)...........................................  -0.27%        ---       ---
TOTAL ANNUAL FUND OPERATING EXPENSES (AFTER FEE WAIVER).   0.99%        ---       ---
------------------------------------------------------------------------------------------
1  Diversified  Income Fund's total annual  operating  expenses for the most recent fiscal year were less than the  amount  shown  because  of a fee  waiver or  reimbursement  of expenses by the Funds' Investment  Manager.  The Investment Manager waives a portion of its  management  fee  and/or  reimburses  expenses  in order to keep the  Fund's  total operating  expenses at or below a specified level. The Investment Manager may eliminate all or part of the fee  waiver or  reimbursement  at any time.  With the fee waiver and reimbursement,  the Funds'  actual  total annual fund  operating  expenses for the year ended December 31, 2004,  were as follows:  Diversified  Income Fund,  Class A - 0.95%;
   Diversified Income Fund, Class B - 1.70% and Diversified Income Fund, Class C - 1.70%.

2  Cash Fund's  total  annual  operating  expenses  for the most  recent  fiscal year were reduced due to a contractual cap of fees by the Fund's  Investment  Manager.  Under the agreement the Investment  Manager  guarantees that the aggregate annual expenses of the
   Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation), but inclusive of the Investment Manager's compensation, shall not exceed an amount equal to
   1% of the  average  daily  net  assets  of the Fund for the  year.  Brokerage  fees and commissions  incurred in connection  with the purchase or sale of any securities by the
   Fund are not be deemed to be expenses.  This agreement is renewable annually and may be terminated upon sixty days notice to the Investment Manager.
==========================================================================================

EXAMPLE

This  Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

Each  Example  assumes  that you invest  $10,000 in a Fund for the time  periods indicated.  Each Example also assumes that your  investment has a 5% return each year and that the  Fund's  operating  expenses  remain the same.  Although  your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

You would pay the  following  expenses if you redeemed your shares at the end of each period.

================================================================================
                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
Diversified Income Fund         $578         $796         $1,032         $1,708
High Yield Fund                  619          921          1,245          2,159
Income Opportunity Fund          614          906          1,220          2,107
Cash Fund(1)                     102          400            629          1,523
--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------
Diversified Income Fund         $684         $870         $1,180         $1,930
High Yield Fund                  725          994          1,390          2,365
Income Opportunity Fund          720          979          1,364          2,313
Cash Fund                        N/A          N/A            N/A            N/A
--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
Diversified Income Fund         $284         $570         $  980         $2,127
High Yield Fund                  325          694          1,190          2,554
Income Opportunity Fund          320          679          1,164          2,503
Cash Fund                        N/A          N/A            N/A            N/A
--------------------------------------------------------------------------------
1  Expense  Examples for the first year are based on total annual fund operating expenses after fee waivers.
================================================================================

You would pay the following expenses if you did not redeem your shares.

================================================================================
                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
Diversified Income Fund         $578         $796         $1,032         $1,708
High Yield Fund                  619          921          1,245          2,159
Income Opportunity Fund          614          906          1,220          2,107
Cash Fund(1)                     102          400            692          1,523
--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------
Diversified Income Fund         $184         $570         $  980         $1,930
High Yield Fund                  225          694          1,190          2,365
Income Opportunity Fund          220          679          1,164          2,313
Cash Fund                        N/A          N/A            N/A            N/A
--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
Diversified Income Fund         $184         $570         $  980         $2,127
High Yield Fund                  225          694          1,190          2,554
Income Opportunity Fund          220          679          1,164          2,503
Cash Fund                        N/A          N/A            N/A            N/A
--------------------------------------------------------------------------------
1  Expense  Examples for the first year are based on total annual fund operating expenses after fee waivers.
================================================================================

INVESTMENT MANAGER

Security  Management  Company,  LLC (the  "Investment  Manager"),  One  Security
Benefit Place, Topeka,  Kansas 66636-0001,  is the Funds' Investment Manager. On
December 31,  2004,  the  aggregate  assets of all of the mutual funds under the investment  management  of  the  Investment  Manager  were  approximately  $16.4 billion.

MANAGEMENT FEES -- The following chart shows the aggregate investment management fees paid by each Fund during the last fiscal year.

               =================================================
               MANAGEMENT FEES
               (expressed as a percentage of average net assets)
               -------------------------------------------------
               Diversified Income Fund...................  0.35%
               High Yield Fund...........................  0.60%
               Income Opportunity Fund...................  0.80%
               Cash Fund.................................  0.50%
               =================================================

A  DISCUSSION  REGARDING  THE  BASIS FOR THE BOARD OF  DIRECTORS  APPROVING  ANY
INVESTMENT  ADVISORY  CONTRACT  OR  SUB-ADVISORY  CONTRACT  OF THE FUNDS WILL BE
AVAILABLE IN THE FUNDS'  SEMI-ANNUAL REPORT FOR THE FISCAL HALF-YEAR ENDING JUNE
30, 2005.

PORTFOLIO  MANAGERS -- The Portfolio  Managers of the Investment Manager oversee the day-to-day operations of the following Funds:

-----------------------
DIVERSIFIED INCOME FUND
-----------------------

STEVEN M. BOWSER,  Vice President and Senior Portfolio Manager of the Investment
Manager,  has managed the Diversified  Income Fund's portfolio since 1995. Prior to joining the  Investment  Manager in 1992, he was Assistant Vice President and
Portfolio  Manager  with the Federal Home Loan Bank of Topeka from 1989 to 1992.
He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career  with the Farm  Credit  System  from  1982 to 1987,  serving  as a Senior
Financial  Analyst and  Assistant  Controller.  He graduated  with a bachelor of science degree from Kansas State University in 1982. He is a Chartered Financial
Analyst charterholder.

CHRISTOPHER L. PHALEN,  Assistant  Vice  President and Portfolio  Manager of the
Investment Manager, has co-managed Diversified Income Fund since May 2000. Prior to joining the  Investment  Manager in 1997, he was with Sprint PCS as a pricing analyst.  Prior to  joining  Sprint PCS in 1997,  Mr.  Phalen  was  employed  by
Security  Benefit Group. Mr. Phalen graduated from the University of Kansas with a bachelor of business  administration  and accounting degree. He is a Chartered
Financial Analyst charterholder with 5 years investment experience.

---------------
HIGH YIELD FUND
---------------

DAVID G.  TOUSSAINT,  Assistant  Vice  President  and  Portfolio  Manager of the
Investment  Manager,  has managed  High Yield Fund since  April  2000.  Prior to joining the Investment  Manager in 2000, he was with Allstate  Insurance Company as an  investment  analyst and served in various  managerial  positions in their investment  operations  group  since 1993.  Mr.  Toussaint  has eleven  years of investment  experience and is a Chartered  Financial Analyst  charterholder.  In addition, Mr. Toussaint holds a CPA certificate. Mr. Toussaint earned a bachelor of arts degree in Economics from the University of Illinois, a master of science degree in Accountancy from DePaul  University and an M.B.A.  from the University of Chicago.

SUB-ADVISER

The  Investment  Manager and the Funds have  received  from the  Securities  and
Exchange Commission an exemptive order for a multi-manager structure that allows the Investment  Manager to hire, replace or terminate  sub-advisers  without the approval of shareholders. The order also allows the Investment Manager to revise a  sub-advisory  agreement  with the  approval  of Fund  Directors,  but without shareholder approval.  If a new sub-adviser is hired,  shareholders will receive information  about the new sub-adviser  within 90 days of the change.  The order allows the Funds to operate more efficiently and with greater  flexibility.  The
Investment Manager provides the following oversight and evaluation services to a
Fund which uses a sub-adviser:

o  performing initial due diligence on prospective sub-advisers

o  monitoring the performance of the sub-adviser

o  communicating performance expectations to the sub-adviser

o  ultimately  recommending  to the Board of Directors  whether a  sub-adviser's contract should be renewed, modified or terminated.

The  Investment  Manager  does not  expect  to  recommend  frequent  changes  of sub-advisers.  Although the Investment  Manager will monitor the  performance of sub-advisers,  there is no certainty  that any  sub-adviser  or Fund will obtain favorable results at any given time.

The Investment Manager has engaged Four Corners Capital Management,  LLC, 515 S.
Flower Street, Suite 4310, Los Angeles,  California 90071, to provide investment advisory  services to Income  Opportunity  Fund. Four Corners was established in
2001 and as of March 1, 2004, managed and advised  approximately $900 million in assets.

PORTFOLIO  MANAGERS -- The Portfolio  Managers of the  Sub-Advisers  oversee the day-to-day operations of the following Funds:

-----------------------
INCOME OPPORTUNITY FUND
-----------------------

MICHAEL P.  MCADAMS,  President  and Chief  Investment  Officer of Four  Corners
Capital Management, has been the co-manager of Income Opportunity Fund since its inception  in March 2004.  He has over 23 years of  investment  experience.  Mr.
McAdams  established  Four Corners in September 2001. From November 1995 through
September 2001, Mr. McAdams served in the capacity of president, chief executive
officer  and  chief  investment  officer  of  ING  Capital  Advisors,   LLC,  an
institutional money manager focused exclusively on managing portfolios of Senior
Loans.  From May 1988 through October 1995, he was the portfolio manager for the
Pilgrim  Prime Rate Trust (now known as the ING Prime Rate Trust),  a closed-end investment company with investment objectives and strategies comparable to those of Income  Opportunity  Fund.  Pilgrim Prime Rate Trust was the first closed-end fund to invest  exclusively  in Senior Loans.  Mr. McAdams is a board member and former  Chairman  and  Vice  Chairman  of  the  Loan  Syndications  and  Trading
Association,  the Senior Loan industry's trade association. Mr. McAdams received a Bachelor of Arts in Finance from the California  State University at Fullerton in  1977  and his  Masters  of  Business  Administration  in  Finance  from  the
University of California Los Angeles in 1979.

ROBERT I. BERNSTEIN,  Managing Director and Chief Credit Officer of Four Corners
Capital Management, has been the co-manager of Income Opportunity Fund since its inception in March 2004. Mr. Bernstein has been actively  involved in the Senior
Loan  market for over 12 years.  Prior to  joining  Four  Corners  in 2001,  Mr.
Bernstein was most recently a General  Partner of The Yucaipa  Companies,  a Los
Angeles-based private equity investment firm. He was previously a Vice President with Bankers Trust,  and served as an infantry officer in the U.S. Marine Corps.
Mr. Bernstein received his B.B.A. in Finance from Hofstra University in 1984 and his Masters of Business Administration in Finance from the University of Chicago in 1986.

The Statement of Additional  Information  provides additional  information about each portfolio manager's compensation,  other accounts managed, and ownership of
Fund shares.

BUYING SHARES

Shares of the Funds  are  available  through  broker/dealers,  banks,  and other financial  intermediaries  that have an agreement  with the Funds'  Distributor,
Security Distributors,  Inc. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Fund. Fund shares  purchased directly from the Fund are not assessed such additional charges but may entail a front-end sales charge as noted under the section titled "Class A Shares."

There are three  different ways to buy shares of Diversified  Income Fund,  High
Yield Fund and Income  Opportunity Fund -- Class A shares,  Class B shares,  and
Class C shares.  Cash Fund offers a single  class of shares  which is offered at net asset value next  determined  after an order is received and  accepted.  The different  classes of a Fund differ  primarily with respect to sales charges and
Rule 12b-1 distribution and service fees for each class. Shares of Cash Fund are offered by the Fund without a sales charge.  The minimum  initial  investment is
$100.  Subsequent  investments must be $100 (or $20 under an Accumulation Plan).
The Funds and the Distributor  reserve the right to reject any order to purchase shares, in whole or in part.

The  Funds  no  longer  issue  certificates;  all  Fund  shares  are  issued  in non-certificate form.

CUSTOMER  IDENTIFICATION  AND  VERIFICATION -- To help the government  fight the funding of terrorism and money laundering  activities,  federal law requires all financial  institutions to obtain, verify and record information that identifies each person that opens an account,  and to determine  whether such person's name appears on  government  lists of known or  suspected  terrorists  and  terrorist organizations.

What this means for you: The Fund must obtain the following information for each person that opens an account:

o  Name;

o  Date of birth (for individuals);

o  Residential or business street address  (although post office boxes are still permitted for mailing); and

o  Social security number,  taxpayer identification number, or other identifying number.

You  may  also be  asked  to show  your  driver's  license,  passport  or  other identifying  documents in order to verify your identity.  In addition, it may be necessary  to verify your  identity  by  cross-referencing  your  identification information  with a consumer  report or other  electronic  database.  Additional information  may be  required  to  open  accounts  for  corporations  and  other entities.

Federal law prohibits  the Fund and other  financial  institutions  from opening accounts unless they receive the minimum  identifying  information listed above.
They also may be  required  to close  your  account if they are unable to verify your identity within a reasonable time.

MARKET  TIMING/SHORT-TERM  TRADING -- Some  investors try to profit from various short-term or frequent trading  strategies known as market timing;  for example, transferring  money into mutual funds when they expect prices to rise and taking money out when they  expect  prices to fall,  or  transferring  from one Fund to another  and  then  back  again  after a short  period  of  time.  As  money  is transferred  in  and  out,  a  Fund  incurs  expenses  for  buying  and  selling securities.  Excessive  purchases,  redemptions  or exchanges of a Fund's shares disrupt  portfolio  management,  hurt Fund  performance  and drive Fund expenses higher. These costs are borne by all shareholders, including long-term investors who do not  generate  these  costs.  Investors  may be more likely to attempt to engage in market timing with respect to Funds that invest a significant  portion of their assets in the securities of foreign issuers, securities that are thinly traded  and/or  securities  such as certain  high yield  securities  that do not routinely have readily available market quotations.

The Boards of Directors  have adopted  policies and  procedures  against  market timing and the Funds discourage market timing or excessive trading.  If you wish to engage in such  practices,  we request that you do not purchase shares of any of the Funds.  Each Fund  reserves  the right to reject any  request to purchase shares, including purchases in connection with an exchange transaction,  that it reasonably  determines to be market timing or excessive trading by a shareholder
or  accounts  under  common  control.   Transactions  placed  through  the  same
broker/dealer  or  other  financial  intermediary  on an  omnibus  basis  may be rejected  in whole or in part by a Fund.  Transactions  accepted  by a financial intermediary in violation of the market  timing/short-term  trading policies and procedures are not deemed  accepted by the Funds and may be cancelled or revoked by the  Funds  by the  close of  business  on the next  business  day  following receipt.

The policies and  procedures of the Funds are intended to restrict  transactions that  are  disruptive  to the  Funds  or  potentially  disadvantageous  to other shareholders. Although the Funds have adopted policies and procedures, the Funds may be dependant upon authorized financial  intermediaries that offer the Funds'
shares to assist in implementing these policies and procedures. When considering if  certain  restrictions  or  limitations  should  be  applied  to  shareholder transactions,  the Funds' policies and procedures take into account, among other things, the following factors:

o  the total dollar amount being transferred;

o  the number of transfers made within the previous 12 months;

o  transfers to and from (or from and to) the same Fund;

o  whether a shareholder's transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o  whether a shareholder's  transfers  appear to be part of a group of transfers made by a third party on behalf of individual shareholders in the group.

If it is determined that a shareholder's  transfer  patterns among the Funds are disruptive or potentially disadvantageous to other shareholders,  the Funds will send the  shareholder  a letter  notifying  the  shareholder  that the Funds are prohibiting the shareholder from making telephone  transfers or other electronic transfers and instead requiring that the shareholder submit transfer requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter. In addition,  the Fundswill require that a shareholder submit subsequent transfer requests in writing via regular U.S. mail for a 90-day period after the shareholder  makes four "round trip transfers" during any prior 12-month period.
A "round trip transfer" is a transfer  involving  $5,000 or more (1) from a Fund followed by a transfer to that Fund or (2) to a Fund followed by a transfer from that Fund,  although  the Funds  reserve the right to consider  transactions  in lesser amounts to constitute round trips.

In their sole discretion, the Funds may revise their market timing procedures at any time without prior notice as they deem necessary or  appropriate,  including changing the criteria for  monitoring  market timing and other  harmful  trading
(including,  without  limitation,   imposing  dollar  or  percentage  limits  on
transfers).  For  purposes of applying  the  criteria  used to detect  potential market timing and other  potentially  harmful  trading  activity,  the Funds may aggregate  transfers made in two or more transactions that the Funds believe are connected (for example, two transactions by the same owner, or by spouses, or by different partnerships or corporations that are under common control, etc.).

Shareholders who seek to engage in programmed, frequent, or high volume transfer activity may deploy a variety of strategies to avoid  detection,  and the Funds'
or a  financial  intermediary's  ability  to detect  and deter  harmful  trading activity may be limited by operational  and  information  systems  capabilities.
Furthermore,  the  identification  of investors  determined to engage in harmful trading activity involves judgments that are inherently subjective. Accordingly, despite their best efforts,  neither the Funds nor the financial  intermediaries that sell the Fund's shares can guarantee that the policies and procedures  will detect every  potential  market.  The Funds apply the  policies  and  procedures adopted by the Boards of Directors consistently to all investors without special arrangement, waiver, or exception except with respect to transfers in and out of
Cash Fund which are not restricted or limited.

Because the Funds cannot  guarantee  that all harmful  trading  activity will be detected,  and because the  cooperation of  broker/dealers  and other  financial intermediaries  cannot be assured,  shareholders  bear the risks associated with
such  activity,   including  potential   disruption  of  portfolio   management,
potentially  lower  performance,  and higher expenses.  Due to the risk that the
Funds or a financial  intermediary  implementing the policies and procedures may not detect all harmful trading  activity,  it is possible that some shareholders may inadvertently be treated differently than shareholders who are not permitted to engage in harmful trading activity.  Those shareholders that do not engage in harmful trading  activity  nonetheless  will bear the costs associated with such activity.

CLASS A SHARES -- Class A shares are  subject  to a sales  charge at the time of purchase. An order for Class A shares will be priced at a Fund's net asset value per share  (NAV) next  calculated  after the order is received in good order and accepted by the Fund or an  authorized  financial  intermediary,  plus the sales charge set forth below. The NAV plus the sales charge is the "offering price." A
Fund's NAV is  generally  calculated  as of the close of trading on each day the
New York Stock Exchange ("NYSE") is open (usually 4:00 p.m. Eastern time).

================================================================================
                                                     SALES CHARGE
                                       -----------------------------------------
                                        AS A PERCENTAGE       AS A PERCENTAGE OF
AMOUNT OF ORDER                        OF OFFERING PRICE     NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $50,000......................      4.75%                  4.99%
$50,000 to $99,999.....................      3.75%                  3.90%
$100,000 to $249,999...................      2.75%                  2.83%
$250,000 to $999,999...................      1.75%                  1.78%
$1,000,000 or more*....................      None                   None
--------------------------------------------------------------------------------
*Purchases of  $1,000,000  or more are not subject to a sales charge at the time of  purchase,  but are subject to a deferred  sales charge of 1.00% if redeemed within one year following  purchase.  The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares.
 Shares that are not subject to a deferred sales charge are redeemed first.
================================================================================

As indicated in the table above,  substantial  investments  receive  lower sales charge rates.  In order to reduce your Class A sales charges,  you, your spouse, and  your  dependents  (under  the  age of 21)  may  combine  all of  your  Fund investments  into one  purchase.  You may also,  under  rights of  accumulation, combine all previous purchases of the Fund with a contemplated  current purchase and receive the reduced applicable front-end sales charge. In addition,  you may submit a  Statement  of  Intention  to help  reduce  your  sales  charges.  This
Statement  allows you to count all Class A investments  within a 13-month period as if you were  making  all of the  investments  at the same  time,  in order to qualify  for  reduced  sales  charges.  If  you do not  fulfill  the  commitment reflected in your  Statement of  Intention,  you will bear the sales charge rate associated  with your total  purchases,  less  redemptions.  The Funds also make available a  reinstatement  privilege to reduce your sales  charges in the event you redeem your shares and then  subsequently  reinstate  your account within 30 days. Furthermore,  Class A shares of the Funds may be purchased without a sales charge  when the  purchase  is made on the  recommendation  of (i) a  registered investment adviser,  trustee or financial intermediary who has authority to make investment  decisions on behalf of the investor;  or (ii) a certified  financial planner or  registered  broker-dealer  who either  charges  periodic fees to its customers  for  financial  planning,  investment  advisory  or asset  management services,  or provides such services in connection with the  establishment of an investment account for which a comprehensive "wrap fee" is imposed.

The Distributor  must be notified when a purchase is made that may qualify under any of the above provisions.  Consequently, an investor acquiring Class A shares directly  from the  Distributor  must  indicate in the  purchase  order that the purchase may qualify under any of the above provisions,  and must provide enough information to substantiate  the claim. If an investor  purchases Class A shares through a dealer or other financial  intermediary,  the investor must inform the dealer or  intermediary  of any facts,  including  any  records  required by the intermediary,  that may qualify a purchase for any of the above provisions, such as other  holdings  of Class A shares  held  directly  with the Funds or through other accounts with other dealers or financial intermediaries.

Please see Appendix B and the  Statement of  Additional  Information  for a more detailed description of options that are available for reducing the sales charge applicable to purchases of Class A shares.  For more  information,  you may also consult  your  broker  or  financial  intermediary,  or  visit  our  website  at
www.securitybenefit.com. This website provides hyperlinks that facilitate access to information,  stated in a clear and prominent format, that will assist you in determining  means of reducing your Class A shares  initial sales charge as well as provide other information on the Fund's sales loads and breakpoint discounts.

CLASS A  DISTRIBUTION  PLAN -- The Funds (except Cash Fund) have adopted Class A
Distribution  Plans that allow each of these Funds to pay  distribution  fees to the Funds'  Distributor.  The  Distributor  uses the fees to pay for  activities related to the sale of Class A shares and services provided to shareholders. The distribution  and service fee is equal to 0.25% of the average  daily net assets of the Fund's Class A shares.  Because the distribution fees are paid out of the
Fund's assets on an ongoing  basis,  over time these fees will increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

CLASS B SHARES -- Class B shares are not  subject to a sales  charge at the time of  purchase.  An order for Class B shares will be priced at the Fund's NAV next calculated after the order is received in good order and accepted by the Fund or an authorized financial intermediary. A Fund's NAV is generally calculated as of the close of trading  on each day the NYSE is open  (usually  4:00 p.m.  Eastern time).

Class B shares are subject to a deferred sales charge if redeemed within 5 years from the date of purchase.  The deferred sales charge is a percentage of the NAV of the shares at the time they are  redeemed  or the  original  purchase  price, whichever is less.  Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred  sales charge is based upon the number of years since the shares were purchased, as follows:

                     =====================================
                     NUMBER OF YEARS            DEFERRED
                     SINCE PURCHASE           SALES CHARGE
                     -------------------------------------
                           1                       5%
                           2                       4%
                           3                       3%
                           4                       3%
                           5                       2%
                       6 and more                  0%
                     =====================================

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances. See the section titled "Waiver of Deferred Sales Charge."

CLASS B  DISTRIBUTION  PLAN -- The Funds (except Cash Fund) have adopted Class B
Distribution  Plans that allow each of the Funds to pay distribution fees to the
Distributor.  The Distributor uses the fees to finance activities related to the sale of Class B shares  and  services  to  shareholders.  The  distribution  and service  fee is equal to 1.00% of the  average  daily net  assets of the  Fund's
Class B shares.  Because the distribution fees are paid out of the Fund's assets on an  ongoing  basis,  over  time  these  fees  will  increase  the  cost  of a shareholder's  investment  and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase.  This is advantageous because Class A shares are subject to a lower distribution  fee  than  Class B  shares.  A pro rata  amount  of Class B shares purchased  through the reinvestment of dividends or other  distributions is also converted  to Class A shares  each  time  that  shares  purchased  directly  are converted.

CLASS C SHARES -- Class C shares are not  subject to a sales  charge at the time of  purchase.  An order for Class C shares  will be priced at a Fund's  NAV next calculated after the order is received in good order and accepted by the Fund or an authorized financial intermediary. A Fund's NAV is generally calculated as of the close of trading  on each day the NYSE is open  (usually  4:00 p.m.  Eastern time).

Class C shares  are  subject  to a deferred  sales  charge of 1.00% if  redeemed within  one year  from the date of  purchase.  The  deferred  sales  charge is a percentage  of the NAV of the  shares  at the  time  they  are  redeemed  or the original  purchase price,  whichever is less. Shares that are not subject to the deferred sales charge are redeemed first.  Then, shares held the longest will be the first to be redeemed.  The Distributor  will waive the deferred sales charge under certain  circumstances.  See the section  titled "Waiver of Deferred Sales
Charge."

CLASS C  DISTRIBUTION  PLAN -- The Funds (except Cash Fund) have adopted Class C
Distribution  Plans that allow each of the Funds to pay distribution fees to the
Distributor.  The Distributor uses the fees to finance activities related to the sale of Class C shares and services to  shareholders.  The  distribution  fee is equal to 1.00% of the  average  daily net assets of the  Fund's  Class C shares.
Because the  distribution  fees are paid out of the Fund's  assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

REVENUE SHARING  PAYMENTS -- The Distributor or its affiliates may, out of their own  resources  and at no  additional  costs to the Funds or  shareholders,  pay brokers and other financial  intermediaries  for providing services to the Funds or to shareholders. Such payments, commonly referred to as "revenue sharing," do not increase Fund expenses and are not reflected in the fees and expenses listed in the  expense  table of this  prospectus.  The  compensation  received by such intermediaries  via  these  payments  may be  more  or  less  than  the  overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary.  Additional  information about these  arrangements are provided in the  Statement  of  Additional  Information.  Shareholders  may also obtain more
information  about  these  arrangements,   including   associated  conflicts  of
interest, from their intermediary, and should so inquire if they would like more detailed  information.  Shareholders also may inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.

CASH FUND -- Shares of Cash Fund are  offered  at NAV next  calculated  after an order is  received  in good  order  and  accepted  by the Fund or an  authorized financial  intermediary.  There is no sales charge or load. The minimum  initial investment in Cash Fund is $100 for each account.  Subsequent investments may be made in any amount of $20 or more. Cash Fund purchases may be made in any of the following ways:

1.  BY MAIL

    (a)  A check or negotiable bank draft should be sent to:

                            Security Cash Fund
                            P.O. Box 750525
                            Topeka, Kansas 66675-0525

    (b)  Make check or draft payable to "SECURITY CASH FUND."

    (c)  For initial investment include a completed investment  application that accompanies this prospectus.

2.  BY WIRE

    (a)  Call the Fund to advise  of the  investment.  The Fund  will  supply an account  number  at the  time of the  initial  investment  and  provide instructions for having your bank wire federal funds.

    (b)  For an initial  investment,  you must also send a completed  investment application to the Fund.

3.  THROUGH BROKER/DEALERS

Investors  may, if they wish,  invest in Cash Fund by purchasing  shares through registered broker/dealers.  Broker/dealers who process orders on behalf of their customers may charge a fee for their services. Investments made directly without the assistance of a broker/ dealer are without charge.

Since Cash Fund  invests in money  market  securities  which  require  immediate payment in federal funds,  monies  received from the sales of its shares must be monies held by a commercial bank and be on deposit at one of the Federal Reserve
Banks.  A record date for each  stockholder's  investment  is  established  each business day and used to distribute  the following  day's  dividend.  If federal funds are received prior to 2:00 p.m. (Central time) the investment will be made on that day and the investor will receive the following day's dividend.  Federal funds  received  after 2:00 p.m.  (Central time) on any business day will not be invested until the following  business day. The Fund will not be responsible for any delays in the wire  transfer  system.  All checks  are  accepted  subject to collection at full face value in United States funds and must be drawn in United
States dollars on a United States bank.

WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge under the following circumstances:

o  Upon the death of the  shareholder if shares are redeemed  within one year of the shareholder's death

o  Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder  becoming disabled and the shareholder was not disabled when the shares were purchased

o  In connection  with required  minimum  distributions  from a retirement  plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue
   Code ("Code")

o  In connection  with  distributions  from  retirement  plans  qualified  under
   Section 401(a), 401(k) or 403(b) of the Code for:

   -  returns of excess contributions to the plan

   -  retirement of a participant in the plan

   -  a loan  from the plan  (loan  repayments  are  treated  as new  sales  for purposes of the deferred sales charge)

   -  financial  hardship (as defined in regulations  under the Internal Revenue
      Code) of a participant in a plan

   -  termination of employment of a participant in a plan

   -  any other permissible withdrawal under the terms of the plan.

SELLING SHARES

Selling  your shares of a Fund is called a  "redemption,"  because the Fund buys back its  shares.  A  shareholder  may sell  shares at any time.  Shares will be redeemed at the NAV next determined after the order is received in good order by the Fund's transfer agent, less any applicable  deferred sales charge and in the case of Income  Opportunity  Fund  Class A  shares,  any  applicable  redemption charge. A Fund's NAV is generally  calculated as of the close of trading on each day the NYSE is open (usually 4:00 p.m.  Eastern time).  Any share  certificates representing  Fund shares being sold must be returned with a request to sell the shares.

When  redeeming  recently  purchased  shares,  the Fund may  delay  sending  the redemption proceeds until it has collected payment, which may take up to 15 days from date of purchase.

BY MAIL -- To sell shares by mail, send a letter of instruction that includes:

o  The name and signature of the account owner(s)

o  The name of the Fund

o  The dollar amount or number of shares to sell

o  Where to send the proceeds

o  A signature guarantee if

   -  The check will be mailed to a payee or address  different than that of the account owner, or

   -  The sale of shares is more than $25,000.

A SIGNATURE  GUARANTEE  helps protect  against  fraud.  Banks,  brokers,  credit unions, national securities exchanges and savings associations provide signature guarantees.  A notary public is not an eligible signature  guarantor.  For joint accounts, both signatures must be guaranteed.

Mail your request to:

                        Security Management Company, LLC
                        P.O. Box 750525
                        Topeka, KS 66675-0525

Signature requirements vary based on the type of account you have:

o  INDIVIDUAL  OR JOINT  TENANTS:  Written  instructions  must be  signed  by an individual  shareholder,  or in  the  case  of  joint  accounts,  all  of the shareholders, exactly as the name(s) appears on the account.

o  UGMA OR UTMA:  Written  instructions  must be signed by the  custodian  as it appears on the account.

o  SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

o  CORPORATION  OR  ASSOCIATION:  Written  instructions  must be  signed  by the person(s)  authorized  to act on the account.  A certified  resolution  dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Funds.

o  TRUST: Written instructions must be signed by the trustee(s).  If the name of
   the  current   trustee(s)  does  not  appear  on  the  account,  a  certified certificate of incumbency dated within 60 days must also be submitted.

o  RETIREMENT: Written instructions must be signed by the account owner.

BY TELEPHONE -- If you selected this option on your account application, you may make  redemptions  from your  account by  calling  1-800-888-2461,  on  weekdays
(except  holidays)  between  7:00 a.m.  and 6:00  p.m.  Central  time  (however, redemption  requests received after 3:00 p.m. Central time will not be processed until the next business  day).  The Funds require that requests for  redemptions over $25,000 be in writing with  signatures  guaranteed.  You may not close your account by telephone or redeem shares for which a  certificate  has been issued.
If you would like to establish this option on an existing  account,  please call
1-800-888-2461.  Shareholders  may not redeem shares held in an IRA or 403(b)(7)
account by telephone.

BY BROKER -- You may redeem your shares through your broker.  Brokers may charge a commission upon the redemption of shares.

CASH FUND -- If checks are requested on the Checking Privilege Request Form, you may redeem  shares of Cash Fund by check.  Such  checks  must be in an amount of
$100 or more.  Redemption  by  check is not  available  for any  shares  held in certificate  form or for shares  recently  purchased  for which the Fund has not collected payment.  Check writing privileges may encourage multiple  redemptions on an account.

PAYMENT  OF  REDEMPTION  PROCEEDS  -- BY CHECK.  Redemption  proceeds  (less any redemption  charge  payable  with  respect  to Income  Opportunity  Fund Class A shares)  will be paid by check and sent to the  shareholder(s)  of record at the address on our records  within  seven days after  receipt of a valid  redemption request. For a charge of $20 deducted from redemption  proceeds,  the Investment
Manager will, upon the shareholder's  request,  send the redemption  proceeds by express mail, or send the proceeds by wire  transfer to the  shareholder's  bank account upon receipt of  appropriate  wire transfer  instructions.  In addition, redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder's bank account.

The Funds may suspend the right of redemption  during any period when trading on the NYSE is  restricted  or the NYSE is closed for a reason other than a weekend or a holiday, or any emergency is deemed to exist by the Securities and Exchange
Commission.

REDEMPTION  CHARGE  (INCOME  OPPORTUNITY  FUND  CLASS A  SHARES)  -- The  Income
Opportunity  Fund, like all of the Funds,  is intended for long-term  investors.
Investors who engage in frequent,  short-term  trading in the Income Opportunity
Fund's shares can disrupt the Fund's investment program. Accordingly, the Income
Opportunity  Fund imposes a 2% charge on  redemptions  (including  exchanges) of
Income  Opportunity Fund Class A shares that have been held for 90 days or less, which charge is paid to Income  Opportunity Fund to protect the Fund's long-term shareholders. The Income Opportunity Fund uses the "first-in,  first-out" method to determine the 90-day holding  period,  under which shares that have been held the longest will be the first to be redeemed to satisfy a redemption or exchange order.  If any of the shares  redeemed  have been held for 90 days or less,  the redemption charge will be charged against the redemption of those shares. Please refer to the section  titled  "Dividends  and Taxes" in the Funds'  Statement of
Additional Information for information about the tax aspects of the charge.

The  redemption  charge  does not  apply to Class B or Class C shares  of Income
Opportunity Fund. In addition, the redemption charge does not apply to (1) Class
A shares held in retirement  plans  purchased from the Investment  Manager or an affiliate or that are  administered  by the Investment  Manager or an affiliate, such as 401(k),  403(b),  457,  Keogh,  SIMPLE IRA,  SEP-IRA and money  purchase pension  accounts,  (2) Class A shares  purchased  through the  reinvestment  of dividends or capital gains  distributions,  or (3) redemptions in an amount less than $10,000.

DETERMINATION OF NET ASSET VALUE

The net asset  value per share (NAV) of each Fund is computed as of the close of regular  trading hours on the NYSE  (normally 3 p.m.  Central time) on days when the Exchange is open.  The  Exchange is open Monday  through  Friday,  except on observation of the following  holidays:  New Year's Day, Martin Luther King, Jr.
Day,  Presidents' Day, Good Friday,  Memorial Day,  Independence Day, Labor Day,
Thanksgiving  Day and  Christmas  Day. If  portfolio  investments  of a Fund are traded in markets on days when the NYSE is not open, a Fund's NAV may  fluctuate on days when investors cannot purchase or redeem shares.

Foreign  securities  are valued based on quotations  from the primary  market in which they are  traded,  and are  converted  from the local  currency  into U.S.
dollars using current  exchange  rates.  Foreign  securities  may trade in their primary  markets  on  weekends  or other  days  when the Fund does not price its shares.  Therefore,  the NAV of Funds holding  foreign  securities may change on days when shareholders will not be able to buy or sell shares of the Funds.

Portfolio  securities  and other  investments  are  valued at market  value when market  quotations  are  readily  available.  Securities  traded  on a  domestic securities  exchange  are valued at the last sale price on that  exchange on the day the valuation is made, provided,  however,  that securities listed on Nasdaq will be valued at the Nasdaq Official  Closing Price,  which may not necessarily represent  the last sale price.  If no sale is  reported,  the last  current bid price is used. Securities traded over-the-counter are valued at the last current bid  price.  Market  quotations  for  securities  prices  may be  obtained  from automated  pricing  services.  Investments in securities  maturing in 60 days or less may be valued at amortized cost.

When a market  quotation  for a security  is not  readily  available  (which may include  closing  prices deemed to be unreliable  because of the occurrence of a subsequent event),  the Investment  Manager,  in good faith,  establishes a fair value for the security in accordance with the Funds' valuation  procedures.  The types of securities  for which such fair value pricing may be required  include, but are not limited to:  foreign  securities,  where a significant  event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE,  that is likely to have  changed  the value of such security,  or the closing value is otherwise deemed unreliable;  securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended;  fixed-income  securities  that have gone into default and for which there is no current market value  quotation;  and securities  that are restricted as to transfer or resale.

Valuing  securities  at fair value  involves  greater  reliance on judgment than valuing  securities that have readily  available market  quotations.  Fair value determinations  can also involve  reliance on quantitative  models employed by a fair value pricing service.  The Investment Manager makes such determinations in good faith in accordance with the Funds' valuation procedures,  with the goal of accurately reflecting the current value of each Fund's portfolio holdings in the
Fund's net asset value per share.  There can be no assurance that the Fund could obtain the fair value  assigned to a security if it were to sell the security at approximately  the time at which the Fund  determines  its net  asset  value per share.

For further  information  about valuation of  investments,  see the Statement of
Additional Information.

DIVIDENDS AND TAXES

Each Fund  (except  Cash  Fund)  pays its  shareholders  dividends  from its net investment  income  monthly,  and  distributes any net capital gains that it has realized, at least annually.  Cash Fund pays its shareholders dividends from its investment  income  daily,  and  distributes  any net capital  gains that it has realized at least annually.  Your dividends and distributions will be reinvested in shares of the Fund,  unless you instruct the  Investment  Manager  otherwise.
There are no fees or sales charges on reinvestments.

TAX ON  DISTRIBUTIONS  --  Fund  dividends  and  distributions  are  taxable  to shareholders  (unless your  investment  is in an Individual  Retirement  Account
("IRA") or other  tax-advantaged  retirement  account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax,  dividends and distributions may be subject to state and local  taxes.  If a Fund  declares a dividend  or  distribution  in October,
November or December but pays it in January,  you may be taxed on that  dividend or distribution as if you received it in the previous year.

Current  tax law  generally  provides  for a  maximum  tax rate  for  individual taxpayers of 15% on long-term  gains from sales on or after May 6, 2003 and from certain  qualifying  dividends on corporate stock.  These rate reductions do not apply to  corporate  taxpayers or to foreign  shareholders.  The  following  are guidelines  for how certain  distributions  by the Funds are generally  taxed to individual taxpayers:

o  Distributions of earnings from qualifying  dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

o  Note that distributions of earnings from dividends paid by certain "qualified foreign  corporations" can also qualify for the lower tax rates on qualifying dividends.

o  A  shareholder  will also have to satisfy a more than 60-day  holding  period with respect to any distributions of qualifying  dividends in order to obtain the benefit of the lower tax rate.

o  Distributions  of earnings from  non-qualifying  dividends  interest  income, other types of ordinary income and short-term  capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Your share of  interest  earned by a Fund from  bonds and other debt  securities will be taxed at ordinary  income rates. A Fund has  "short-term  capital gains"
when it sells  assets  within 12 months  after buying it. Your share of a Fund's net short term capital gains will also be taxed at ordinary income rates.

A Fund has "long-term  capital gains" when it sells a security that it has owned for more than 12 months. Distributions designated by a Fund as long-term capital gain  distributions  will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund  shares.  The Funds expect that their distributions will consist primarily of ordinary income.

Tax-deferred  retirement accounts do not generate a tax liability unless you are taking a distribution or making a withdrawal.

The  Fund  will  mail  you   information   concerning  the  tax  status  of  the
distributions  for each calendar  year on or before  January 31 of the following year.

TAXES ON SALES OR  EXCHANGES -- You may be taxed on any sale or exchange of Fund shares.  The amount of gain or loss will depend  primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them.

The table  above  can  provide a guide for your  potential  tax  liability  when selling or exchanging  Fund shares.  "Short-term  capital gains" applies to Fund shares sold or exchanged up to one year after  buying them.  "Long-term  capital gains" applies to shares held for more than one year.

BACKUP  WITHHOLDING  -- As with all  mutual  funds,  a Fund may be  required  to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable  to you if you fail to  provide  the Fund  with  your  correct  taxpayer identification  number or to make required  certifications,  or if you have been notified  by the  Internal  Revenue  Service  that  you are  subject  to  backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal  Revenue Service ensures it will collect taxes otherwise due.
Any  amounts  withheld  may be credited  against  your U.S.  federal  income tax liability.

NEW TAX LEGISLATION -- Pursuant to recently passed tax legislation,  a regulated investment company (a "RIC") such as the Fund that earns certain interest income that  would not be subject to U.S.  tax if earned by a foreign  person  directly will be permitted, to the extent of such income, to designate a dividend it pays as derived from such interest  income.  A foreign person who is a shareholder in the RIC  generally  will be  able  to  treat  such a  dividend  as  exempt  from gross-basis U.S. tax, as if the foreign person had earned the interest directly.
The new law generally applies to dividends with respect to taxable years of RICs beginning  after December 31, 2004 and before January 1, 2008. See the Statement of  Additional  Information  for more  information  about  the new  legislation, particularly as to matters concerning  distributions of short-term capital gains to foreign shareholders and estate taxes imposed upon foreign shareholders.

You should  consult your tax  professional  about  federal,  state and local tax consequences  to you of an investment  in the Fund.  Please see the Statement of
Additional Information for additional tax information.

SHAREHOLDER SERVICES

ACCUMULATION  PLAN -- An  investor  may  choose  to  invest  in one of the Funds
(except Cash Fund)  through a voluntary  Accumulation  Plan.  This allows for an initial investment of $100 minimum and subsequent  investments of $20 minimum at any  time.  An  Accumulation  Plan  involves  no  obligation  to  make  periodic investments, and is terminable at will.

Payments are made by sending a check to the  Distributor who (acting as an agent for the dealer) will purchase whole and fractional  shares of the Fund as of the close of business  on such day as the payment is  received.  The  investor  will receive a confirmation and statement after each investment.

Investors may choose to use an Automatic  Investment Plan (automatic bank draft)
to make Fund  purchases.  There is no  additional  charge for choosing to use an
Automatic Investment Plan.  Withdrawals from your bank account may occur up to 3 business days before the date scheduled to purchase Fund shares.  An application for an Automatic Investment Plan may be obtained from the Funds.

SYSTEMATIC  WITHDRAWAL  PROGRAM  --  Shareholders  who wish to  receive  regular monthly,  bi-monthly,  quarterly,  semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a  specified  percentage  of the initial or current  account  value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current  aggregate  NAV of $5,000 or more are  deposited  with the
Investment  Manager,  which  will act as agent  for the  stockholder  under  the
Program.  Shares are liquidated at NAV. The Program may be terminated on written notice,  or it will  terminate  automatically  if all shares are  liquidated  or withdrawn from the account.

A  shareholder  may  establish a Systematic  Withdrawal  Program with respect to
Class B and Class C shares without the  imposition of any applicable  contingent deferred  sales charge,  provided that such  withdrawals  do not in any 12-month period,  beginning  on the date the  Program is  established,  exceed 10% of the value  of the  account  on  that  date  ("Free  Systematic  Withdrawals").  Free
Systematic  Withdrawals are not available if a Program  established with respect to Class B or Class C shares  provides for  withdrawals  in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program  would be subject to any  applicable  contingent  deferred  sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that  are not  subject  to the  contingent  deferred  sales  charge  and then by redeeming  shares  held  the  longest.  The  contingent  deferred  sales  charge applicable  to a redemption  of Class B or Class C shares  requested  while Free
Systematic  Withdrawals  are being made will be  calculated  as described  under
"Class B Shares" and "Class C Shares" as  applicable.  A  Systematic  Withdrawal form may be obtained from the Funds.

EXCHANGE  PRIVILEGE  --  Shareholders  who own shares of the Funds may  exchange those shares for shares of Diversified  Income Fund, Income Opportunity Fund, or
High Yield Fund,  or for shares of the other  mutual  funds  distributed  by the
Distributor,  which currently include Security Large Cap Value, Equity,  Global,
Social Awareness,  Mid Cap Value, Small Cap Growth,  Enhanced Index,  Select 25,
Large Cap Growth, Mid Cap Growth and Capital  Preservation Funds.  Shareholders,
except those who have purchased through the following  custodial accounts of the
Investment Manager,  403(b)(7) accounts, SEP accounts and SIMPLE Plans, may also exchange  their shares for shares of Cash Fund.  All  exchanges  are made at the relative NAVs of the Funds on the date of the exchange.

Exchanges  may be made only in those  states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently  imposed on such an exchange;  however,  any applicable  redemption charge will be imposed on an exchange of Income  Opportunity Fund Class A shares held for 90 days or less.  Shares  of a  particular  class of the  Funds  may be exchanged  only for shares of the same class of another fund  distributed by the
Distributor  or for shares of Cash Fund,  if  available,  which  offers a single class of shares. Any applicable contingent deferred sales charge will be imposed upon  redemption and calculated  from the date of the initial  purchase  without regard to the time shares were held in Cash Fund.

For tax purposes,  an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares.

Because Cash Fund does not impose a sales  charge or  commission  in  connection with sales of its shares,  any  exchange of Cash Fund  shares  acquired  through direct purchase or reinvestment of dividends will be based on the respective net asset values of the shares  involved and a sales charge will be imposed equal to the sales  charge  that  would be  charged  such  shareholder  if he or she were purchasing for cash.

The terms of an  employee-sponsored  retirement  plan may affect a shareholder's right to  exchange  shares as  described  above.  Contact  your plan  sponsor or administrator  to determine if all of the exchange  options  discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed  Exchange  Authorization
form.   Before  exchanging  your  shares  for  shares  of  another  mutual  fund distributed  by the  Distributor,  you should request a prospectus of the mutual fund into  which you are  contemplating  exchanging  your  shares  and review it carefully,  as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the fund into  which an  exchange  is made will be given to each  stockholder exercising this privilege.

To  exchange   shares  by  telephone,   a   shareholder   must  hold  shares  in
non-certificate  form and must either have  completed  the  Electronic  Exchange section of the application or a Telephone Transfer  Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the  Investment  Manager,  a  shareholder  may  exchange  shares by telephone by calling the Funds at  1-800-888-2461,  on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m.  Central time.  Exchange  requests  received by telephone  after the close of the NYSE  (normally 3 p.m.  Central  time) will be treated  as if  received  on the next  business  day.  The  exchange  privilege, including  telephone  exchanges,  may be changed or  discontinued at any time by either the  Investment  Manager or the Funds upon  notice to  shareholders.  The exchange  privilege  is not  intended as a vehicle for  short-term  or excessive
trading.   Because  excessive  trading  by  a  shareholder  can  hurt  a  Fund's performance and its other shareholders, the Funds reserve the right to limit the amount or number of exchanges or discontinue this privilege if (1) a Fund or the
Investment  Manager  believes  that the Fund would be harmed or unable to invest effectively,  or (2) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Funds also may reject future investments from a  shareholder  if the  shareholder  engages in, or is suspected of engaging in, short-term or excessive trading.

DOLLAR COST AVERAGING. Only for participants in a 403(b)(7) account sponsored by the Investment  Manager and opened on or after June 5, 2000, a special  exchange privilege is available. This privilege allows such participants to make periodic exchanges  of  shares  from the  Security  Capital  Preservation  Fund  (held in non-certificate  form) to one or more of the funds  available under the exchange privilege as described  above.  Such periodic  exchanges in which securities are purchased at regular intervals are known as "dollar cost averaging." With dollar cost averaging,  the cost of the securities gets averaged over time and possibly over various  market cycles.  Dollar cost averaging does not guarantee  profits, nor does it assure that you will not have losses.

You may obtain a dollar cost averaging request form from the Investment Manager.
You must designate on the form whether  amounts are to be exchanged on the basis of a specific  dollar  amount or a specific  number of  shares.  The  Investment
Manager  will  exchange  shares as  requested  on the first  business day of the month.  The Investment  Manager will make exchanges  until your account value in the  Security  Capital  Preservation  Fund is depleted or until you instruct the
Investment  Manager to  terminate  dollar cost  averaging.  You may instruct the
Investment  Manager to  terminate  dollar cost  averaging at any time by written request.

ASSET REBALANCING. Only for participants in a 403(b)(7) account sponsored by the
Investment  Manager  and  opened on or after June 5,  2000,  a special  exchange privilege is available that allows participants to automatically exchange shares of the funds on a quarterly basis to maintain a particular percentage allocation among  the  funds.  The  available  funds are those  discussed  above  under the exchange  privilege  and shares of such  funds must be held in  non-certificated form.  Your account  value  allocated to a fund will grow or decline in value at
different  rates  during  the  selected  period,   and  asset  rebalancing  will
automatically  reallocate  your account value in the funds to the allocation you select on a quarterly basis.

You may obtain an asset  rebalancing  request form from the Investment  Manager.
You must  designate  on the form the  applicable  funds  and the  percentage  of account value to be maintained in each fund. Thereafter,  the Investment Manager will  exchange  shares of the funds to  maintain  that  allocation  on the first business day of each calendar quarter.  You may instruct the Investment  Manager to terminate asset rebalancing at any time by written request.

RETIREMENT PLANS -- The Funds have available tax-qualified  retirement plans for individuals,  prototype plans for the self-employed,  pension and profit sharing plans for  corporations  and  custodial  accounts for employees of public school systems and  organizations  meeting the requirements of Section 501(c)(3) of the
Code.  Further  information  concerning  these plans is  contained in the Funds'
Statement of Additional Information.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

This section takes a detailed look at some of the types of securities  the Funds may hold in their portfolios and the various kinds of management  practices that may be  used  in the  portfolios.  The  Funds'  holdings  of  certain  types  of investments cannot exceed a maximum  percentage of net assets.  These percentage limitations are set forth in the Statement of Additional Information.  While the percentage  limitations  provide  a  useful  level  of  detail  about  a  Fund's investment  program,  they  should  not be  viewed as an  accurate  gauge of the potential  risk  of  the  investment.  For  example,  in a  given  period,  a 5%
investment in futures contracts could have  significantly more of an impact on a
Fund's  share price than its  weighting  in the  portfolio.  The net effect of a particular  investment  depends on its  volatility  and the size of its  overall return in relation to the  performance  of all of the Fund's other  investments.
Fund  Portfolio  Managers  have  considerable   leeway  in  choosing  investment
strategies  and selecting  securities  they believe will help a Fund achieve its objective. In seeking to meet its investment objective, a Fund may invest in any type of security or instrument whose investment  characteristics  are consistent with the Fund's investment  program.  To the extent authorized by law, each Fund reserves  the right to  discontinue  offering  shares  at any time,  or to cease operations entirely.

The Funds are subject to certain  investment policy  limitations  referred to as
"fundamental  policies."  The full text of each Fund's  fundamental  policies is included in the Statement of Additional Information.

The following  pages describe some of the  investments  which may be made by the
Funds, as well as some of the management practices of the Funds.

CONVERTIBLE  SECURITIES -- Diversified  Income Fund,  High Yield Fund and Income
Opportunity Fund may invest in debt or preferred equity  securities  convertible
into,  or  exchangeable  for,  equity  securities.  Traditionally,   convertible
securities  have paid  dividends or interest at rates higher than common  stocks but lower than  non-convertible  securities.  They generally  participate in the appreciation  or  depreciation  of the  underlying  stock  into  which  they are convertible, but to a lesser degree.

FOREIGN  SECURITIES  --  Diversified  Income  Fund,  High  Yield Fund and Income
Opportunity Fund may invest in foreign  securities  denominated in U.S. dollars.
Foreign  investments  increase a Fund's  diversification and may enhance return, but they also  involve  some  special  risks,  such as exposure  to  potentially adverse local political and economic developments;  nationalization and exchange controls;  potentially  lower  liquidity  and higher  volatility;  and  possible
problems  arising  from  accounting,   disclosure,   settlement  and  regulatory
practices  that  differ from U.S.  standards.  These  risks are  heightened  for investments in developing countries.

ASSET-BACKED  SECURITIES -- Diversified  Income Fund, High Yield Fund and Income
Opportunity  Fund may invest in asset-backed  securities.  An underlying pool of assets, such as credit card receivables, automobile loans, or corporate loans or bonds backs these bonds and  provides the  interest  and  principal  payments to investors.  On occasion,  the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying  assets. As an example, a swap  may be  used  to  allow  floating  rate  assets  to  back a  fixed  rate obligation.  Credit quality  depends  primarily on the quality of the underlying assets,  the level of credit support,  if any,  provided by the issuer,  and the credit quality of the swap  counterparty,  if any. The underlying  assets (i.e., loans) are subject to prepayments,  which can shorten the  securities'  weighted average life and may lower their return.  The value of these securities also may change  because of actual or perceived  changes in the  creditworthiness  of the originator,  the servicing  agent,  the financial  institution  providing credit support, or swap counterparty.

MORTGAGE-BACKED  SECURITIES --  Diversified  Income Fund and High Yield Fund may
invest  in a  variety  of  mortgage-backed  securities.  Mortgage  lenders  pool individual home mortgages with similar  characteristics to back a certificate or bond,  which is sold to  investors  such as the Funds.  Interest  and  principal payments  generated  by the  underlying  mortgages  are  passed  through  to the investors.  The three largest  issuers of these  securities  are the  Government
National Mortgage  Association (GNMA), the Federal National Mortgage Association
(Fannie Mae) and the Federal Home Loan Mortgage  Corporation (Freddie Mac). GNMA
certificates  are backed by the full  faith and  credit of the U.S.  Government, while  others,  such as  Fannie  Mae and  Freddie  Mac  certificates,  are  only supported by the ability to borrow from the U.S.  Treasury or supported  only by the credit of the agency.  Private mortgage bankers and other  institutions also issue  mortgage-backed  securities.  Mortgage-backed  securities  are subject to scheduled and  unscheduled  principal  payments as homeowners pay down or prepay their  mortgages.  As these payments are received,  they must be reinvested when interest  rates may be higher or lower than on the original  mortgage  security.
Therefore,  these  securities are not an effective means of locking in long-term interest  rates.  In addition,  when interest  rates fall,  the pace of mortgage prepayments  picks up.  These  refinanced  mortgages  are paid off at face value
(par),  causing a loss for any investor who may have purchased the security at a price above par. In such an  environment,  this risk limits the potential  price appreciation of these securities and can negatively  affect the Fund's net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline,  although  historically  these securities have  experienced  smaller price declines than comparable  quality bonds. In addition,  when rates rise and prepayments slow, the effective duration of mortgage-backed  securities extends, resulting in increased volatility.

Additional  mortgage-backed  securities in which these Funds may invest  include
COLLATERALIZED  MORTGAGE  OBLIGATIONS  (CMOs) and stripped mortgage  securities.
CMOs are debt  securities  that  are  fully  collateralized  by a  portfolio  of mortgages or  mortgage-backed  securities.  All interest and principal  payments from the underlying mortgages are passed through to the CMOs in such a way as to create,  in most  cases,  more  definite  maturities  than is the case  with the underlying  mortgages.  CMOs may pay fixed or variable  rates of  interest,  and certain  CMOs  have  priority  over  others  with  respect  to  the  receipt  of prepayments.  Stripped  mortgage  securities  (a type of  potentially  high-risk derivative)  are created by  separating  the  interest  and  principal  payments generated by a pool of mortgage-backed  securities or a CMO to create additional classes of  securities.  Generally,  one class  receives  interest only payments
(IOs) and another  receives  principal  only payments  (POs).  Unlike with other mortgage-backed  securities  and POs, the value of IOs tends to move in the same direction as interest  rates.  The fund can use IOs as a hedge  against  falling prepayment  rates (interest rates are rising) and/or a bear market  environment.
POs can be used as a hedge against rising  prepayment  rates (interest rates are falling) and/or a bull market environment.  IOs and POs are acutely sensitive to interest  rate  changes  and to the rate of  principal  prepayments.  A rapid or unexpected  increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs.
These  securities  are very volatile in price and may have lower  liquidity than most  other  mortgage-backed  securities.  Certain  non-stripped  CMOs  may also exhibit these  qualities,  especially  those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition,  if interest  rates rise rapidly and  prepayment  rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of  longer-term  securities  and become more  volatile.  There is no guarantee a
Fund's  investment in CMOs,  IOs, or POs will be successful,  and a Fund's total return could be adversely affected as a result.

RESTRICTED SECURITIES -- Diversified Income Fund, High Yield Fund, Cash Fund and
Income  Opportunity  Fund may invest in restricted  securities that are eligible for resale under Rule 144A of the Securities Act of 1933.  These  securities are sold  directly to a small  number of  investors,  usually  institutions.  Unlike public  offerings,  restricted  securities  are not  registered  with  the  SEC.
Although restricted securities which are eligible for resale under Rule 144A may be readily sold to  qualified  institutional  buyers,  there may not always be a market for them and their sale may  involve  substantial  delays and  additional costs.  In  addition,  the Funds,  except  Cash Fund,  may invest in  restricted securities that are not eligible for resale under Rule 144A. Because there is no active  market for these types of  securities,  selling a security that is not a
Rule 144A security may be difficult  and/or may involve  expenses that would not be incurred in the sale of securities that were freely marketable.

LOWER RATED DEBT  SECURITIES  --  Diversified  Income Fund,  High Yield Fund and
Income  Opportunity  Fund may invest in higher  yielding debt  securities in the lower  rating  (higher  risk)  categories  of  the  recognized  rating  services
(commonly referred to as "junk bonds"). The total return and yield of junk bonds can  be  expected  to  fluctuate  more  than  the  total  return  and  yield  of higher-quality debt securities. Junk bonds (those rated below BBB or in default)
are  regarded  as  predominantly   speculative  with  respect  to  the  issuer's
continuing  ability  to  meet  principal  and  interest   payments.   Successful
investment in lower-medium  and lower-rated  debt  securities  involves  greater investment  risk and is highly  dependent  on the  Investment  Manager's  credit analysis.  A real or perceived  economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make  principal and interest  payments.  These bonds are often thinly traded and can be more  difficult to sell and value  accurately  than  high-quality  bonds.
Because  objective  pricing  data  may be less  available,  judgment  may play a greater role in the valuation process. In addition,  the entire junk bond market can  experience  sudden and sharp  price  swings  due to a variety  of  factors, including  changes  in  economic  forecasts,  stock  market  activity,  large or sustained sales by major investors,  a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

SENIOR LOANS -- High Yield Fund and Income Opportunity Fund may invest in Senior
Loans.  Senior Loans are loans that are typically made to corporate borrowers to finance leveraged  buy-outs,  recapitalizations,  mergers,  acquisitions,  stock repurchases  and internal  growth.  Senior Loans  generally hold one of the most senior positions in the capital  structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable,  inventory,  property,  plant and equipment,  common and/or preferred  stock  of  subsidiaries  and/or  affiliates,  and  intangible  assets including trademarks,  copyrights, patent rights and franchise value. High Yield
Fund  and  Income  Opportunity  Fund may also  receive  guarantees  as a form of collateral.

By virtue of their  senior  position  and  collateral,  Senior  Loans  typically provide  lenders with the first right to cash flows or proceeds from the sale of a  borrower's  collateral  if the  borrower  becomes  insolvent  (subject to the limitations  of bankruptcy  law,  which may provide  higher  priority to certain claims such as, for example,  employee  salaries,  employee pensions and taxes).
This means  Senior  Loans are  generally  repaid  before  unsecured  bank loans, unsecured corporate bonds,  subordinated debt, trade creditors, and preferred or
common  stockholders.   The  Senior  Loans  that  High  Yield  Fund  and  Income
Opportunity Fund acquires typically have a dollar-weighted  average period until the next interest rate adjustment of approximately  90 days or less.  Because of prepayments  and  refinancings,  the  average  life  of a  typical  Senior  Loan generally has been  approximately  18 to 30 months.  Senior Loans  typically pay interest at least quarterly at rates which equal a fixed percentage  spread over a base rate such as LIBOR.  For  example,  if LIBOR were 2.00% and the  borrower were  paying a fixed  spread  of  3.00%,  the  total  interest  rate paid by the borrower  would be 5.00%.  Base rates and,  therefore,  the total  rates paid on
Senior  Loans  float.  Although a base rate such as LIBOR can change  every day, loan  agreements  for Senior Loans  typically  allow the borrower the ability to choose how often the base rate for its loan will change.  Such periods can range from one day to one year,  with most  borrowers  choosing  monthly or  quarterly reset periods.  During periods of rising interest  rates,  borrowers may tend to choose longer reset  periods,  and during periods of declining  interest  rates, borrowers may tend to choose  shorter reset  periods.  The fixed spread over the base rate on a Senior Loan typically does not change. Senior Loans generally are arranged through private  negotiations  between a borrower and several financial institutions  represented  by an agent  who is  usually  one of the  originating lenders. In larger transactions,  it is common to have several agents;  however,
generally   only  one  such  agent  has  primary   responsibility   for  ongoing
administration  of a Senior Loan. Agents are typically paid fees by the borrower for their services.

The agent is primarily  responsible  for  negotiating  on behalf of the original lenders the loan  agreement  which  establishes  the terms and conditions of the
Senior Loan and the rights of the borrower  and the  lenders.  The agent also is responsible for monitoring collateral,  distributing required reporting, and for
exercising   remedies   available  to  the  lenders  such  as  foreclosure  upon
collateral.  Loan  agreements  may  provide for the  termination  of the agent's agency  status in the event that it fails to act as required  under the relevant loan agreement,  becomes  insolvent,  enters FDIC  receivership  or, if not FDIC insured,  enters into bankruptcy.  Should such an agent, lender or assignor with respect  to an  assignment  interpositioned  between  High  Yield Fund or Income
Opportunity Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy,  any interest in the Senior Loan of such person and any loan payment held by such  person for the  benefit of the Fund should not be included in such person's  or  entity's  bankruptcy  estate.  If,  however,  any such amount were included in such person's or entity's  bankruptcy  estate,  the Fund would incur certain  costs  and  delays  in  realizing  payment  or  could  suffer a loss of principal or interest.  In this event,  the Fund could  experience a decrease in
NAV.

High Yield Fund and Income  Opportunity  Fund will not  originate  Senior Loans.
Consequently,  a Fund invests in Senior Loans by  purchasing  an assignment of a portion of a Senior Loan from a third party. Occasionally, it may also acquire a participation  interest in Senior Loans. High Yield Fund and Income  Opportunity
Fund will  purchase an  assignment  with respect to a Senior  Loan,  only if the agent is determined by the Investment Manager or Four Corners,  respectively, in its reasonable judgment to be creditworthy.  There is no minimum rating or other independent  evaluation  of a borrower  limiting a Fund's  investments  and most
Senior Loans that High Yield Fund or Income  Opportunity  Fund may  acquire,  if rated, will be rated below investment grade credit quality.

When High Yield Fund or Income Opportunity Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning  lender and becomes a lender under the loan  agreement with the same rights and obligations as the assigning  lender.  Assignments are, however, arranged through private  negotiations between potential assignees and potential assignors,  and the rights  and  obligations  acquired  by the  purchaser  of an assignment  may be more limited than those held by the  assigning  lender.  When
High Yield Fund or Income  Opportunity  Fund purchases a participation  interest either from a lender or a participant,  the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower.  Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower.

High Yield Fund or Income  Opportunity  Fund may be in  possession  of  material non-public information about a borrower as a result of its ownership of a Senior
Loan  and/or  corporate  debt  security  of a borrower.  Because  U.S.  laws and regulations  generally  prohibit  trading  in  securities  of  issuers  while in possession of  non--public  information,  High Yield Fund or Income  Opportunity
Fund might be unable to trade  securities of such a transaction in a security of such a borrower when it would  otherwise be  advantageous to do so and, as such, could incur a loss.

U.S.  GOVERNMENT   SECURITIES  --  Each  Fund  may  invest  in  U.S.  Government securities.  Some U.S. Government securities,  such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as those  of the  Federal  National  Mortgage  Association,  are  supported  by the discretionary  authority  of  the  U.S.  Government  to  purchase  the  agency's
obligations;   still  others  such  as  those  of  the  Student  Loan  Marketing
Association,  are  supported  only by the  credit of the  instrumentality.  U.S.
Government  securities  include bills,  certificates of indebtedness,  notes and bonds  issued by the  Treasury or by agencies or  instrumentalities  of the U.S.
Government.

GUARANTEED  INVESTMENT  CONTRACTS ("GICs") -- Cash Fund may invest in GICs. When investing in GICs,  the Fund makes a cash  contribution  to a deposit fund of an
insurance  company's  general  account.   The  insurance  company  then  credits
guaranteed  interest to the deposit  fund on a monthly  basis.  The GICs provide that this guaranteed  interest will not be less than a certain minimum rate. The insurance  company may assess  periodic  charges  against a GIC for expenses and service  costs  allocable to it, and the charges will be deducted from the value of the deposit  fund.  Cash Fund may invest only in GICs that have  received the requisite  ratings by one or more  NRSROs  ("nationally  recognized  statistical rating organizations"). Because a Fund may not receive the principal amount of a
GIC from the insurance  company on 7 days' notice or less, the GIC is considered an illiquid investment.  In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time  remaining  until the next readjustment of the guaranteed interest rate.

Some of the management practices of the Funds include:

CASH RESERVES -- Each Fund may establish and maintain reserves as the Investment
Manager or Sub-Adviser  believes is advisable to facilitate the Fund's cash flow needs (e.g., redemptions, expenses and purchases of portfolio securities) or for temporary,  defensive purposes. Such reserves may include various types of money market instruments, certificates of deposit, bank demand accounts and repurchase agreements.

BORROWING  -- Each Fund may borrow  money from banks as a temporary  measure for emergency purposes,  to facilitate  redemption  requests,  or for other purposes consistent with the Fund's investment objective and program. Such borrowings may be  collateralized  with  Fund  assets.  To the  extent  that  a Fund  purchases securities  while it has outstanding  borrowings,  it is using  leverage,  i.e., using borrowed funds for  investment.  Leveraging  will exaggerate the effect on net asset value of any  increase  or  decrease  in the market  value of a Fund's portfolio.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by  appreciation  of the  securities  purchased;  in certain cases,  interest costs may exceed the return  received on the securities purchased.  A Fund also may be required to maintain  minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of  credit;  either  of  these  requirements  would  increase  the  cost of borrowing over the stated interest rate.

FUTURES  AND  OPTIONS --  Diversified  Income  Fund,  High Yield Fund and Income
Opportunity  Fund may utilize futures  contracts.  The Diversified  Income Fund,
High Yield Fund and Income Opportunity Fund may also utilize options on futures, and may  purchase  call and put  options  and write  call and put  options  on a
"covered"  basis.  A call  option  is  "covered"  if a Fund  owns  the  security underlying  the call or has an absolute  right to acquire the  security  without additional cash consideration (or, if additional cash consideration is required, cash or cash  equivalents are segregated by the  custodian).  Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price.  Options  (another type of  potentially  high-risk  derivative)  give the investor the right (where the investor purchases the options), or the obligation
(where the investor  writes  (sells) the options),  to buy or sell an asset at a predetermined  price in the future.  Futures and options contracts may be bought or sold for any number of reasons,  including:  to manage exposure to changes in interest  rates and bond  prices;  as an efficient  means of  adjusting  overall exposure  to certain  markets;  in an effort to enhance  income;  to protect the value of portfolio securities; and to adjust portfolio duration. The Diversified
Income Fund, High Yield Fund and Income Opportunity Fund may purchase,  sell, or write  call  and put  options  on  securities  and  financial  indices.  Futures contracts and options may not always be successful  hedges;  their prices can be highly volatile. Using them could lower a Fund's total return, and the potential loss from the use of futures can exceed the Fund's  initial  investment  in such contracts.

SWAPS,  CAPS, FLOORS AND COLLARS -- Diversified Income Fund, High Yield Fund and
Income  Opportunity  Fund may enter into interest  rate,  total return and index swaps.  High  Yield  Fund and  Income  Opportunity  Fund may also enter into the purchase or sale of related  caps,  floors and collars.  A Fund would enter into these  transactions  primarily  to  preserve a return or spread on a  particular investment  or  portion  of  its  portfolio  as a  technique  for  managing  the portfolio's  duration (i.e., the price sensitivity to changes in interest rates)
or to  protect  against  any  increase  in the  price  of  securities  the  Fund anticipates  purchasing at a later date. Except as noted below and to the extent a Fund enters into these types of transactions, it will be done to hedge and not as a  speculative  investment,  and the Fund will not sell interest rate caps or floors if it does not own securities or other  instruments  providing the income the Fund may be obligated to pay.  Interest rate swaps involve the exchange by a
Fund  with  another  party of their  respective  commitments  to pay or  receive interest on a notional  amount of principal.  The purchase of a cap entitles the purchaser  to receive  payments  on a notional  principal  amount from the party selling  the cap to the extent that a specified  index  exceeds a  predetermined interest  rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a  predetermined  interest rate or  amount.  A collar is a  combination  of a cap and a floor that  preserves  a certain return within a predetermined range of interest rates or values.

Income  Opportunity  Fund may enter into  interest  rate  hedging  transactions, interest  rate swaps and the purchase or sale of interest  rate caps and floors.
Income  Opportunity  Fund may  undertake  these  transactions  primarily for the following reasons:  to preserve a return on or value of a particular  investment or portion of Income Opportunity Fund's portfolio,  to protect against decreases in the  anticipated  rate of return  on  floating  or  variable  rate  financial instruments  which Income  Opportunity Fund owns or anticipates  purchasing at a later  date,  or for other  risk  management  strategies  such as  managing  the
effective   dollar-weighted   average  duration  of  Income  Opportunity  Fund's
portfolio.  If Four  Corners'  judgment  about  the  direction  or extent of the movement in interest  rates is  incorrect,  Income  Opportunity  Fund's  overall
performance   would  be  worse  than  if  it  had  not  entered  into  any  such transactions.  Income  Opportunity  Fund will incur brokerage and other costs in connection with its hedging transactions.

WHEN-ISSUED  SECURITIES AND FORWARD  COMMITMENT  CONTRACTS -- Diversified Income
Fund,  High  Yield  Fund  and  Income  Opportunity  Fund may  purchase  and sell securities on a "when issued," "forward commitment" or "delayed delivery" basis.
The price of these securities is fixed at the time of the commitment to buy, but delivery  and payment  can take place a month or more later.  During the interim period,  the market  value of the  securities  can  fluctuate,  and no  interest accrues to the purchaser.  At the time of delivery,  the value of the securities may be more or less  than the  purchase  or sale  price.  When a Fund  purchases securities  on this  basis,  there  is a risk  that  the  securities  may not be delivered and that the Fund may incur a loss.

PORTFOLIO TURNOVER -- Although the Funds will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security  was held. A high  turnover  rate may  increase  transaction  costs and result in additional taxable gains.

GENERAL INFORMATION

SHAREHOLDER  INQUIRIES  --  Shareholders  who have  questions  concerning  their account  or wish to obtain  additional  information  may write to the Funds (see back cover for address  and  telephone  numbers),  or contact  their  securities dealer.

FINANCIAL HIGHLIGHTS

The financial  highlights  table is intended to help you understand  each Fund's financial  performance for its Class A shares, Class B shares and Class C shares during the past five years, or the period since  commencement of a Fund or class of shares.  Certain  information  reflects  financial  results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming  reinvestment of all dividends and  distributions.  This  information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Funds'  financial  statements,  are included in the annual report,  which is available upon request.

==========================================================================================
DIVERSIFIED INCOME FUND (CLASS A)
------------------------------------------------------------------------------------------
                                                FISCAL YEARS ENDED DECEMBER 31
                                     -----------------------------------------------------
                                       2004      2003       2002       2001        2000
                                      (b)(c)   (b)(c)(d)   (b)(c)    (b)(c)(g)   (b)(c)(e)
                                      ------   ---------   ------    ---------   ---------
PER SHARE DATA
Net asset value
  beginning of period ............   $ 4.82     $ 4.90     $ 4.73     $ 4.66      $ 4.52

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ............     0.20       0.20       0.24       0.26        0.28
Net gain (loss) on securities
  (realized and unrealized) ......    (0.04)     (0.07)      0.18       0.07        0.14
                                      -----      -----      -----      -----       -----
Total from investment operations .     0.16       0.13       0.42       0.33        0.42

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............    (0.22)     (0.21)     (0.25)     (0.26)      (0.28)
Distributions
  (from realized gains)...........       --         --         --         --          --
                                      -----      -----      -----      -----       -----
Total distributions...............    (0.22)     (0.21)     (0.25)     (0.26)      (0.28)
                                      -----      -----      -----      -----       -----
NET ASSET VALUE END OF PERIOD.....   $ 4.76     $ 4.82     $ 4.90     $ 4.73      $ 4.66
                                      =====      =====      =====      =====       =====
TOTAL RETURN (a)..................     3.37%      2.72%      9.04%      7.33%       9.68%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............   $75,292    $77,950    $68,489    $59,168     $63,293
Ratio of expenses to
  average net assets..............     0.95%      0.95%      0.95%      0.95%       0.96%
Ratio of net investment
  income to average net assets ...     4.18%      4.17%      4.98%      5.57%       6.18%
Portfolio turnover rate ..........       44%        45%        33%        38%         71%
==========================================================================================

==========================================================================================
DIVERSIFIED INCOME FUND (CLASS B)
------------------------------------------------------------------------------------------
                                                FISCAL YEARS ENDED DECEMBER 31
                                     -----------------------------------------------------
                                      2004       2003       2002      2001(b)      2000
                                     (b)(c)    (b)(c)(d)   (b)(c)    (c)(d)(g)   (b)(c)(e)
                                     ------    ---------   ------    ---------   ---------
PER SHARE DATA
Net asset value
  beginning of period.............   $ 4.80     $ 4.88     $ 4.71     $ 4.65      $ 4.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............     0.16       0.17       0.20       0.22        0.23
Net gain (loss) on securities
  (realized and unrealized).......    (0.04)     (0.08)      0.18       0.07        0.16
                                      -----      -----      -----      -----       -----
Total from investment operations..     0.12       0.09       0.38       0.29        0.39

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............    (0.18)     (0.17)     (0.21)     (0.23)      (0.25)
Distributions
  (from realized gains)...........       --         --         --         --          --
                                      -----      -----      -----      -----       -----
Total distributions...............    (0.18)     (0.17)     (0.21)     (0.23)      (0.25)
                                      -----      -----      -----      -----       -----
NET ASSET VALUE END OF PERIOD.....   $ 4.74     $ 4.80     $ 4.88     $ 4.71      $ 4.65
                                      =====      =====      =====      =====       =====
TOTAL RETURN (a) .................     2.60%      1.96%      8.29%      6.36%       8.89%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............   $14,331    $12,902    $20,365    $13,685     $13,850
Ratio of expenses to
  average net assets..............     1.70%      1.70%      1.70%      1.70%       1.71%
Ratio of net investment
  income to average net assets ...     3.43%      3.43%      4.22%      4.83%       5.40%
Portfolio turnover rate ..........       44%        45%        33%        38%         71%
==========================================================================================

==========================================================================================
DIVERSIFIED INCOME FUND (CLASS C)
------------------------------------------------------------------------------------------
                                                FISCAL YEAR ENDED DECEMBER 31
                                    ------------------------------------------------------
                                     2004       2003        2002        2001       2000
                                    (b)(c)    (b)(c)(d)   (b)(c)(h)   (b)(c)(g)  (b)(c)(f)
                                    ------    ---------   ---------   ---------  ---------
PER SHARE DATA
Net asset value
  beginning of period.............  $ 4.79     $ 4.87      $ 4.70      $ 4.65     $ 4.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............    0.16       0.17        0.19        0.21       0.21
Net gain (loss) on securities
  (realized and unrealized).......   (0.04)     (0.07)       0.19        0.08       0.19
                                     -----      -----       -----       -----      -----
Total from investment operations..    0.12       0.10        0.38        0.29       0.40

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............   (0.18)     (0.18)      (0.21)      (0.24)     (0.17)
Distributions
  (from realized gains)...........      --         --          --          --         --
                                     -----      -----       -----       -----      -----
Total distributions...............   (0.18)     (0.18)      (0.21)      (0.24)     (0.17)
                                     -----      -----       -----       -----      -----
NET ASSET VALUE END OF PERIOD.....  $ 4.73     $ 4.79      $ 4.87      $ 4.70     $ 4.65
                                     =====      =====       =====       =====      =====
TOTAL RETURN (a)..................    2.61%      1.98%       8.30%       6.30%      7.88%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............   $5,219     $5,840      $4,901      $1,760       $442
Ratio of expenses to
  average net assets..............    1.70%      1.70%       1.70%       1.69%      1.67%
Ratio of net investment
  income to average net assets....    3.43%      3.42%       4.18%       4.84%      5.32%
Portfolio turnover rate...........      44%        45%         33%         38%        40%
==========================================================================================

==========================================================================================
HIGH YIELD FUND (CLASS A)
------------------------------------------------------------------------------------------
                                               FISCAL YEARS ENDED DECEMBER 31
                                     -----------------------------------------------------
                                                 2003                   2001         2000
                                     2004(c)    (c)(d)     2002(c)    (b)(c)(g)     (b)(c)
                                     -------    ------     -------    ---------     ------
PER SHARE DATA
Net asset value
  beginning of period.............   $12.17     $10.66     $11.68      $12.14      $13.65

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............     0.73       0.70       0.81        1.06        1.10
Net gain (loss) on securities
  (realized and unrealized).......     0.55       1.54      (1.00)      (0.47)      (1.50)
                                      -----      -----      -----       -----       -----
Total from investment operations..     1.28       2.24      (0.19)       0.59       (0.40)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............    (0.73)     (0.73)     (0.83)      (1.05)      (1.11)
Distributions
  (from realized gains)...........       --         --         --          --          --
Return of Capital.................    (0.02)        --         --          --          --
                                      -----      -----      -----       -----       -----
Total distributions...............    (0.75)     (0.73)     (0.83)      (1.05)      (1.11)
                                      -----      -----      -----       -----       -----
NET ASSET VALUE END OF PERIOD.....   $12.70     $12.17     $10.66      $11.68      $12.14
                                      =====      =====      =====       =====       =====
TOTAL RETURN (a)..................    10.96%     21.65%    (1.66)%       4.93%     (3.03)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............   $33,393    $25,777     $6,009      $5,919      $6,612
Ratio of expenses to
  average net assets..............     1.48%      1.28%      1.48%       1.09%       0.79%
Ratio of net investment
  income to average net assets ...     6.05%      6.40%      7.31%       8.80%       8.62%
Portfolio turnover rate ..........       73%        61%        80%         65%         28%
==========================================================================================

==========================================================================================
HIGH YIELD FUND (CLASS B)
------------------------------------------------------------------------------------------
                                                FISCAL YEARS ENDED DECEMBER 31
                                     -----------------------------------------------------
                                                 2003                   2001         2000
                                     2004(c)    (c)(d)     2002(c)    (b)(c)(g)     (b)(c)
                                     -------    ------     -------    ---------     ------
PER SHARE DATA
Net asset value
  beginning of period.............   $12.14     $10.63     $11.65      $12.11      $13.62

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............     0.65       0.67       0.73        0.96        1.00
Net gain (loss) on securities
  (realized and unrealized).......     0.53       1.48      (1.01)      (0.47)      (1.50)
                                      -----      -----      -----       -----       -----
Total from investment operations..     1.18       2.15      (0.28)       0.49       (0.50)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............     0.64      (0.64)     (0.74)      (0.95)      (1.01)
Distributions
  (from realized gains)...........       --         --         --          --          --
Return of Capital.................    (0.02)        --         --          --          --
                                      -----      -----      -----       -----       -----
Total distributions...............    (0.66)     (0.64)     (0.74)      (0.95)      (1.01)
                                      -----      -----      -----       -----       -----
NET ASSET VALUE END OF PERIOD.....   $12.66     $12.14     $10.63      $11.65      $12.11
                                      =====      =====      =====       =====       =====
TOTAL RETURN (a)..................    10.09%     20.82%    (2.40)%       4.08%     (3.77)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............    $8,437     $8,324     $4,450      $4,231      $3,914
Ratio of expenses to
  average net assets..............     2.22%      2.08%      2.23%       1.90%       1.51%
Ratio of net investment
  income to average net assets....     5.31%      5.92%      6.56%       7.98%       7.77%
Portfolio turnover rate...........       73%        61%        80%         65%         28%
==========================================================================================

==========================================================================================
HIGH YIELD FUND (CLASS C)
------------------------------------------------------------------------------------------
                                               FISCAL YEARS ENDED DECEMBER 31
                                   -------------------------------------------------------
                                               2003       2002        2001         2000
                                   2004(c)    (c)(d)     (c)(h)     (b)(c)(g)    (b)(c)(f)
                                   -------    ------     ------     ---------    ---------
PER SHARE DATA
Net asset value
  beginning of period............. $12.19     $10.67     $11.69      $12.16       $12.90

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............   0.65       0.66       0.73        0.81         0.62
Net gain (loss) on securities
  (realized and unrealized).......   0.54       1.50      (1.01)      (0.33)       (0.69)
                                    -----      -----      -----       -----        -----
Total from investment operations..   1.19       2.16      (0.28)       0.48        (0.07)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............  (0.64)     (0.64)     (0.74)      (0.95)       (0.67)
Distributions
  (from realized gains)...........     --         --         --          --           --
Return of Capital.................  (0.02)        --         --          --           --
                                    -----      -----      -----       -----        -----
Total distributions...............  (0.66)     (0.64)     (0.74)      (0.95)       (0.67)
                                    -----      -----      -----       -----        -----
NET ASSET VALUE END OF PERIOD..... $12.72     $12.19     $10.67      $11.69       $12.16
                                    =====      =====      =====       =====        =====
TOTAL RETURN (a)..................  10.12%     20.82%    (2.39)%       4.04%      (1.24)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............  $2,174     $1,857       $520        $368         $50
Ratio of expenses to
  average net assets..............   2.22%      2.08%      2.24%       2.11%        1.58%
Ratio of net investment
  income to average net assets....   5.31%      5.85%      6.60%       7.60%        8.05%
Portfolio turnover rate ..........     73%        61%        80%         65%          39%
==========================================================================================

==========================================================================================
INCOME OPPORTUNITY FUND (CLASS A)
------------------------------------------------------------------------------------------
                                                                         FISCAL YEAR ENDED
                                                                            DECEMBER 31
                                                                            2004(c)(i)
                                                                         -----------------
PER SHARE DATA
Net asset value beginning of period...................................        $10.04

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................................          0.22
Net gain (loss) on securities (realized and unrealized)...............          0.13
                                                                               -----
Total from investment operations......................................          0.35

LESS DISTRIBUTIONS:
Dividends (from net investment income)................................         (0.25)
Distributions (from realized gains)...................................         (0.03)
                                                                               -----
Total distributions...................................................         (0.28)
                                                                               -----
NET ASSET VALUE END OF PERIOD.........................................        $10.11
                                                                               =====
TOTAL RETURN (a)......................................................          3.16%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)..................................        $27,646
Ratio of expenses to average net asset................................          1.43%
Ratio of net investment income to average net assets..................          2.92%
Portfolio turnover rate...............................................           146%
==========================================================================================

==========================================================================================
INCOME OPPORTUNITY FUND (CLASS B)
------------------------------------------------------------------------------------------
                                                                         FISCAL YEAR ENDED
                                                                            DECEMBER 31
                                                                            2004(c)(i)
                                                                         -----------------
PER SHARE DATA
Net asset value beginning of period...................................        $10.04

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................................          0.17
Net gain (loss) on securities (realized and unrealized)...............          0.12
                                                                               -----
Total from investment operations......................................          0.29

LESS DISTRIBUTIONS:
Dividends (from net investment income)................................         (0.19)
Distributions (from realized gains)...................................         (0.03)
Total distributions...................................................         (0.22)
                                                                               -----
NET ASSET VALUE END OF PERIOD.........................................        $10.11
                                                                               =====
TOTAL RETURN (a)......................................................          2.87%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)..................................        $18,606
Ratio of expenses to average net assets...............................          2.17%
Ratio of net investment income to average net assets..................          2.20%
Portfolio turnover rate...............................................           146%
==========================================================================================

==========================================================================================
INCOME OPPORTUNITY FUND (CLASS C)
------------------------------------------------------------------------------------------
                                                                         FISCAL YEAR ENDED
                                                                            DECEMBER 31
                                                                            2004(c)(i)
                                                                         ----------------
PER SHARE DATA
Net asset value beginning of period...................................        $10.04

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................................          0.16
Net gain (loss) on securities (realized and unrealized)...............          0.13
                                                                               -----
Total from investment operations......................................          0.29

LESS DISTRIBUTIONS:
Dividends (from net investment income)................................         (0.19)
Distributions (from realized gains)...................................         (0.03)
Total distributions...................................................         (0.22)
                                                                               -----
NET ASSET VALUE END OF PERIOD.........................................        $10.11
                                                                               =====
TOTAL RETURN (a)......................................................          2.88%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)..................................        $30,288
Ratio of expenses to average net assets...............................          2.17%
Ratio of net investment income to average net assets..................          2.17%
Portfolio turnover rate...............................................           146%
==========================================================================================

==========================================================================================
CASH FUND
------------------------------------------------------------------------------------------
                                                FISCAL YEARS ENDED DECEMBER 31
                                     -----------------------------------------------------
                                                 2003(b)      2002       2001
                                     2004(j)    (c)(d)(j)    (b)(c)     (b)(c)     2000(c)
                                     -------    ---------    ------     ------     -------
PER SHARE DATA
Net asset value
  beginning of period.............    $1.00       $1.00      $ 1.00     $ 1.00     $ 1.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............       --          --        0.01       0.03       0.05
Net gain (loss) on securities
  (realized and unrealized).......       --          --          --         --         --
                                       ----        ----       -----      -----      -----
Total from investment operations..       --          --        0.01       0.03       0.05

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............       --          --       (0.01)     (0.03)     (0.05)
Distributions
  (from realized gains)...........       --          --          --         --         --
                                       ----        ----       -----      -----      -----
Total distributions...............       --          --       (0.01)     (0.03)     (0.05)
                                       ----        ----       -----      -----      -----
NET ASSET VALUE END OF PERIOD.....    $1.00       $1.00      $ 1.00     $ 1.00     $ 1.00
                                       ====        ====       =====      =====      =====
TOTAL RETURN (a)..................     0.40%        0.2%        0.9%       3.2%       5.6%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............   $49,398     $59,563     $69,679    $67,638    $62,472
Ratio of expenses to
  average net assets..............     0.99%       1.00%       1.00%      1.00%      0.98%
Ratio of net investment
  income to average net assets....     0.40%       0.21%       0.84%      3.08%      5.48%
Portfolio turnover rate...........       --          --          --         --         --
==========================================================================================

(a)  Total return information does not take into account any charges paid at the time of purchase  or  contingent  deferred  sales  charges  paid at time of redemption.

(b)  Fund expenses were reduced by  reimbursement  from the Investment  Manager.
     Expense ratios absent such reimbursements would have been as follows:

     ======================================================================
     FUND/CLASS               2004      2003      2002      2001      2000
     ----------------------------------------------------------------------
     Diversified        A     1.06%     1.04%     1.02%     1.04%     1.19%
     Income             B     1.81%     1.79%     1.77%     1.79%     2.02%
                        C     1.81%     1.80%     1.77%     1.79%     1.84%
     ----------------------------------------------------------------------
     High Yield         A       --        --        --      1.42%     1.39%
                        B       --        --        --      2.21%     1.84%
                        C       --        --        --      2.25%     2.02%
     ----------------------------------------------------------------------
     Income             A       --       N/A       N/A       N/A       N/A
     Opportunity        B       --       N/A       N/A       N/A       N/A
                        C       --       N/A       N/A       N/A       N/A
     ----------------------------------------------------------------------
     Cash                     1.26%     1.14%     1.07%     1.01%       --
     ======================================================================

(c)  Net  investment  income was  computed  using the average  month-end  shares outstanding throughout the period.

(d)  Expense  ratios,  including  reimbursements,  were  calculated  without the reduction for custodian  fees earnings  credits.  Expense  ratios with such reductions would have been as follows:

      ====================================================================
      FUND/CLASS               2004      2003      2002     2001      2000
      --------------------------------------------------------------------
      Diversified        A       --        --        --       --        --
      Income             B       --        --        --     1.70%       --
                         C       --        --        --       --        --
      --------------------------------------------------------------------
      High Yield         A       --      1.27%       --       --        --
                         B       --        --        --       --        --
                         C       --      2.07%       --       --        --
      --------------------------------------------------------------------
      Income             A     1.42%      N/A       N/A      N/A       N/A
      Opportunity        B       --       N/A       N/A      N/A       N/A
                         C       --       N/A       N/A      N/A       N/A
      --------------------------------------------------------------------
      Cash               A       --      1.00%       --       --        --
      ====================================================================

(e)  Portfolio turnover  calculation  excludes the portfolio  investments in the
     Limited Maturity Series and Corporate Bond Series prior to merger.

(f)  Class C shares were initially  offered for sale on May 1, 2000 for Security
     High Yield Fund and  Diversified  Income Fund.  Percentage  amounts for the period, except for total return, have been annualized.

(g)  As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and  Accounting  Guide for  Investment  Companies and began amortizing  premiums on fixed income securities.  The effect of this change for the period  ended  December 31,  2001,  was to decrease net  investment income per share by less than -1/2 of a cent,  increase  net  realized  and unrealized  gains  and  losses  per  share by less  than -1/2 of a cent and increase  the ratio of net  investment  income to average  net assets  from
     0.01% to 0.18%. Per share,  ratios and supplemental  data for periods prior to  January  1, 2001  have not been  restated  to  reflect  this  change in presentation.

(h)  The  financial  highlights  for the Class C shares  exclude the  historical financial  highlights of the Class S Shares.  Class S Shares were exchanged for Class C Shares on June 3, 2002.

(i)  The Income Opportunity Fund was initially capitalized on February 11, 2004, with a net asset value of $10.00 per share.  The Fund commenced  operations on March 31, 2004, with a net asset value of $10.04. Percentage amounts for the period have been annualized, except for total return.

(j)  Dividends from net investment income are less than $0.01 per share.

APPENDIX A

DESCRIPTION OF SHORT-TERM INSTRUMENTS

The  types  of  instruments  that  will  form  the  major  part of  Cash  Fund's investments are described below:

U.S.  GOVERNMENT  SECURITIES -- Federal agency  securities are debt  obligations which principally result from lending programs of the U.S.  Government.  Housing and agriculture have traditionally  been the principal  beneficiaries of federal credit  programs,  and agencies  involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S.  Treasury;  others are supported by the right of the issuer to borrow from the  Treasury;  others,  such as those of the
Federal  National  Mortgage  Association,  are  supported  by the  discretionary authority of the U.S.  Government  to purchase the agency's  obligations;  still others such as those of the Student Loan  Marketing  Association,  are supported only by the credit of the instrumentality.

U.S.  Treasury  bills are issued with  maturities  of any period up to one year.
Three-month  bills are currently  offered by the Treasury on a 13-week cycle and are auctioned  each week by the  Treasury.  Bills are issued in bearer form only and are sold only on a discount basis,  and the difference  between the purchase price  and the  maturity  value  (or the  resale  price if they are sold  before maturity) constitutes the interest income for the investor.

CERTIFICATES  OF DEPOSIT -- A  certificate  of deposit is a  negotiable  receipt issued by a bank or savings and loan  association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

COMMERCIAL  PAPER  --  Commercial  paper  is  generally   defined  as  unsecured
short-term  notes  issued in bearer form by large  well-known  corporations  and finance companies.  Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

BANKER'S ACCEPTANCES -- A banker's acceptance generally arises from a short-term credit  arrangement  designed to enable  businesses  to obtain  funds to finance commercial  transactions.  Generally,  an  acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific  merchandise.  The draft is then  "accepted" by a bank that, in effect, unconditionally  guarantees  to pay the  face  value  of the  instrument  on its maturity date.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A Prime  rating is the  highest  commercial  paper  rating  assigned  by Moody's
Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote  relative  strength  within this  highest classification. Among the factors considered by Moody's in assigning ratings are the  following:  (1)  evaluation of the  management of the issuer;  (2) economic
evaluation  of  the  issuer's   industry  or  industries  and  an  appraisal  of
speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's  products in relation to competition and customer  acceptance;  (4)
liquidity;  (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten  years;  (7)  financial  strength  of a parent  company  and the relationships  which exist with the issuer; and (8) recognition by management of obligations  which may be  present  or may arise as a result of public  interest questions and preparations to meet such obligations.

Commercial  paper  rated "A" by  Standard & Poor's  Corporation  ("S&P") has the
highest  rating and is  regarded  as having  the  greatest  capacity  for timely payment.  Commercial  paper rated A-1 by S&P has the following  characteristics:
(1)  liquidity  ratios are  adequate to meet cash  requirements;  (2)  long-term senior  debt is rated "A" or  better;  (3) the issuer has access to at least two additional  channels  of  borrowing;  (4) basic  earnings  and cash flow have an upward trend with allowance made for unusual circumstances;  (5) typically,  the issuer's  industry  is well  established  and the issuer  has a strong  position within the  industry;  and (6) the  reliability  and quality of  management  are unquestioned.  Relative  strength  or weakness  of the above  factors  determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE,  INC. -- Aaa. Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest  degree of investment  risk and are generally  referred to as "gilt-edge."  Interest payments are protected by a large or by an  exceptionally  stable margin and principal is secure.  While the various  protective  elements  are  likely to  change,  such  changes  as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all  standards.
Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds  because  margins of protection may not be as large as in Aaa securities or  fluctuation of protective  elements may be of greater  amplitude or there may be other  elements  present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment  attributes and are to be considered as upper medium grade  obligations.  Factors giving security to principal  and interest  are  considered  adequate,  but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither  highly  protected nor poorly  secured.  Interest  payments and principal  security  appear  adequate  for the present,  but certain  protective elements may be lacking or may be  characteristically  unreliable over any great length of time. Such bonds lack outstanding  investment  characteristics  and in fact have speculative characteristics as well.

Ba.  Bonds  which are rated Ba are judged to have  speculative  elements;  their future cannot be considered  as well assured.  Often the  protection of interest and  principal  payments may be very  moderate and thereby not well  safeguarded during  both  good  and bad  times  over the  future.  Uncertainty  of  position characterizes bonds in this class.

B. Bonds  which are rated B  generally  lack  characteristics  of the  desirable investment.  Assurance of interest and principal  payments or of  maintenance of other terms of the contract over any long period of time may be small.

Caa.  Bonds  which are rated Caa are of poor  standing.  Such  issues  may be in default or there may be present  elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent  obligations  which are  speculative in a high degree. Such issues are often in default or have other market shortcomings.

C. Bonds which are rated C are the lowest  rated  class of bonds,  and issues so rated can be regarded as having  extremely  poor prospects of ever attaining any real investment standing.

NOTE:  Moody's  applies  numerical  modifiers 1, 2 and 3 in each generic  rating classification  from Aa through B. The  modifier 1 indicates  that the  security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking,  and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S  CORPORATION  -- AAA.  Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA.  Bonds  rated AA have a very  strong  capacity  to pay  interest  and  repay principal and differ from the highest rated issues only in small degree.

A. Bonds rated A have a strong  capacity  to pay  interest  and repay  principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest
and  repay  principal.   Whereas  they  normally  exhibit  adequate   protection
parameters,  adverse  economic  conditions  or changing  circumstances  are more likely to lead to a weakened  capacity to pay interest and repay  principal  for bonds in this category than for bonds in higher rated categories.

BB, B, CCC,  CC.  Bonds rated BB, B, CCC and CC are  regarded,  on  balance,  as predominantly  speculative with respect to the issuer's capacity to pay interest and repay principal in accordance  with the terms of  obligations.  BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective  characteristics,  these are  outweighed  by large  uncertainties  or major  risk  exposures  to  adverse conditions.

C. The rating C is reserved for income bonds in which no interest is being paid.

D. Debt rated D is in  default  and  payment of  interest  and/or  repayment  of principal is in arrears.

NOTE:  Standard & Poor's  ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

APPENDIX B

REDUCED SALES CHARGES

CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or organizations  purchasing  Class A shares of the Diversified  Income and High
Yield  Funds  alone or in  combination  with  Class A shares  of  certain  other
Security Funds.

For purposes of qualifying  for reduced sales charges on purchases made pursuant to Rights of  Accumulation  or a Statement of Intention  (also  referred to as a
"Letter of Intent"),  the term "Purchaser"  includes the following  persons:  an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary  account established for their benefit;  an  organization  exempt from federal income tax under  Section  501(c)(3) or (13) of the Internal  Revenue  Code;  or a pension, profit-sharing  or other  employee  benefit plan whether or not qualified  under
Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of a Fund, a Purchaser  may combine all previous  purchases of Class A shares of the  Funds  with  a  contemplated  current  purchase  and  receive  the  reduced applicable front end sales charge.  The Distributor must be notified when a sale takes place which might qualify for the reduced  charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the
Class A shares of Diversified Income, High Yield, Income Opportunity,  Large Cap
Value,  Equity,  Global,  Social  Awareness,  Mid Cap Value,  Small Cap  Growth,
Enhanced  Index,  Select 25,  Large Cap Growth,  or Mid Cap Growth Fund in those states where shares of the Fund being purchased are qualified for sale.

STATEMENT  OF  INTENTION -- A Purchaser  of  Diversified  Income,  High Yield or
Income  Opportunity  Fund may choose to sign a Statement of Intention  within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of those Funds,  Equity,  Global,  Social Awareness,
Mid Cap Value,  Small Cap Growth,  Enhanced Index,  Select 25, Large Cap Growth,
Large Cap Value or Mid Cap Growth  Fund.  The amount of these  future  purchases shall be specified and must be made within a 13-month period (or 36-month period for  purchases  of $1  million  or  more) to  become  eligible  for the  reduced front-end  sales charge  applicable  to the actual  amount  purchased  under the statement.  Five  percent  (5%) of the  amount  specified  in the  Statement  of
Intention  will be held in escrow  shares  until the  Statement  is completed or terminated.  These  shares  may be  redeemed  by the  Fund if the  Purchaser  is required to pay additional sales charges. Any dividends paid by the Fund will be payable with respect to escrow  shares.  The  Purchaser  bears the risk that the escrow shares may decrease in value.

A Statement of Intention may be revised  during the 13-month (or, if applicable,
36-month)  period.  Additional  shares  received  from  reinvestment  of  income dividends and capital gains  distributions are included in the total amount used to determine reduced sales charges.

REINSTATEMENT  PRIVILEGE  --  Stockholders  who redeem  their  Class A shares of
Diversified  Income,  High  Yield or Income  Opportunity  Fund  have a  one-time privilege (1) to reinstate  their accounts by purchasing  shares without a sales charge up to the dollar amount of the redemption proceeds;  or (2) to the extent the redeemed  shares would have been  eligible  for the exchange  privilege,  to purchase shares of another of the Funds, Large Cap Value, Equity, Global, Social
Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, Select 25, Large Cap
Growth,  or Mid Cap Growth Fund,  without a sales charge up to the dollar amount of the  redemption  proceeds.  To exercise this  privilege,  a stockholder  must provide  written  notice and the amount to be  reinvested  to the Fund within 90 days after the redemption request.

The  reinstatement  or  exchange  will  be  made at the  net  asset  value  next determined after the reinvestment is received by the Fund.

PURCHASES AT NET ASSET VALUE -- Class A shares of Diversified Income, High Yield and  Income  Opportunity  Funds  may be  purchased  at net  asset  value  by (1)
directors, officers and employees of the Funds, the Funds' Investment Manager or
Distributor;   directors,  officers  and  employees  of  Security  Benefit  Life
Insurance  Company and its  subsidiaries;  agents licensed with Security Benefit
Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses,  grandparents,  parents, children,  grandchildren,  siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing  corporations  for persons  described above;
(3) retirement plans where third party administrators of such plans have entered into certain  arrangements with the Distributor or its affiliates  provided that no  commission  is paid to dealers;  and (4)  officers,  directors,  partners or
registered   representatives   (and  their   spouses  and  minor   children)  of
broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written  assurance of the purchaser  that the purchase is made for investment  purposes and that the  securities  will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

Class A shares of Diversified  Income,  High Yield and Income  Opportunity Funds
may  be  purchased  at  net  asset  value  when  the  purchase  is  made  on the recommendation  of (i) a  registered  investment  adviser,  trustee or financial intermediary  who has  authority to make  investment  decisions on behalf of the investor; or (ii) a certified financial planner or registered  broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management  services,  or provides such services in connection with the establishment of an investment account for which a comprehensive  "wrap fee" is imposed.  Class A shares of  Diversified  Income,  High Yield and Income
Opportunity  Funds may also be purchased at net asset value when the purchase is made by  retirement  plans  that (i) buy  shares  of the  Security  Funds  worth
$500,000  or more;  (ii)  have  100 or more  eligible  employees  at the time of purchase;  (iii)  certify it expects to have annual plan  purchases of shares of
Security Funds of $200,000 or more; (iv) are provided administrative services by certain  third-party  administrators  that have entered  into a special  service arrangement  with the Security  Funds  relating to such plans or (v) have at the time of  purchase,  aggregate  assets  of at least  $1,000,000.  Purchases  made pursuant to this provision may be subject to a deferred sales charge of up to 1%
in the event of a redemption within one year of the purchase.

The  Distributor  must be notified when a purchase is made that qualifies  under any of the above  provisions.  Consequently,  when a Purchaser  acquires  shares directly  from the Funds,  he/she must indicate in his/her  purchase  order that such  purchase  qualifies  under any of the above  provisions,  and must provide enough  information to substantiate that claim. When a Purchaser acquires shares through a  broker/dealer  or other  financial  intermediary,  he/she must inform his/her  broker/dealer  or other  financial  intermediary  of any facts that may qualify  a  purchase  for any of the above  provisions,  such as,  for  example, information  about  other  holdings  of Class A  shares  of the  Funds  that the
Purchaser  has,  directly  with  the  Funds,  or  through  other  accounts  with broker/dealers or financial intermediaries.

FOR MORE INFORMATION

--------------------------------------------------------------------------------
BY TELEPHONE -- Call 1-800-888-2461.

BY MAIL -- Write to:
Security Management Company, LLC
One Security Benefit Place
Topeka, KS 66636-0001

ON THE INTERNET -- Reports and other  information  about the Funds can be viewed online or downloaded from:

SEC: On the EDGAR Database at http://www.sec.gov

SMC, LLC: http://www.securitybenefit.com

Additional  information  about the Funds  (including the Statement of Additional
Information)  can  be  reviewed  and  copied  at  the  Securities  and  Exchange
Commission's  Public  Reference Room in Washington,  DC.  Information  about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic  request at the following e-mail address:  publicinfo@sec.gov,  or by
writing  the  Public  Reference  Section  of  the  Commission,   Washington,  DC
20549-0102.
--------------------------------------------------------------------------------

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Funds' investments is available in the Funds' annual and semi-annual  reports to  shareholders.  In the Funds' annual  report,  you will find a discussion of the market  conditions and investment  strategies that  significantly  affected each Fund's performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  -- The Funds'  Statement  of  Additional
Information and the Funds' annual or semi-annual reports are available,  without
charge  upon  request  by  calling  the  Funds'   toll-free   telephone   number
1-800-888-2461.  Shareholder  inquiries  should be  addressed  to SMC,  LLC, One
Security  Benefit Place,  Topeka,  Kansas  66636-0001,  or by calling the Funds'
toll-free  telephone  number  listed above.  The Funds'  Statement of Additional
Information is incorporated into this prospectus by reference.

Each Fund's Investment Company Act file number is listed below:

               Security Income Fund®.................  811-02120
                 o  Diversified Income
                 o  High Yield
                 o  Income Opportunity
               Security Cash Fund....................  811-03073

--------------------------------------------------------------------------------
SECURITY INCOME FUND®
  - DIVERSIFIED INCOME SERIES
  - HIGH YIELD SERIES
  - INCOME OPPORTUNITY SERIES

SECURITY CASH FUND

One Security Benefit Place, Topeka, Kansas 66636-0001
(785) 438-3000
(800) 888-2461

This Statement of Additional Information is not a prospectus.  It should be read in conjunction  with the Prospectus dated May 1, 2005, as it may be supplemented
from  time  to  time.  A  Prospectus   may  be  obtained  by  writing   Security
Distributors, Inc., One Security Benefit Place, Topeka, Kansas 66636-0001, or by
calling (785) 438-3000 or (800) 888-2461.  The financial  statements included in the Fund's December 31, 2004 Annual Report are incorporated herein by reference.

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2005, AS SUPPLEMENTED OCTOBER 17, 2005
RELATING TO THE PROSPECTUS DATED MAY 1, 2005
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
--------------------------------------------------------------------------------

INVESTMENT MANAGER
Security Management Company, LLC
One Security Benefit Place
Topeka, Kansas 66636-0001

DISTRIBUTOR
Security Distributors, Inc.
One Security Benefit Place
Topeka, Kansas 66636-0001

CUSTODIAN
UMB Bank, N.A.
928 Grand Avenue
Kansas City, Missouri 64106

State Street Bank and Trust Company
225 Franklin
Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Kansas City Place
Kansas City, Missouri 64105-2143

   Repurchase Agreements, Reverse Repurchase

   Security Diversified Income and Income Opportunity

GENERAL INFORMATION

Security  Income Fund and  Security  Cash Fund,  which were  organized as Kansas corporations on April 20, 1965 and March 21, 1980, respectively,  are registered with the Securities and Exchange Commission as investment companies. The name of
Diversified  Income  Series  (formerly  "U.S.  Government  Series")  was changed effective  February 4, 2000. Such registration  does not involve  supervision by the  Securities  and Exchange  Commission  of the  management or policies of the
Funds. The Funds are diversified, open-end management investment companies that, upon the demand of the  investor,  must redeem their shares and pay the investor the current net asset value ("NAV") thereof. (See "How to Redeem Shares.")

Each of the Diversified Income Series  ("Diversified  Income Fund"),  High Yield
Series ("High Yield Fund") and Income  Opportunity  Series ("Income  Opportunity
Fund") of Security  Income  Fund,  and  Security  Cash Fund  ("Cash  Fund") (the
"Funds")  has its own  investment  objective  and policies  which are  described below.  Professional  investment  advice is  provided  to each Fund by  Security
Management Company,  LLC (the "Investment  Manager").  While there is no present intention to do so, the investment  objective and policies of each Fund,  unless otherwise noted,  may be changed by its Board of Directors  without the approval of  shareholders.  Each  of  the  Funds  is  also  required  to  operate  within limitations  imposed by its  fundamental  investment  policies  which may not be changed  without  shareholder  approval.  These  limitations are set forth below under "Investment  Policy  Restrictions." An investment in one of the Funds does not constitute a complete investment program.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

SECURITY  INCOME FUND -- Security  Income Fund ("Income Fund") offers its shares in multiple Series,  each of which represents a different  investment  objective and which has its own identified  assets and NAVs. The investment  objectives of the Diversified  Income,  High Yield and Income Opportunity Funds of Income Fund
are each  described  below.  There are risks  inherent in the  ownership  of any security and there can be no assurance that such  investment  objectives will be achieved. Some of the risks are described below.

Income Fund makes no representation that the stated investment  objective of any
Series will be achieved.  Although  there is no present  intention to do so, the investment  objective  of any  Series of the Fund may be altered by the Board of
Directors without the approval of shareholders of the Series.

DIVERSIFIED INCOME FUND. The investment objective of the Diversified Income Fund is to provide a high level of interest  income with  security of  principal.  In pursuing its investment objective,  the Fund may engage in certain non-principal investment  strategies,  including  investment in: (i)  certificates  of deposit issued by a U.S.  branch of a  foreign  bank  ("Yankee  CDs");  (i) zero  coupon securities;  (iii) interest rate, index and total return swap  agreements;  (iv)
"inverse floating  obligations,"  "residual  interest bonds," or "interest-only"
(IO) and  "principal-only"  (PO) bonds; and (v) "reverse repurchase  agreements"
and "roll transactions." Yankee CDs and swap agreements are described in further detail under "Investment Methods and Risk Factors."

Yankee CDs are Certificates of Deposit issued by a U.S. branch of a foreign bank denominated  in U.S.  dollars  and held in the  United  States.  Yankee  CDs are subject to somewhat different risks than are the obligations of domestic banks.

Zero coupon  securities are debt securities that pay no cash income but are sold at substantial  discounts from their face value.  Certain zero coupon securities also provide for the  commencement  of regular  interest  payments at a deferred date.

The Fund may invest up to 10% of its net assets in securities  known as "inverse floating  obligations,"  "residual interest bonds," or "interest-only"  (IO) and
"principal-only"  (PO) bonds,  the market values of which will generally be more volatile than the market values of most MBSs.

Additional  information  about certain of  Diversified  Income Fund's  principal investment  strategies  is set forth  below.  The Fund may buy and sell  futures contracts,  exchange-traded and over-the-counter put and call options, including index options,  securities options, and options on futures, provided that a call or put may be purchased only if after such  purchase,  the value of all call and put options  held by the Fund will not exceed 5% of its total  assets.  The Fund may write only covered put and call options.

The Fund may  invest in higher  yielding  debt  securities  in the lower  rating
(higher risk) categories of the recognized rating services (commonly referred to as "junk  bonds");  however,  the Fund will  never hold more than 25% of its net assets in junk bonds, which includes  securities rated Ba or lower by Moody's or
BB or lower by S&P. Such bonds are regarded as  predominantly  speculative  with respect to the ability of the issuer to meet  principal  and interest  payments.
The Fund will not invest in junk bonds which are rated in default at the time of purchase.  However,  the  Investment  Manager will not rely  principally  on the ratings  assigned by the rating  services.  Because the Fund may invest in lower rated or unrated securities of comparable quality, the achievement of the Fund's investment  objective  may be more  dependent on the  Investment  Manager's  own credit analysis than would be true if investing in higher rated securities.

The Fund may purchase securities which are obligations of, or guaranteed by, the
Dominion of Canada or provinces  thereof and debt securities  issued by Canadian corporations.  Canadian  securities  will not be  purchased  if  subject  to the foreign interest equalization tax and unless payable in U.S. currency.

The Fund may also invest up to 25% of its net assets in debt  securities  issued by foreign  governments,  their  agencies  and  instrumentalities,  and  foreign corporations, provided that such securities are denominated in U.S. dollars.

Diversified  Income  Fund may  invest  not more than 10% of its total  assets in securities which are restricted as to disposition  under the federal  securities laws.  The  Fund may  purchase  without  regard  to this  limitation  restricted securities  which are  eligible  for  resale  pursuant  to Rule  144A  under the
Securities  Act of 1933 ("Rule 144A  Securities"),  subject to the Fund's policy that not more than 15% of its net assets may be invested in illiquid securities.
See  "Investment  Methods  and  Risk  Factors"  for a  discussion  of Rule  144A
Securities.

The Fund may invest without limit in investment grade MBSs,  including  mortgage pass-through securities and collateralized mortgage obligations (CMOs).

Diversified  Income Fund may purchase  securities on a "when issued" or "delayed delivery"  basis in  excess  of  customary  settlement  periods  for the type of security  involved.  Securities  purchased on a when issued basis are subject to market fluctuations and no interest or dividends accrue to the Fund prior to the settlement  date.  The Fund will segregate  cash or liquid  securities  equal in value to commitments for such when issued  securities.  Assets may be segregated by the Fund's custodian or on the Fund's books.

Diversified Income Fund may enter into "reverse repurchase agreements" and "roll transactions."  The Fund may borrow money from banks as a temporary  measure for emergency purposes or to facilitate redemption requests.  Borrowing is discussed in more detail under "Investment Methods and Risk Factors."

HIGH YIELD FUND.  The  investment  objective  of High Yield Fund is to seek high current income.  Capital appreciation is a secondary objective.  In pursuing its investment objective,  the Fund may engage in certain  non-principal  investment strategies,  including  investment  in: (i)  asset-backed  securities;  (i) zero coupon  securities;  (iii) securities known as "inverse  floating  obligations,"
"residual  interest  bonds," and "interest only" (IO) and "principal  only" (PO)
bonds;  and (iv) interest  rate,  total return and index swaps and related caps, floors and collars.

The Fund may invest up to 25% of its total  assets in MBSs,  including  mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund may also invest in securities known as "inverse floating obligations," "residual interest  bonds," and "interest only" (IO) and "principal  only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs.  This is due to the fact that such  instruments are more sensitive to interest  rate  changes and to the rate of principal  prepayments  than are most other  MBSs.  For a  discussion  of MBSs  and the  risks  associated  with  such securities, see "Investment Methods and Risk Factors."

The Fund may invest up to 15% of its total assets in "asset-backed  securities,"
and up to 25% of its net assets in senior secured  floating rate corporate loans
("Senior Loans"). See "Investment Methods and Risk Factors."

Additional  information about certain of High Yield Fund's principal  investment strategies is set forth below.

The Fund may  invest up to 20% of its net  assets in common  stocks  (which  may include American Depositary Receipts "ADRs"),  warrants,  rights and index based securities.

High Yield Fund may invest up to 100% of its assets in debt securities  that, at the time of purchase,  are rated below investment grade ("high yield securities"
or "junk  bonds"),  which  involve a high  degree of risk and are  predominantly speculative.  For a  description  of debt ratings and a discussion  of the risks associated  with  investing  in junk  bonds,  see  "Investment  Methods and Risk
Factors."  Included  in the debt  securities  which  the Fund may  purchase  are convertible bonds, or bonds with warrants attached.

High Yield Fund may purchase  securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces  thereof and debt  securities  issued by
Canadian  corporations.  Canadian securities will not be purchased if subject to the foreign interest  equalization tax and unless payable in U.S.  dollars.  The
Fund may also invest in debt securities issued by foreign governments (including
Brady Bonds),  their  agencies and  instrumentalities  and foreign  corporations
(including those in emerging markets),  provided such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, excluding Canadian securities, will not exceed 25% of the Fund's net assets. See "Investment Method and Risk Factors" for a discussion  of the risks  associated  with  investing in foreign securities and emerging markets.

The Fund may invest in U.S. Government securities, including bills, certificates of  indebtedness,  notes and bonds  issued by the  Treasury  or by  agencies  or instrumentalities of the U.S. Government.

High Yield Fund may invest not more than 10% of its total  assets in  securities which are restricted as to disposition  under the federal  securities  laws. The
Fund may  purchase  without  regard to this  limitation  Rule  144A  Securities, subject to the Fund's  policy that not more than 15% of its total  assets may be invested in illiquid securities. See "Investment Methods and Risk Factors" for a discussion of restricted securities.

The Fund may purchase securities on "when issued" or "delayed delivery" basis in excess of customary  settlement periods for the type of security  involved.  The
Fund may also purchase or sell  securities on a "forward  commitment"  basis and may enter into  "repurchase  agreements",  "reverse  repurchase  agreements" and
"roll  transactions."  The Fund may lend  securities  to  broker-dealers,  other institutions or other persons to earn additional income.

High Yield Fund may invest in real estate  investment trusts ("REITs") and other real estate industry  investments.  See the discussion of real estate securities under "Investment  Methods and Risk Factors." High Yield Fund may also invest in a  variety  of  investment  vehicles  that  seek to track  the  composition  and performance of a specific index. See the discussion of such investment companies under "Investment Methods and Risk Factors."

High Yield Fund may enter into  futures  contracts  (a type of  derivative)  (or options thereon) to hedge all or a portion of its portfolio,  as a hedge against changes in  prevailing  levels of  interest  rates or as an  efficient  means of adjusting  its  exposure  to the  bond  market.  The Fund  will not use  futures contracts  for  leveraging  purposes.  The Fund will  limit  its use of  futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's NAV. The Fund may purchase call and put options and write such options on a "covered"  basis.  The
Fund may also  enter into  interest  rate,  total  return,  and index  swaps and purchase or sell related caps, floors and collars.  See "Investment  Methods and
Risk  Factors"  for a  discussion  of the risks  associated  with these types of investments.

As an operating  policy,  the Fund will not purchase  securities on margin.  The
Fund may,  however,  obtain such  short-term  credits as are  necessary  for the clearance of purchases and sales of securities.  In addition, the Fund may enter into certain derivative  transactions,  consistent with its investment  program, which  require  the  deposit  of  "margin"  or a  premium  to  initiate  such  a transaction.  As an operating  policy,  the Fund will not loan its assets to any person or individual,  except by the purchase of bonds or other debt obligations customarily  sold to  institutional  investors.  The  Fund  may,  however,  lend portfolio  securities  as  described  in the  Prospectus  and this  Statement of
Additional   Information.   In  addition,  the  Fund  does  not  interpret  this
restriction as prohibiting  investment in loan participations and assignments as described in the Prospectus. As an operating policy, the Fund will not engage in short sales.

The Fund's investment in warrants,  valued at the lower of cost or market,  will not exceed 5% of the Fund's net assets.  Included within this amount, but not to exceed 2% of the Fund's net assets,  may be warrants which are not listed on the
New York or American Stock Exchange.  Warrants  acquired by the Fund in units or attached to securities may be deemed to be without value.

Should the High Yield Fund  change its policy of  investing  at least 80% of its assets in the type of  investment  suggested by its name,  the Fund will provide shareholders at least 60 days notice prior to making the change.

INCOME OPPORTUNITY FUND. The investment  objective of Income Opportunity Fund is to seek a high  level  of  current  income.  The  following  paragraphs  provide additional information about the principal investment  strategies,  policies and practices of the Income Opportunity Fund.

In  addition  to its  investments  in  Senior  Loans and  other  corporate  debt securities  as  described in the  Prospectus,  the Income  Opportunity  Fund may
invest a portion of its assets in debt securities that, at the time of purchase, are rated below  investment  grade ("high yield  securities"  or "junk  bonds"), which  involve a high degree of risk and are  predominantly  speculative.  For a description  of debt  ratings  and a  discussion  of the risks  associated  with investing in junk bonds, see "Investment  Methods and Risk Factors." Included in
the debt securities which the Fund may purchase are convertible  bonds, or bonds with warrants attached.

The Income  Opportunity  Fund may  invest a portion  of its assets in  revolving credit facilities, debtor-in-possession financing, unsecured loans, subordinated loans,  and other  floating  rate debt  securities,  such as notes,  bonds,  and asset-backed  securities,  such as special  purpose  trusts  investing in Senior
Loans and other corporate debt securities.

The Income  Opportunity  Fund may enter into various  interest  rate hedging and risk  management  transactions.  Certain of these interest rate hedging and risk management  transactions  involve  derivative  instruments.  The Fund expects to enter  into  these  transactions  primarily  to seek to  preserve  a return on a particular investment or portion of its portfolio,  and may also enter into such transactions  to seek to protect against  decreases in the  anticipated  rate of return on floating or variable rate securities, including Senior Loans, the Fund owns or  anticipates  purchasing at a later date,  or for other risk  management strategies such as managing the effective  dollar-weighted  average  duration of the Fund's portfolio.  The Fund may also engage in hedging  transactions to seek to  protect  the value of its  portfolio  against  declines  in net asset  value resulting  from  changes  in  interest  rates or other  market  changes.  Market conditions  will  determine  whether  and in what  circumstances  the Fund would employ any of the hedging and risk management  techniques  described  below. The successful  utilization  of hedging and risk  management  transactions  requires skills  different  from those needed in the selection of the Income  Opportunity
Fund's portfolio  securities.  The Income  Opportunity Fund will incur brokerage and other costs in connection with its hedging transactions.

The Fund may engage in credit derivative transactions.  Default risk derivatives are linked to the price of reference  securities or loans after a default by the issuer or borrower,  respectively.  Market spread  derivatives  are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security,  loan or index. There are three basic  transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks  different  from those  associated  with ordinary  portfolio  security transactions.

The Income  Opportunity Fund may invest up to 5% of its assets in credit default swap transactions (as measured by the notional amounts of the swaps),  including credit-linked notes (described below) for hedging and investment  purposes.  The
"buyer" in a credit  default  swap  contract is  obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying  reference  obligation has occurred.  If an event of default  occurs,  the seller must pay the buyer the full notional value, or "par value", of the reference obligation. Credit default swap transactions are either
"physical  delivery"  settled or "cash" settled.  Physical  delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference  asset.  Cash settled  entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference  asset and the current value of the reference asset that may have, through default, lost some, most or all of its value.

The  Income  Opportunity  Fund may be  either  the  buyer or  seller in a credit default swap transaction and generally will be a buyer in instances in which the
Fund actually owns the  underlying  debt security and seeks to hedge against the risk of  default in that debt  security.  If the Fund is a buyer and no event of default  occurs,  the Fund will have made a series of periodic  payments  (in an amount more or less than the value of the cash flows  received on the underlying debt security) and recover  nothing of monetary value.  However,  if an event of default occurs, the Income Opportunity Fund (if the buyer) will receive the full notional  value of the  reference  obligation  either  through a cash payment in exchange  for such asset or a cash  payment in addition to owning the  reference asset. The Fund generally will be a seller when it seeks to take the credit risk of a particular  debt security  and, as a seller,  the Income  Opportunity  Fund receives  a fixed  rate of income  throughout  the term of the  contract,  which typically is between six months and five years,  provided that there is no event of default.  The Income  Opportunity  Fund will segregate  assets in the form of cash and cash  equivalents  in an amount equal to the aggregate  market value of the credit default swaps of which it is the seller,  marked to market on a daily basis.  If an event of default  occurs,  the seller  must pay the buyer the full notional value of the reference  obligation  through either physical  settlement and/or cash settlement.  Credit default swap transactions  involve greater risks than if the Income  Opportunity  Fund had invested in the  reference  obligation directly.

When the Income  Opportunity  Fund  purchases  credit  default swap contracts in order to hedge against the risk of default of debt  securities  it holds,  it is subject to the risk that the swap may expire  worthless  and would only generate income  in the  event of an  actual  default  by the  issuer  of the  underlying obligation  (as opposed to a credit  downgrade or other  indication of financial instability).  It also  involves  credit  risk -- that  the  seller  may fail to satisfy its payment obligations to the Income Opportunity Fund in the event of a default.

As a non-principal  investment strategy,  the Income Opportunity Fund may invest
in   credit-linked   notes.   Credit-linked   notes  are  securities   that  are
collateralized  by one or more credit  default swaps on corporate  credits.  The difference  between a credit default swap and a  credit-linked  note is that the buyer of a credit-linked  note receives the principal payment from the seller at the time the contract is  originated.  Through the  purchase of a  credit-linked note, the buyer assumes the risk of the reference  asset and funds this exposure through the purchase of the note.  The buyer takes on the exposure to the seller to the full  amount of the  funding it has  provided.  The seller has hedged its risk on the reference asset without  acquiring any additional  credit  exposure.
The Income  Opportunity Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate, and a return of principal at the maturity date.

Credit-linked  notes  are  subject  to  credit  risk  of the  corporate  credits underlying the credit default swaps. If one of the underlying  corporate credits defaults,  the  Income  Opportunity  Fund  may  receive  the  security  that has defaulted,  and  the  Fund's  principal  investment  would  be  reduced  by  the difference between the original face value security and the current value of the defaulted  security.  Credit-linked  notes are  typically  privately  negotiated transactions  between two or more parties. The Income Opportunity Fund bears the risk that the issuer of the credit-linked  note will default or become bankrupt.
The Fund bears the risk of loss of its  principal  investment,  and the periodic interest  payments expected to be received for the duration of its investment in the credit-linked  note. The Income  Opportunity  Fund's  sub-adviser  currently considers credit default swaps and credit-linked notes to be illiquid.

SECURITY CASH FUND -- The investment objective of Cash Fund is to seek as high a level of current  income as is  consistent  with  preservation  of  capital  and liquidity. No assurances can be given that Cash Fund will achieve its objective.
Money market instruments in which Cash Fund may invest consist of the following:

U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed (as to principal or interest) by the United  States  Government  or its agencies  (such as the Small
Business  Administration,  the Federal  Housing  Administration  and  Government
National Mortgage  Association) or instrumentalities  (such as Federal Home Loan
Banks and Federal Land Banks) and  instruments  fully  collateralized  with such obligations, such as repurchase agreements.

Some U.S. Government securities, such as treasury bills and bonds, are supported by the full faith and credit of the U.S.  Treasury;  others are supported by the right of the issuer to borrow from the  Treasury;  others,  such as those of the
Federal  National  Mortgage  Association,  are  supported  by the  discretionary authority of the U.S.  Government  to purchase the agency's  obligations;  still others such as those of the Student Loan  Marketing  Association,  are supported only by the credit of the instrumentality.

BANK OBLIGATIONS. Obligations of banks or savings and loan associations that are members of the Federal  Deposit  Insurance  Corporation  and  instruments  fully collateralized with such obligations, such as repurchase agreements.

CORPORATE OBLIGATIONS. Commercial paper issued by corporations and rated Prime-1 or Prime-2 by Moody's, or A-1 or A-2 by S&P, or other corporate debt instruments rated Aaa or Aa or better by Moody's  or AAA or AA or better by S&P,  subject to the  limitations  on  investment in  instruments  in the  second-highest  rating category, discussed below.

Cash Fund may invest in  certificates  of deposit  issued by banks or other bank demand  accounts,  pending  investment in other  securities or to meet potential redemptions or expenses.

Cash Fund may invest only in U.S. dollar  denominated  money market  instruments that present  minimal  credit risk and, with respect to 95% of its total assets, measured  at the  time of  investment,  that  are of the  highest  quality.  The
Investment  Manager will determine  whether a security  presents  minimal credit risk under procedures adopted by the Fund's Board of Directors.  A security will be considered to be highest quality (1) if rated in the highest rating category,
(e.g., Aaa or Prime-1 by Moody's or AAA or A-1 by S&P) by (i) any two nationally recognized  statistical  rating  organizations  ("NRSRO's") or, (ii) if rated by only one NRSRO,  by that NRSRO;  (2) if issued by an issuer that has  short-term debt  obligations of comparable  maturity,  priority,  and security and that are rated in the highest rating category by (i) any two NRSRO's or, (ii) if rated by only one NRSRO, by that NRSRO; or (3) an unrated  security that is of comparable quality to a security  in the  highest  rating  category  as  determined  by the
Investment Manager and whose acquisition is approved or ratified by the Board of
Directors.  With  respect  to 5% of its total  assets,  measured  at the time of investment,  Cash Fund may also invest in money market  instruments  that are in the second-highest  rating category for short-term debt obligations (e.g., rated
Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered  to be in the  second-highest  rating  category  under  the  criteria described  above with respect to  instruments  considered  highest  quality,  as applied to instruments in the second-highest rating category.  See Appendix A to the  Prospectus  for a  description  of the principal  types of  securities  and instruments  in which the Fund will invest as well as a description of the above mentioned ratings.

Cash Fund may not invest more than 5% of its total assets,  measured at the time of  investment,  in the  securities  of any one issuer  that are of the  highest quality  or more  than the  greater  of 1% of its total  assets  or  $1,000,000, measured at the time of investment,  in securities of any one issuer that are in the  second-highest  rating category,  except that these  limitations  shall not apply to U.S. Government  securities.  The Fund may exceed the 5% limitation for up to three business days after the purchase of the securities of any one issuer that  are of  the  highest  quality,  provided  that  the  Fund  does  not  have outstanding  at any time more  than one such  investment.  In the event  that an instrument acquired by Cash Fund is downgraded,  the Investment  Manager,  under procedures approved by the Board of Directors, (or the Board of Directors itself if the  Investment  Manager  becomes  aware that a security has been  downgraded below the  second-highest  rating  category and the Investment  Manager does not dispose of the  security  within five  business  days) shall  promptly  reassess whether such security  presents minimal credit risk and determine whether or not to retain the instrument,  or Investment  Manager may forego the reassessment of credit risk if the security is disposed of or matures  within five business days of downgrade and the Board is subsequently  notified of the Investment Manager's actions.  In the event that an instrument  acquired by Cash Fund ceases to be of the quality that is eligible for the Fund,  the Fund shall  promptly  dispose of the  instrument in an orderly  manner  unless the Board of Directors  determines that this would not be in the best interests of the Fund.

Cash Fund may acquire one or more of the above  types of  securities  subject to repurchase agreements.  A repurchase transaction involves a purchase by the Fund of a security from a selling financial institution,  such as a bank, savings and loan association or broker/dealer, which agrees to repurchase such security at a specified  price and at a fixed time in the future,  usually not more than seven days from the date of purchase. Not more than 10% of Cash Fund's net assets will be  invested  in illiquid  assets,  which  include  repurchase  agreements  with maturities of more than seven days. See the discussion of repurchase  agreements under "Investment Methods and Risk Factors."

Cash Fund may borrow  money  from banks as a  temporary  measure  for  emergency purposes or to facilitate  redemption  requests.  Borrowing is discussed in more detail  under  "Investment  Methods and Risk  Factors."  Pending  investment  in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

Cash Fund may also invest in guaranteed  investment contracts ("GICs") issued by insurance companies,  subject to the Fund's policy that not more than 10% of the
Fund's net assets will be invested in illiquid  assets.  See the  discussion  of
GICs under "Investment Methods and Risk Factors."

Certain of the securities acquired by Cash Fund may be Rule 144A Securities. See the  discussion  of Rule 144A  Securities  under  "Investment  Methods  and Risk
Factors."

VARIABLE RATE INSTRUMENTS.  Cash Fund may invest in instruments  having rates of interest that are adjusted periodically according to a specified market rate for such investments ("Variable Rate Instruments").  The interest rate on a Variable
Rate Instrument is ordinarily determined by reference to, or is a percentage of, an objective  standard  such as a bank's prime rate or the 91-day U.S.  Treasury
Bill rate. Cash Fund does not purchase  certain  Variable Rate  Instruments that have a preset cap above which the rate of interest may not rise. Generally,  the changes in the interest rate on Variable Rate Instruments reduce the fluctuation in the market value of such securities.  Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate  obligations.  Cash Fund determines the maturity of Variable Rate
Instruments  in accordance  with Rule 2a-7 under the  Investment  Company Act of
1940 (the "Investment  Company Act") which allows the Fund generally to consider the maturity date of such  instruments to be the period remaining until the next readjustment  of the interest  rate rather than the maturity date on the face of the instrument.

While  Cash Fund does not  intend to  engage in  short-term  trading,  portfolio securities  may be sold without regard to the length of time that they have been held. A portfolio  security could be sold prior to maturity to take advantage of new investment  opportunities  or yield  differentials,  or to preserve gains or limit losses due to changing economic  conditions or the financial  condition of the  issuer,  or for other  reasons.  While Cash Fund is expected to have a high portfolio turnover due to the short maturities of its portfolio securities, this should not affect the Fund's income or NAV since  brokerage  commissions are not normally  paid  in  connection  with  the  purchase  or  sale  of  money  market instruments.

Cash Fund will invest in money market  instruments of varying maturities (but no longer than 13 months) in an effort to earn as high a level of current income as is consistent with  preservation of capital and liquidity.  While investing only in high quality money market instruments, investment in Cash Fund is not without risk.  The market value of fixed  income  securities  is  generally  affected by changes in the level of interest  rates.  An  increase  in  interest  rates will generally reduce the market value of fixed income investments,  and a decline in interest rates will  generally  increase  their value.  Instruments  with longer maturities are subject to greater  fluctuations  in value from general  interest rate changes than are shorter term issues. Such market value changes could cause changes in the NAV per share. To reduce the effect of fluctuating interest rates on the NAV of its  shares,  Cash Fund  intends to  maintain  a weighted  average maturity  in its  portfolio  of not more than 90 days.  In  addition  to general market risks, Cash Fund's investments in non-government  obligations are subject to the ability of the issuer to satisfy its obligations.

INVESTMENT METHODS AND RISK FACTORS

Some  of the  risk  factors  related  to  certain  securities,  instruments  and techniques  that may be used by one or more of the  Funds are  described  in the sections of the Prospectus  entitled "Funds' Principal  Investment  Strategies,"
"Principal  Risks" and  "Investment  Policies  and  Management  Practices."  The
following is a description of certain additional risk factors related to various securities,  instruments  and  techniques.  The risks so described only apply to those Funds which may invest in such  securities  and  instruments  or which use such  techniques.  Also  included  is a  general  description  of  some  of  the investment instruments,  techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods.  Although a Fund may employ the  techniques,  instruments  and  methods described below,  consistent with its investment  objective and policies and any applicable law, no Fund will be required to do so.

GENERAL RISK FACTORS -- The NAV of each of  Diversified  Income,  High Yield and
Income  Opportunity Funds is expected to fluctuate,  reflecting  fluctuations in the  market  value  of its  portfolio  positions.  The  value  of  fixed  income securities held by the Funds generally  fluctuates  inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest  rates fall.  Longer term bonds held by the Funds are subject to greater  interest rate risk. There is no assurance that any Fund will achieve its investment objective.

REPURCHASE  AGREEMENTS,  REVERSE REPURCHASE  AGREEMENTS AND ROLL TRANSACTIONS --
Each of the Funds may enter into repurchase  agreements.  Repurchase  agreements are  transactions  in which the  purchaser  buys a debt  security from a bank or recognized securities dealer and simultaneously  commits to resell that security to the bank or dealer at an agreed upon price,  date and market rate of interest unrelated to the coupon rate or maturity of the purchased  security.  Repurchase agreements  are  considered  to be  loans  which  must be  fully  collateralized including  interest  earned thereon during the entire term of the agreement.  If the  institution  defaults  on the  repurchase  agreement,  the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller,  realization  on the  collateral  by the Fund may be delayed or limited and the Fund may incur  additional  costs.  In such case, the
Fund will be subject to risks  associated  with  changes in market  value of the collateral securities. The Fund intends to enter into repurchase agreements only with  banks  and  broker/dealers  believed  to  present  minimal  credit  risks.
Accordingly,  the Funds  will  enter into  repurchase  agreements  only with (a)
brokers  having  total  capitalization  of at least $40  million  and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital  equal to 6% of  aggregate  debit  balances,  or (b) banks having at least $1 billion  in assets  and a net worth of at least $100  million as of its most recent annual report.  In addition,  the aggregate  repurchase price of all repurchase  agreements  held by the Fund with any broker shall not exceed 15% of the total assets of the Fund or $5 million, whichever is greater.

Each of the High Yield,  Income  Opportunity,  and Diversified  Income Funds may
also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Under a reverse repurchase agreement, the
Fund would sell securities and agree to repurchase them at a particular price at a future date.  Reverse  repurchase  agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities  under a reverse  repurchase  agreement  files for bankruptcy  or becomes  insolvent,  such buyer or its  trustee or  receiver  may receive  an  extension  of time to  determine  whether  to  enforce  the  Fund's obligation to repurchase the  securities,  and the Fund's use of the proceeds of the reverse  repurchase  agreement may  effectively  be restricted  pending such decision.

Each of the High Yield and Diversified  Income Funds also may enter into "dollar rolls," in which the Fund sells  fixed  income  securities  for  delivery in the current month and simultaneously  contracts to repurchase  substantially similar
(same type,  coupon and maturity)  securities on a specified future date. During the roll period,  the Fund would  forego  principal  and  interest  paid on such securities.  The Fund would be compensated by the difference between the current sales price and the  forward  price for the future  purchase,  as well as by the interest  earned  on the cash  proceeds  of the  initial  sale.  The  Fund  will segregate  cash or  liquid  securities  in an  amount  sufficient  to cover  its obligation under "roll" transactions and reverse repurchase  agreements.  Assets may be segregated with the Fund's custodian or on the Fund's books.

BORROWING  -- Each of the Funds  may  borrow  money  from  banks as a  temporary measure for emergency purposes, or to facilitate redemption requests.

From time to time, it may be  advantageous  for the Funds to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, the Funds may borrow from banks and Diversified Income Fund, High Yield Fund and
Income  Opportunity  Fund may borrow through reverse  repurchase  agreements and
"roll"  transactions,  in connection with meeting requests for the redemption of
Fund shares.  As an operating policy,  each Fund, except the Income  Opportunity
Fund,  may borrow up to 10% of total Fund assets.  In addition to this operating policy,  Cash Fund may not purchase  securities  while borrowings equal to 5% of its total assets are outstanding.  The Income Opportunity Fund may borrow to the full extent permitted under applicable laws and regulations.  To the extent that a Fund purchases  securities  while it has outstanding  borrowings,  it is using leverage,  i.e. using borrowed funds for investment.  Leveraging will exaggerate the effect on NAV of any  increase or  decrease in the market  value of a Fund's portfolio.  Money borrowed for leveraging will be subject to interest costs that may or may not be  recovered  by any  interest  or  appreciation  earned  on the securities  purchased;  in certain  cases,  interest costs may exceed the return received on the  securities  purchased.  A Fund also may be required to maintain minimum  average  balances  in  connection  with  such  borrowing  or  to  pay a commitment  or  other  fee to  maintain  a  line  of  credit;  either  of  these requirements would increase the cost of borrowing over the stated interest rate.
It is not  expected  that  Cash  Fund  would  purchase  securities  while it had borrowings outstanding.

LENDING OF PORTFOLIO SECURITIES -- For the purpose of generating income, certain of the Funds may make  secured  loans of Fund  securities  amounting to not more than 33 1/3% of its total assets.  Securities loans are made to  broker/dealers, institutional  investors, or other persons pursuant to agreements requiring that the loans be  continuously  secured by collateral at least equal at all times to the value of the  securities  loaned  marked to  market  on a daily  basis.  The collateral received will consist of cash, U.S. Government securities, letters of credit  or such  other  collateral  as may be  permitted  under  its  investment program.  While the  securities  are being  loaned,  the Fund will  continue  to receive the  equivalent  of the interest or dividends  paid by the issuer on the securities,  as well as interest on the  investment  of the  collateral or a fee from  the  borrower.  The  Fund has a right to call  each  loan and  obtain  the securities  on five  business  days' notice or, in  connection  with  securities trading on foreign  markets,  within such longer period of time which  coincides with the normal  settlement period for purchases and sales of such securities in such foreign markets.  The Fund will not have the right to vote securities while they are being loaned,  but it will call a loan in anticipation of any important vote. The risks in lending  portfolio  securities,  as with other  extensions of secured credit,  consist of possible delay in receiving additional collateral or in the recovery of the  securities or possible loss of rights in the  collateral should the borrower fail financially.  Loans will only be made to persons deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

GUARANTEED  INVESTMENT  CONTRACTS ("GICs") -- Certain of the Funds may invest in
GICs.  When  investing in GICs, the Fund makes cash  contributions  to a deposit fund of an insurance  company's  general  account.  The  insurance  company then credits  guaranteed  interest to the deposit fund on a monthly  basis.  The GICs provide that this  guaranteed  interest will not be less than a certain  minimum rate.  The  insurance  company  may assess  periodic  charges  against a GIC for expenses  and service  costs  allocable  to it, and the charges will be deducted from the value of the deposit fund.  Cash Fund may invest only in GICs that have received the  requisite  ratings by one or more  NRSROs.  Because a Fund may not receive  the  principal  amount of a GIC from the  insurance  company on 7 days'
notice or less,  the GIC is considered an illiquid  investment.  In  determining average  portfolio  maturity,  GICs  generally will be deemed to have a maturity equal  to the  period  of time  remaining  until  the next  readjustment  of the guaranteed interest rate.

RESTRICTED  SECURITIES  (RULE 144A  SECURITIES)  -- The Funds may invest in Rule
144A  Securities.  Rule 144A  permits  the  resale to  "qualified  institutional buyers" of "restricted securities" that, when issued, were not of the same class as  securities  listed on a U.S.  securities  exchange or quoted in the National
Association  of Securities  Dealers  Automated  Quotation  System.  A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate  owns and invests on a  discretionary  basis at least $100 million in securities of issuers not affiliated with the  institution.  A dealer registered  under the  Securities  Exchange  Act of 1934 (the  "Exchange  Act"),
acting for its own  account or the  accounts  of other  qualified  institutional buyers, that in the aggregate owns and invests on a discretionary basis at least
$10 million in  securities  of issuers not  affiliated  with the dealer may also qualify  as a  qualified  institutional  buyer,  as  well  as  an  Exchange  Act registered  dealer  acting in a riskless  principal  transaction  on behalf of a qualified institutional buyer.

The Funds' Board of Directors is responsible  for  developing  and  establishing guidelines and procedures for determining the liquidity of Rule 144A Securities.
As  permitted  by  Rule  144A,   the  Board  of  Directors  has  delegated  this
responsibility to the Investment Manager. In making the determination  regarding the  liquidity of Rule 144A  Securities,  the  Investment  Manager will consider trading markets for the specific  security taking into account the  unregistered nature  of a Rule  144A  security.  In  addition,  the  Investment  Manager  may consider:  (1) the frequency of trades and quotes; (2) the number of dealers and potential  purchasers;  (3) dealer  undertakings  to make a market;  and (4) the nature of the security and of the market place trades (e.g.,  the time needed to dispose of the security,  the method of  soliciting  offers and the mechanics of transfer). Investing in Rule 144A Securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified  institutional buyers become  uninterested,  for a time, in purchasing these securities.

Certain  of the  Funds  also may  purchase  restricted  securities  that are not eligible for resale pursuant to Rule 144A. The Funds may acquire such securities through  private  placement  transactions,  directly  from  the  issuer  or from security  holders,  generally  at higher  yields or on terms more  favorable  to investors than comparable publicly traded securities.  However, the restrictions on resale of such  securities  may make it difficult  for the Fund to dispose of such  securities at the time considered  most  advantageous,  and/or may involve expenses that would not be incurred in the sale of  securities  that were freely marketable.  Risks associated with restricted  securities  include the potential obligation  to pay all or part of the  registration  expenses  in  order to sell certain restricted securities.  A considerable period of time may elapse between the  time of the  decision  to sell a  security  and the  time  the  Fund may be permitted to sell it under an effective  registration  statement.  If,  during a period, adverse conditions were to develop, a Fund might obtain a less favorable price than prevailing when it decided to sell.

RISKS ASSOCIATED WITH LOWER-RATED DEBT SECURITIES (JUNK BONDS) -- Certain of the
Funds may invest in higher  yielding debt securities in the lower rating (higher risk)  categories of the recognized  rating  services  (commonly  referred to as
"junk  bonds").  Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody's,  is regarded,  on balance,  as predominantly  speculative with respect  to the  issuer's  capacity  to pay  interest  and  repay  principal  in accordance  with the terms of the  obligation.  For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation.  For Moody's,  Ba indicates  the  lowest  degree  of  speculation  and C  the  highest  degree  of speculation.  While  such debt will  likely  have some  quality  and  protective characteristics,  these are  outweighed  by large  uncertainties  or major  risk exposures  to adverse  conditions.  Similarly,  debt rated Ba or BB and below is regarded by the relevant rating agency as  speculative.  Debt rated C by Moody's or S&P is the lowest  quality  debt that is not in default  as to  principal  or interest  and such  issues so rated can be  regarded  as having  extremely  poor prospects of ever attaining any real  investment  standing.  Such securities are also  generally  considered  to be subject to greater  risk than higher  quality securities  with  regard to a  deterioration  of  general  economic  conditions.
Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality.  Rating agencies attempt to evaluate the safety of principal  and interest  payments and do not evaluate the risks of fluctuations  in market  value.  Also,  rating  agencies may fail to make timely changes in credit quality in response to subsequent  events, so that an issuer's current financial condition may be better or worse than a rating indicates.

The market value of lower  quality debt  securities  tend to reflect  individual developments  of  the  issuer  to  a  greater  extent  than  do  higher  quality securities,  which react  primarily  to  fluctuations  in the  general  level of interest  rates.  In addition,  lower  quality debt  securities  tend to be more sensitive to economic  conditions and generally  have more volatile  prices than higher quality securities.  Issuers of lower quality securities are often highly leveraged  and may not  have  available  to them  more  traditional  methods  of financing.  For example,  during an economic  downturn or a sustained  period of rising interest rates,  highly leveraged issuers of lower quality securities may experience  financial  stress.  During such  periods,  such issuers may not have sufficient  revenues to meet their interest  payment  obligations.  The issuer's ability  to service  its debt  obligations  may also be  adversely  affected  by specific  developments  affecting the issuer,  such as the issuer's inability to meet specific  projected  business forecasts or the unavailability of additional financing.  Similarly,  certain  emerging  market  governments  that issue lower quality  debt  securities  are among the largest  debtors to  commercial  banks, foreign  governments and supranational  organizations such as the World Bank and may not be able or willing to make principal and/or interest  repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the  holders  of  lower  quality  securities  because  such  securities  are generally unsecured and are often subordinated to other creditors of the issuer.

Lower  quality debt  securities  of corporate  issuers  frequently  have call or buy-back  features  which  would  permit  an issuer  to call or  repurchase  the security from the Fund. If an issuer  exercises these  provisions in a declining interest  rate market,  the Fund may have to replace the  security  with a lower yielding security,  resulting in a decreased return for investors.  In addition, the Fund may have difficulty disposing of lower quality securities because there may be a thin trading  market for such  securities.  There may be no established retail secondary market for many of these  securities,  and the Fund anticipates that  such  securities  could be sold only to a limited  number  of  dealers  or institutional  investors. The lack of a liquid secondary market also may have an adverse  impact  on  market  prices  of such  instruments  and may  make it more difficult  for the Fund to obtain  accurate  market  quotations  for purposes of valuing the securities in the portfolio of the Fund.

Adverse publicity and investor perceptions,  whether or not based on fundamental
analysis,   may  also  decrease  the  values  and  liquidity  of  lower  quality securities,  especially in a thinly traded  market.  The High Yield Fund and the
Income  Opportunity  Fund may acquire  lower quality debt  securities  during an initial underwriting or may acquire lower quality debt securities which are sold without  registration under applicable  securities laws. Such securities involve special considerations and risks.

Factors having an adverse  effect on the market value of lower rated  securities or their equivalents  purchased by a Fund will adversely impact NAV of the Fund.
In addition to the foregoing,  such factors may include:  (i) potential  adverse
publicity;   (ii)  heightened  sensitivity  to  general  economic  or  political conditions;  and (iii) the likely adverse impact of a major economic  recession.
The Fund also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings,  and the  Fund may  have  limited  legal  recourse  in the  event of a default.  Debt securities  issued by governments in emerging  markets can differ from debt obligations  issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government,  and legal recourse is therefore somewhat diminished.  Political conditions,  in terms of a government's willingness to meet the terms of its debt obligations,  also are of considerable  significance.  There  can be no  assurance  that  the  holders  of commercial  bank  debt  would  not  contest  payments  to the  holders  of  debt securities  issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

The Investment Manager will attempt to minimize the speculative risks associated with  investments in lower quality  securities  through  credit  analyses and by carefully  monitoring current trends in interest rates,  political  developments and other factors. Nonetheless, investors should carefully review the investment objectives  and policies of the Funds and consider  their  ability to assume the investment risks involved before making an investment in the Funds.

SENIOR LOANS -- The High Yield Fund and Income Opportunity Fund invest in Senior
Loans (i.e., senior secured floating rate corporate loans).

Senior Loans are loans made to  corporations.  In return,  the corporation  pays interest and principal to the lenders.  Senior Loans also include  participation interests in Senior Loans or assignments of Senior Loans. A Senior Loan in which a Fund may invest typically is structured by an agent bank acting on behalf of a group of lenders to whom the loan will be  syndicated.  The syndicate of lenders
often  consists  of  commercial  and  investment  banks,  thrift   institutions,
insurance  companies,  finance companies,  mutual funds and other  institutional investment vehicles or other financial institutions.  Typically,  the agent bank administers  the  Senior  Loan on  behalf  of all the  lenders.  This  lender is referred to as the agent bank.

A Fund may  invest  in a  Senior  Loan in one of two  ways.  It may  purchase  a participation interest or it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a  fractional  interest  in a  Senior  Loan.  A Fund may  acquire  participation interests from a lender or other holders of participation interests.  Holders of
participation   interests  are  referred  to  as  participants.   An  assignment
represents  a portion of a Senior Loan  previously  attributable  to a different lender.  Unlike a participation  interest, a Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

The  Funds  will not  originate  loans.  As such,  it will not be  buying in the
"primary" market. When a Fund purchases an existing assignment of a Senior Loan, or  purchases  a  participation  interest  in a  Senior  Loan,  it is said to be purchasing in the "secondary" market. Purchases of Senior Loans in the secondary market  may take  place at,  above,  or below  the par  value of a Senior  Loan.
Purchases  above  par will  effectively  reduce  the  amount of  interest  being received by a Fund  through the  amortization  of the  purchase  price  premium, whereas  purchases  below par will  effectively  increase the amount of interest being  received  by a  Fund  through  the  amortization  of the  purchase  price discount.  The  Funds  may be  able to  invest  in  Senior  Loans  only  through participation  interests or  assignments  at certain  times when reduced  direct investment opportunities in Senior Loans may exist.

If a Fund  purchases an assignment  from a lender,  the Fund will generally have direct contractual  rights against the borrower in favor of the lenders.  On the other hand, if a Fund purchases a participation interest either from a lender or a participant,  the Fund typically  will have  established a direct  contractual relationship  with the seller of the  participation  interest,  but not with the borrower.  Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation  interest to the Fund, in addition to the usual  credit risk of the  borrower.  Therefore,  when a Fund  invests in Senior
Loans through the purchase of participation interests, the Investment Manager or the Fund's sub-adviser must consider the  creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

Typically,  Senior  Loans  are  secured  by  collateral  that,  at the  time  of origination, has a fair market value at least equal to the amount of such Senior
Loan. The Investment Manager or the Fund's sub-adviser  generally will determine the value of the collateral by customary valuation  techniques that it considers appropriate. However, the value of the collateral may decline following a Fund's investment.  Also, collateral may be difficult to sell and there are other risks which may cause the  collateral  to be  insufficient  in the event of a default.
Consequently,  a Fund might not receive  payments to which it is  entitled.  The collateral  may  consist  of  various  types of  assets or  interests  including intangible  assets.  It may include  working  capital  assets,  such as accounts receivable  or  inventory,  or tangible  fixed  assets,  such as real  property, buildings and equipment.  It may include intangible assets,  such as trademarks,
copyrights   and  patent  rights,   or  security   interests  in  securities  of
subsidiaries  or  affiliates.  The  borrower's  owners  may  provide  additional collateral,  typically by pledging their  ownership  interest in the Borrower as collateral  for the loan.  The  borrower  under a Senior  Loan must  comply with various restrictive covenants contained in any Senior Loan agreement between the borrower and the syndicate of lenders.  A  restrictive  covenant is a promise by the borrower to not take  certain  action that may impair the rights of lenders.
These covenants,  in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions
to  shareholders,   provisions  requiring  the  borrower  to  maintain  specific financial  ratios or  relationships  and limits on total debt.  In  addition,  a covenant may require the borrower to prepay the Senior Loan with any excess cash flow.  Excess cash flow  generally  includes net cash flow after  scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset  dispositions  or sales of securities.  A breach of a covenant  (after  giving  effect to any cure period) in a Senior Loan  agreement which is not waived by the agent bank and the lending  syndicate  normally is an event of  acceleration.  This  means that the agent bank has the right to demand immediate repayment in full of the outstanding Senior Loan.

A Fund will  make an  investment  in a Senior  Loan  only  after the  Investment
Manager or the Fund's sub-adviser determines that the investment is suitable for the Fund based on an independent credit analysis. Generally, this means that the
Investment  Manager or the  sub-adviser  has determined that the likelihood that the corporation will meet its obligations is acceptable.

The rate of interest payable on Senior Loans is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are the
London Interbank Offered Rate ("LIBOR"),  the interest rate quoted by major U.S.
money  center  commercial  banks at which  such  banks are  willing to lend U.S.
dollars to their most creditworthy borrowers, as quoted daily in the Wall Street
Journal  (Prime Rate),  the  certificate of deposit ("CD") rate, or another base lending rate used by commercial  lenders.  The interest rate on Prime Rate-based
Senior Loans floats daily as the Prime Rate changes,  while the interest rate on
LIBOR-based Senior Loans is reset periodically, typically between 30 days and 90 days.  Certain of the Senior Loans in which the Funds will invest may permit the borrower to select an interest rate reset period of up to one year. A portion of a Fund's investments may consist of loans with interest rates that are fixed for the term of the loan. Investment in Senior Loans with longer interest rate reset periods or loans with fixed interest rates may increase fluctuations in a Fund's net asset value as a result of changes in interest  rates.  However,  a Fund may attempt to hedge its fixed rate loans  against  interest  rate  fluctuations  by entering into interest rate swap or other derivative transactions.

CONVERTIBLE  SECURITIES  AND WARRANTS -- Certain of the Funds may invest in debt or preferred  equity  securities  convertible  into or  exchangeable  for equity
securities.  Traditionally,   convertible  securities  have  paid  dividends  or
interest  at rates  higher  than  common  stocks but lower  than  nonconvertible securities.  They generally  participate in the  appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years,  convertibles  have been  developed  which combine higher or lower current  income with options and other  features.  Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS -- Certain of
the Funds may invest in mortgage-backed  securities  (MBSs),  including mortgage pass-through  securities and collateralized  mortgage  obligations  (CMOs). MBSs include certain  securities issued or guaranteed by the United States Government or one of its agencies or  instrumentalities,  such as the  Government  National
Mortgage  Association (GNMA),  Federal National Mortgage  Association (FNMA), or
Federal Home Loan Mortgage  Corporation  (FHLMC);  securities  issued by private issuers that represent an interest in or are  collateralized by  mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities;  and securities  issued by private  issuers that represent an interest in or are  collateralized  by mortgage  loans. A mortgage  pass-through security  is a pro rata  interest  in a pool of  mortgages  where  the cash flow generated from the mortgage collateral is passed through to the security holder.
CMOs are  obligations  fully  collateralized  by a  portfolio  of  mortgages  or mortgage-related securities. Certain of the Funds may invest in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only"
(IO) and "principal-only"  (PO) bonds, the market values of which will generally be more  volatile  than the  market  values of most MBSs.  An  inverse  floating obligation is a derivative  adjustable  rate  security with interest  rates that adjust or vary inversely to changes in market interest rates. The term "residual interest"  bond is used  generally to describe  those  instruments in collateral pools,  such as CMOs,  which receive any excess cash flow  generated by the pool once all other  bondholders and expenses have been paid. IOs and POs are created by  separating  the  interest  and  principal  payments  generated  by a pool of mortgage-backed bonds to create two classes of securities.  Generally, one class receives  interest  only  payments  (IOs) and the  other  class  principal  only payments  (POs).  MBSs  have  been  referred  to as  "derivatives"  because  the performance of MBSs is dependent upon and derived from underlying securities.

CMOs may be issued in a variety of  classes  and the Funds may invest in several
CMO  classes,  including,  but not  limited to  Floaters,  Planned  Amortization
Classes (PACs), Scheduled Classes (SCHs), Sequential Pay Classes (SEQs), Support
Classes  (SUPs),  Target  Amortization  Classes  (TACs) and  Accrual  Classes (Z
Classes).  CMO classes vary in the rate and time at which they receive principal and interest  payments.  SEQs, also called plain vanilla,  clean pay, or current pay classes,  sequentially  receive principal payments from underlying  mortgage securities  when the principal on a previous class has been completely paid off.
During the months  prior to their  receipt of principal  payments,  SEQs receive interest  payments at the coupon rate on their  principal.  PACs are designed to produce a stable cash flow of principal payments over a predetermined  period of time.  PACs guard  against a certain level of  prepayment  risk by  distributing prepayments  to  SUPs,  also  called  companion  classes.  TACs  pay a  targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase,  the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs  because of PACs' lower risk.  Because  SUPs are  directly affected by the rate of prepayment of underlying mortgages,  SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate,  the average life of a SUP will vary.  SUPs,  therefore,  are  priced at a higher  yield than less volatile classes of CMOs. Z Classes do not receive payments,  including interest payments,  until certain  other classes are paid off. At that time,  the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically  (usually monthly) by adding a spread to a benchmark  index subject to a lifetime  maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

Investment in MBSs poses several risks, including prepayment,  market and credit risks.  Prepayment  risk  reflects  the chance that  borrowers  may prepay their mortgages faster than expected,  thereby affecting the investment's average life and perhaps its yield.  Borrowers are most likely to exercise  their  prepayment options  at a  time  when  it is  least  advantageous  to  investors,  generally prepaying  mortgages as interest  rates fall,  and slowing  payments as interest rates rise.  Certain  classes of CMOs may have priority over others with respect to the receipt of  prepayments  on the mortgages and the Fund may invest in CMOs which are subject to greater risk of prepayment as discussed above.  Market risk reflects the chance that the price of the security may fluctuate  over time. The price of MBSs may be particularly  sensitive to prevailing  interest rates,  the length of time the security is expected to be  outstanding  and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain  types of MBSs,  and a Fund invested in such  securities  wishing to sell them may find it difficult to find a buyer,  which may in turn decrease the price at which they may be sold.  Credit risk  reflects the chance that the Fund may not  receive  all or part of its  principal  because  the  issuer  or credit
enhancer  has  defaulted  on  its  obligations.   Obligations   issued  by  U.S.
Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA  certificates,  are supported by the full faith and credit of the U.S.  Treasury;  others are  supported  by the right of the issuer to borrow from the  Treasury;  others,  such as those of the FNMA,  are  supported  by the discretionary  authority  of  the  U.S.  Government  to  purchase  the  agency's
obligations;   still  others,   are   supported   only  by  the  credit  of  the
instrumentality.  Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way. The  performance  of private label
MBSs, issued by private institutions,  is based on the financial health of those institutions.

ASSET-BACKED SECURITIES -- Certain of the Funds may also invest in "asset-backed securities."  These include secured debt instruments backed by automobile loans, credit card loans, home equity loans,  manufactured housing loans, Senior Loans, and other types of debt  providing  the source of both  principal  and interest.
Asset-backed  securities are subject to risks similar to those  discussed  above with respect to MBSs.

REAL ESTATE  SECURITIES -- Certain of the Funds may invest in equity  securities of real  estate  investment  trusts  ("REITs")  and other real  estate  industry companies or companies with substantial  real estate  investments and therefore, these Funds may be subject to certain risks  associated with direct ownership of real estate and with the real estate  industry in general.  These risks include, among others:  possible  declines in the value of real estate;  possible lack of availability of mortgage funds; extended vacancies of properties;  risks related
to  general  and  local   economic   conditions;   overbuilding;   increases  in
competition,  property  taxes and  operating  expenses;  changes in zoning laws;
costs resulting from the clean-up of, and liability to third parties for damages
resulting  from,  environmental  problems;   casualty  or  condemnation  losses;
uninsured  damages  from  floods,   earthquakes  or  other  natural   disasters;
limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment  vehicles which invest primarily in income producing real estate or real  estate  related  loans or  interests.  REITs are  generally classified as equity REITs,  mortgage REITs or hybrid REITs. Equity REITs invest the  majority  of their  assets  directly  in real  property  and derive  income primarily  from the collection of rents.  Equity REITs can also realize  capital gains by selling  properties  that have  appreciated  in value.  Mortgage  REITs invest the majority of their assets in real estate  mortgages  and derive income from the  collection  of  interest  payments.  REITs  are not  taxed  on  income distributed to  shareholders  provided they comply with several  requirements of the  Internal  Revenue  Code,  as amended  (the  "Code").  Certain  REITs may be self-liquidating  in that a specific  term of  existence  is provided for in the trust  document.  Such  trusts run the risk of  liquidating  at an  economically inopportune time.

WHEN-ISSUED  AND  FORWARD  COMMITMENT  SECURITIES  --  Certain  of the Funds may
purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest  rates and prices.  The price,  which is  generally  expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities  take place at a later date.  When-issued  securities and forward commitments  may be sold prior to the settlement  date, but the Funds will enter into  when-issued  and forward  commitments  only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities  which have been purchased  pursuant to a forward  commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued  security prior to its acquisition or disposes of its right to  deliver or receive  against a forward  commitment,  it may incur a gain or loss. At the time a Fund enters into a transaction  on a when-issued  or forward  commitment  basis, it will segregate cash or liquid securities equal to the value of the  when-issued or forward  commitment  securities.  Assets may be segregated with a Fund's  custodian or on the Fund's books and will be marked to market daily.  There is a risk that the securities may not be delivered and that the Fund may incur a loss.

OPTIONS AND FUTURES STRATEGIES --

WRITING  (SELLING)  COVERED CALL OPTIONS.  Certain of the Funds may write (sell)
covered  call  options.  Covered  call  options  generally  will be  written  on securities and currencies  which,  in the opinion of the Investment  Manager are not  expected to make any major  price moves in the near future but which,  over the long term, are deemed to be attractive investments.

A call  option  gives the holder  (buyer)  the right to  purchase a security  or currency at a specified  price (the exercise  price) at any time until a certain date (the  expiration  date).  So long as the obligation of the writer of a call option  continues,  the  writer  may  be  assigned  an  exercise  notice  by the broker/dealer  through  whom such option was sold,  requiring  it to deliver the underlying  security or currency  against  payment of the exercise  price.  This obligation  terminates  upon the expiration of the call option,  or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously  sold.  Writing covered call options is less risky than writing uncovered or "naked" options, which the Funds will not do.

Portfolio  securities  on which call  options may be written  will be  purchased solely on the basis of  investment  considerations  consistent  with that Fund's investment  objectives.  When writing a covered call option,  the Fund in return for the premium gives up the opportunity for profit from a price increase in the underlying  security  above the  exercise  price,  and  retains the risk of loss should the price of the security  decline.  Unlike one who owns  securities  not subject to an option, a Fund has no control over when it may be required to sell the underlying  securities,  since the option may be exercised at any time prior to the option's  expiration.  If a call option which a Fund has written expires, the Fund will  realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market value of the underlying security during the option period.  If the call option is exercised,  a Fund will realize a gain or loss from the sale of the underlying security.

The  premium  which a Fund  receives  for  writing  a call  option  is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the  underlying  security,  the  relationship  of the exercise  price to such market price, the historical price  volatility of the underlying  security,  and the length of the option period. In determining whether a particular call option should be written on a particular security, the Investment Manager will consider the  reasonableness of the anticipated  premium and the likelihood that a liquid secondary  market will exist for those options.  The premium  received by a Fund for writing  covered  call options will be recorded as a liability in the Fund's statement of assets and  liabilities.  This  liability will be adjusted daily to the option's  current market value,  which will be the latest sales price at the time  which the NAV per share of the Fund is  computed  at the close of  regular trading  on the  NYSE  (currently,  3:00  p.m.  Central  time,  unless  weather, equipment  failure or other factors  contribute to an earlier closing time), or, in the absence of such sale,  the latest  asked  price.  The  liability  will be extinguished upon expiration of the option,  the purchase of an identical option in a closing  transaction,  or  delivery  of the  underlying  security  upon the exercise of the option.

Closing  transactions  will be  effected  in order  to  realize  a profit  on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore,  effecting a closing transaction  will permit a Fund to write  another call option on the  underlying security with either a different exercise price, expiration date or both. If the
Fund desires to sell a particular  security  from its  portfolio on which it has written a call  option,  or  purchased  a put  option,  it will seek to effect a closing  transaction  prior to, or concurrently  with, the sale of the security.
There  is no  assurance  that  the  Fund  will be able to  effect  such  closing transactions  at  favorable  prices.  If  the  Fund  cannot  enter  into  such a transaction,  it may be required to hold a security that it might otherwise have sold,  in which case it would  continue to be at market risk with respect to the security.

The Fund will pay  transaction  costs in connection  with the writing of options and in entering into closing purchase  contracts.  Transaction costs relating to options  activity  normally are higher than those  applicable  to purchases  and sales of portfolio securities.

Call options  written by the Fund  normally will have  expiration  dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying  securities at the time the options are written. From time to time, the Fund may purchase an underlying  security for delivery in accordance  with the exercise of an option, rather  than  delivering  such  security  from  its  portfolio.  In such  cases, additional costs will be incurred.

The Fund will realize a profit or loss from a closing  purchase  transaction  if the cost of the  transaction  is less or more,  respectively,  than the  premium received from the writing of the option.  Because  increases in the market price of a call option  generally  will  reflect  increases in the market price of the underlying security,  any loss resulting from the repurchase of a call option is likely  to be  offset  in whole  or in part by  appreciation  of the  underlying security owned by the Fund.

PURCHASING CALL OPTIONS.  Certain Funds may purchase call options. As the holder of a call  option,  the Fund would  have the right to  purchase  the  underlying security at the exercise  price at any time during the option  period.  The Fund may enter into closing sale transactions with respect to such options,  exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security for its portfolio. Utilized in this fashion,  the  purchase  of call  options  would  enable the Fund to acquire the security at the  exercise  price of the call option  plus the premium  paid.  At times,  the net cost of  acquiring  the security in this manner may be less than the cost of acquiring the security  directly.  This technique also may be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct  market  purchases.  So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any  unexpected  decline in the market price of the  underlying  security and in such event could  allow the call option to expire,  incurring a loss only to the extent of the premium paid for the option.

The Fund also may purchase  call  options on  underlying  securities  it owns in order to protect  unrealized gains on call options  previously  written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase  transaction.  Call options  also may be  purchased  at times to avoid  realizing  losses that would result in a reduction of the Fund's current  return.  For example,  the Fund has written a call option on an underlying  security  having a current  market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option  written by the
Fund and the  realization  of a loss on the  underlying  security  with the same exercise price and expiration date as the option previously written.

Aggregate  premiums  paid for put and call  options  will not  exceed  5% of the
Fund's total assets at the time of purchase.

WRITING  (SELLING)  COVERED PUT OPTIONS.  Certain of the Funds may write covered put options.  A put option gives the  purchaser of the option the right to sell, and the writer  (seller) the obligation to buy, the  underlying  security at the exercise price during the option period. The option may be exercised at any time prior to its expiration  date.  The operation of put options in other  respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund would write put options only on a covered  basis,  which means that the
Fund would either (i) set aside cash or liquid  securities in an amount not less than the exercise  price at all times while the put option is  outstanding  (the rules of the Options Clearing Corporation  currently require that such assets be deposited in escrow to secure  payment of the exercise  price),  (ii) sell short the  security  underlying  the put  option at the same or higher  price than the exercise  price  of the put  option,  or (iii)  purchase  a put  option,  if the exercise  price of the  purchased  put  option  is the same or  higher  than the exercise  price of the put option  sold by the Fund.  The Fund  generally  would write covered put options in circumstances  where the Investment  Manager wishes to purchase the  underlying  security for the Fund's  portfolio at a price lower than the current  market price of the  security.  In such event,  the Fund would write a put option at an exercise price which,  reduced by the premium  received on the option,  reflects  the lower  price it is willing to pay.  Since the Fund also would receive interest on debt securities  maintained to cover the exercise price of the option,  this  technique  could be used to enhance  current  return during periods of market  uncertainty.  The risk in such a transaction  would be that the  market  price of the  underlying  security  would  decline  below  the exercise price less the premiums received.

PURCHASING  PUT OPTIONS.  Certain of the Funds may purchase put options.  As the holder of a put  option,  the Fund would  have the right to sell the  underlying security at the exercise  price at any time during the option  period.  The Fund may enter into closing sale transactions with respect to such options,  exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security  ("protective put")
owned  by the  Fund as a  hedging  technique  in order  to  protect  against  an anticipated  decline  in the value of the  security.  Such hedge  protection  is provided  only during the life of the put option when the Fund, as the holder of the put option,  is able to sell the  underlying  security  at the put  exercise price regardless of any decline in the underlying  security's  market price. For example,  a  put  option  may  be  purchased  in  order  to  protect  unrealized appreciation  of a security  when the  Investment  Manager deems it desirable to continue to hold the security  because of tax  considerations.  The premium paid for the put option and any  transaction  costs  would  reduce any  capital  gain otherwise available for distribution when the security eventually is sold.

Certain Funds also may purchase put options at a time when the Fund does not own the  underlying  security.  By purchasing  put options on a security it does not own,  the Fund  seeks to  benefit  from a  decline  in the  market  price of the underlying security.  If the put option is not sold when it has remaining value, and if the market price of the underlying  security  remains equal to or greater than the exercise  price  during the life of the put option,  the Fund will lose its entire  investment  in the put  option.  In order for the  purchase of a put option to be  profitable,  the  market  price of the  underlying  security  must decline  sufficiently  below  the  exercise  price  to  cover  the  premium  and transaction cost, unless the put option is sold in a closing sale transaction.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in the  Fund's  statement  of assets and  liabilities.  This asset will be adjusted daily to the option's  current  market value,  which will be the latest sale  price at the time at which  the net  asset  value per share of the Fund is computed  (at the close of regular  trading on the NYSE),  or, in the absence of such sale, the latest bid price. The asset will be extinguished  upon expiration of the option, the writing of an identical option in a closing  transaction,  or the delivery of the underlying security upon the exercise of the option.

INTEREST  RATE FUTURES  CONTRACTS.  Certain  Funds may enter into  interest rate futures contracts  ("Futures" or "Futures Contracts") as a hedge against changes in prevailing  levels of interest  rates.  A Fund's hedging may include sales of
Futures as an offset against the effect of expected increases in interest rates, and purchases of Futures as an offset against the effect of expected declines in interest rates.

The Funds will not enter into Futures  Contracts for  speculation  and will only enter into Futures  Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying  financial  instrument.  The principal interest rate exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile  Exchange.  Futures exchanges and trading are regulated under the Commodity  Exchange Act by the Commodity Futures
Trading  Commission  ("CFTC").  Futures  are  exchanged  in London at the London
International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to interest rate fluctuations,  the Fund may be able to hedge  exposure  more  effectively  and at a lower  cost  through  using
Futures Contracts.

Pursuant  to claims  for  exemption  filed with the CFTC"  and/or  the  National
Futures Association on behalf of the Funds and the Investment Manager, the Funds and the Investment Manager are not deemed to be a "commodity pool" or "commodity pool  operator"  under  the  Commodity  Exchange  Act  and are  not  subject  to registration  or regulation as such under the Commodity  Exchange Act. By virtue of changes to CFTC  regulations,  the  substantive  limitations set forth in the
Funds'  exemption  filing with respect to their use of futures  contracts are no longer applicable.

A Futures  Contract  provides  for the future sale by one party and  purchase by another party of a specified  amount of a specific  financial  instrument  (debt security) for a specified price at a designated date, time and place.  Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

Although Futures Contracts  typically require future delivery of and payment for financial  instruments,  Futures  Contracts  usually  are  closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale,  respectively, for the same aggregate amount of the identical financial instrument and the same delivery date. If the  offsetting  purchase price is less than the original sale price,  the Fund  realizes  a gain;  if it is more,  the Fund  realizes  a loss.
Conversely,  if the  offsetting  sale price is more than the  original  purchase price,  the Fund realizes a gain; if it is less,  the Fund realizes a loss.  The transaction costs also must be included in these  calculations.  There can be no assurance,  however,  that the Fund  will be able to  enter  into an  offsetting transaction with respect to a particular  Futures Contract at a particular time.
If the Fund is not able to enter into an offsetting  transaction,  the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Persons who trade in Futures  Contracts  may be broadly  classified as "hedgers"
and "speculators."  Hedgers, such as the Funds, whose business activity involves investment  or other  commitment in  securities  or other  obligations,  use the
Futures markets primarily to offset unfavorable  changes in value that may occur because of fluctuations  in the value of the securities and obligations  held or expected to be acquired by them.  Debtors and other  obligors also may hedge the interest cost of their obligations.  The speculator,  like the hedger, generally expects  neither to deliver nor to receive the financial  instrument  underlying the Futures Contract,  but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates.

The Fund's Futures  transactions  will be entered into for  traditional  hedging purposes;  that is, Futures  Contracts will be sold to protect against a decline in the price of  securities  that the Fund owns,  or Futures  Contracts  will be purchased to protect the Fund against an increase in the price of  securities it has committed to purchase or expects to purchase.

"Margin"  with respect to Futures  Contracts is the amount of funds that must be deposited by the Fund, in a segregated  account with the Fund's broker, in order to initiate Futures trading and to maintain the Fund's open positions in Futures
Contracts.  A Fund may also deposit margin with a futures  commission  merchant, rather  than  with its  custodian,  in  accordance  with  Rule  17f-6  under the
Investment  Company  Act. A margin  deposit  made when the  Futures  Contract is entered into ("initial  margin") is intended to assure the Fund's performance of the Futures Contract.  The margin required for a particular  Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly  from time to time by the exchange  during the term of the Futures
Contract.  Futures Contracts  customarily are purchased and sold on margins that may range  upward from less than 5% of the value of the Futures  Contract  being traded.

If the price of an open Futures  Contract  changes (by increase in the case of a sale or by decrease  in the case of a purchase)  so that the loss on the Futures
Contract  reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation").  If the value of a position  increases  because of favorable  price changes in the Futures  Contract so that the margin deposit exceeds the required margin,  however, the broker will pay the excess to the Fund. In computing daily
NAV,  the Fund  will  mark to  market  the  current  value  of its open  Futures
Contracts. The Fund expects to earn interest income on its margin deposits.

VOLATILITY  AND LEVERAGE.  The prices of Futures  Contracts are volatile and are influenced,  among other things,  by actual and anticipated  changes in interest rates,  which in turn are affected by fiscal and monetary  policies and national and international political and economic events.

There is a risk of imperfect  correlation  between  changes in prices of Futures
Contracts and prices of the securities in the Fund's portfolio being hedged. The degree of  imperfection  of  correlation  depends  upon  circumstances  such as:
variations in  speculative  market  demand for Futures and for debt  securities, including technical  influences in Futures trading;  and differences between the financial  instruments being hedged and the instruments  underlying the standard
Futures Contracts  available for trading,  with respect to interest rate levels, maturities,  and  creditworthiness of issuers. A decision of whether,  when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful  to some degree because of unexpected  market  behavior or interest rate trends.

Because  of the low  margin  deposits  required,  Futures  trading  involves  an extremely  high  degree of  leverage.  As a result,  a  relatively  small  price movement in a Futures Contract may result in immediate and substantial  loss, as well as gain, to the investor.  For example, if at the time of purchase,  10% of the value of the Futures  Contract is  deposited  as margin,  a  subsequent  10%
decrease in the value of the Futures  Contract  would  result in a total loss of the margin  deposit,  before any deduction  for the  transaction  costs,  if the account were then closed out. A 15%  decrease  would result in a loss of 150% of the original margin  deposit,  if the Contract were closed out. Thus, a purchase or sale of a Futures  Contract  may  result  in  losses in excess of the  amount invested  in the  Futures  Contract.  However,  the Fund  presumably  would have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Furthermore,  in the case of a Futures Contract purchase, in order to be certain that the Fund has sufficient  assets to satisfy its obligations  under a Futures
Contract, the Fund sets aside and commits to back the Futures Contract an amount of cash  and  liquid  securities  equal in  value  to the  current  value of the underlying instrument less margin deposit.

In the case of a Futures  contract sale, the Fund either will set aside amounts, as in the case of a Futures Contract purchase,  own the security  underlying the contract or hold a call option  permitting the Fund to purchase the same Futures
Contract  at a price no higher  than the  contract  price.  Assets used as cover cannot be sold while the position in the corresponding Futures Contract is open, unless they are replaced with similar assets.  As a result,  the commitment of a significant  portion  of the  Fund's  assets  to cover  could  impede  portfolio management or the Fund's  ability to meet  redemption  requests or other current obligations.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures
Contract  prices during a single  trading day. The daily limit  establishes  the maximum  amount that the price of a Futures  Contract may vary either up or down from the previous day's settlement  price at the end of a trading session.  Once the daily limit has been reached in a particular  type of Futures  Contract,  no trades may be made on that day at a price  beyond  that  limit.  The daily limit governs only price movement  during a particular  trading day and therefore does not limit  potential  losses,  because the limit may prevent the  liquidation of unfavorable  positions.  Futures Contract prices  occasionally have moved to the daily  limit for  several  consecutive  trading  days with little or no trading, thereby  preventing prompt  liquidation of Futures positions and subjecting some
Futures traders to substantial losses.

OPTIONS  ON FUTURES  CONTRACTS.  Options on  Futures  Contracts  are  similar to options  on  securities  except  that  options  on  Futures  Contracts  give the purchaser  the right,  in return for the premium paid, to assume a position in a
Futures  Contract (a long position if the option is a call and a short  position if the option is a put),  rather than to purchase or sell the Futures  Contract, at a specified exercise price at any time during the period of the option.  Upon exercise of the option,  the  delivery of the Futures  position by the writer of the option to the holder of the option  will be  accompanied  by delivery of the accumulated  balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract,  at exercise,  exceeds
(in the  case of a call) or is less  than  (in the  case of a put) the  exercise price of the option on the Futures  Contract.  If an option is  exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the  difference  between the exercise price of the  option  and the  closing  level of the  securities  or index upon which the
Futures  Contracts are based on the expiration  date.  Purchasers of options who fail to exercise  their  options prior to the exercise date suffer a loss of the premium paid.

As an  alternative to purchasing  call and put options on Futures,  the Fund may purchase  call and put options on the  underlying  securities  themselves.  Such options  would be used in a manner  identical  to the use of  options on Futures
Contracts.

To reduce or eliminate  the leverage  then employed by the Fund, or to reduce or eliminate the hedge  position then currently held by the Fund, the Fund may seek to  close  out an  option  position  by  selling  an  option  covering  the same securities or contract and having the same exercise price and  expiration  date.
Trading in options on Futures Contracts began relatively  recently.  The ability to  establish  and close out  positions  on such  options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

SWAPS,  CAPS,  FLOORS AND COLLARS -- The  Diversified  Income  Fund,  the Income
Opportunity  Fund and the High Yield Fund may enter into  interest  rate,  total return and index swaps. The High Yield Fund and the Income  Opportunity Fund may
also enter into the purchase or sale of related caps, floors and collars. A Fund usually  will enter into  interest  rate swaps on a net basis if the contract so provides,  that is, the two payment  streams are netted out in a cash settlement on the  payment  date or  dates  specified  in the  instrument,  with  the  Fund receiving  or  paying,  as the  case  may be,  only  the net  amount  of the two payments.  Inasmuch as swaps, caps, floors and collars are entered into for good faith hedging purposes,  the Funds and the Investment  Manager believe that they do  not  constitute  senior  securities  under  the  Investment  Company  Act if appropriately  covered  and,  thus,  will not treat  them as being  subject to a
Fund's borrowing restrictions.  A Fund will not enter into any swap, cap, floor, collar or other derivative  transaction unless, at the time of entering into the transaction,  the unsecured  long-term debt rating of the counterparty  combined with any  credit  enhancements  is rated at least A by  Moody's or S&P or has an equivalent rating from a nationally  recognized  statistical rating organization or is determined to be of equivalent  credit quality by the Investment  Manager.
If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transactions.  The swap market has grown substantially in recent  years,  with a large  number of banks and  investment  banking  firms
acting  both  as  principals   and  as  agents   utilizing   standardized   swap
documentation.  As a result, the swap market has become relatively liquid. Caps,
floors  and  collars  are  more  recent   innovations  for  which   standardized
documentation  has not yet been fully  developed and, for that reason,  they are less liquid than swaps.

INDEX-BASED  INVESTMENT  COMPANIES -- High Yield Fund may invest in a variety of investment  companies  or  vehicles  that  seek to  track  the  composition  and
performance  of  a  specific   index.   These   index-based   investments   hold
substantially  all of their assets in  securities  representing  their  specific index,  or a  specific  portion  of an  index.  Accordingly,  the  main  risk of investing  in  index-based  investment  companies  or  vehicles  is the  same as investing in a portfolio of securities  comprising the index.  The market prices of index-based investments will fluctuate in accordance with both changes in the market  value of their  underlying  portfolio  securities  and due to supply and demand  for  the  instruments  on  the  exchanges  on  which  they  are  traded.
Index-based  investments  may not  replicate  exactly the  performance  of their specified  index  because of  transaction  costs and  because  of the  temporary unavailability  of certain  component  securities of the index.  To the extent a
Fund invests in other  investment  companies or vehicles,  it will incur its pro rata share of the underlying  investment  companies' or vehicles'  expenses.  In addition,  a Fund will be subject  to the  effects of  business  and  regulatory developments  that affect an  underlying  investment  company or the  investment company industry generally.  The Fund's investment in shares of other investment companies  or vehicles  may not exceed  immediately  after  purchase  10% of the
Fund's  total  assets and no more than 5% of its total assets may be invested in the shares of any one investment company.

Examples of index-based  securities  include SPDRs (Standard & Poor's Depositary
Receipts), MidCap SPDRs, Select Sector SPDRs, DIAMONDS, and Nasdaq-100 Shares.

SPDRS are based on the Standard & Poor's 500 Composite  Stock Price Index.  They
are issued by the SPDR  Trust,  a unit  investment  trust  that holds  shares of substantially  all of the  companies in the S&P 500 Index in  substantially  the same  weighting  and seeks to closely track the price  performance  and dividend yield of the Index.

MidCap  SPDRs are based on the S&P  MidCap  400  Index.  They are  issued by the
MidCap SPDR Trust, a unit investment  trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in  substantially  the same  weighting  and  seeks to  closely  track  the price performance and dividend yield of the Index.

Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified  Select Sector Index within the Standard & Poor's
500 Composite Stock Price Index.  They are issued by The Select Sector Trust, an open-end  management  investment company with nine portfolios that each seeks to closely track the price  performance  and dividend yield of a particular  Select
Sector Index.

DIAMONDS are based on the Dow Jones Industrial  Average.  They are issued by the
DIAMONDS  Trust,  a unit  investment  trust  that holds a  portfolio  of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq - 100 Shares  are based on the  Nasdaq 100 Index.  They are issued by the
Nasdaq - 100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component  stocks of the Nasdaq - 100 Index and seeks to closely track the price performance and dividend yield of the Index.

EMERGING  COUNTRIES  -- Certain of the Funds may  invest in debt  securities  in emerging  markets.  Investing in  securities  in emerging  countries  may entail greater risks than investing in debt  securities in developed  countries.  These risks include (i) less social, political and economic stability;  (ii) the small current  size of the  markets  for  such  securities  and the  currently  low or nonexistent  volume  of  trading,  which  result in a lack of  liquidity  and in greater price volatility; (iii) certain national policies which may restrict the
Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and
(v) the absence of developed  structures governing private or foreign investment or allowing for judicial redress for injury to private property.

FOREIGN  INVESTMENT   RESTRICTIONS  --  Certain  countries  prohibit  or  impose substantial  restrictions on investments in their capital markets,  particularly their equity markets,  by foreign entities such as the Funds. As  illustrations, certain countries require governmental  approval prior to investments by foreign persons,  or limit the amount of investment  by foreign  persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of  certain  countries  may  restrict  investment  opportunities  in  issuers or industries deemed sensitive to national interests.  In addition,  some countries require governmental approval for the repatriation of investment income, capital or the  proceeds  of  securities  sales by  foreign  investors.  A Fund could be
adversely   affected  by  delays  in,  or  a  refusal  to  grant,  any  required governmental  approval for repatriation,  as well as by the application to it of other restrictions on investments.

POLITICAL AND ECONOMIC  RISKS -- Investing in  securities of non-U.S.  companies may  entail  additional  risks  due  to the  potential  political  and  economic
instability   of   certain   countries   and   the   risks   of   expropriation,
nationalization,  confiscation  or the  imposition  of  restrictions  on foreign investment  and on  repatriation  of  capital  invested.  In the  event  of such expropriation,  nationalization  or other  confiscation  by any country,  a Fund could lose its entire investment in any such country.

An investment  in a Fund which  invests in non-U.S.  companies is subject to the political and economic risks  associated  with  investments in foreign  markets.
Even though  opportunities  for  investment may exist in emerging  markets,  any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence  over  those  countries,  may halt the  expansion  of or  reverse  the
liberalization  of  foreign  investment   policies  now  occurring  and  thereby
eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large  quantities of real and personal  property  similar to the property  which will be  represented  by the  securities  purchased  by a Fund.  The  claims  of property owners against those governments were never finally settled.  There can be no assurance that any property  represented by securities purchased by a Fund will not also be expropriated,  nationalized,  or otherwise confiscated. If such confiscation  were to occur,  the Fund could lose a  substantial  portion of its investments  in such  countries.  The  Fund's  investments  would  similarly  be adversely affected by exchange control regulation in any of those countries.

RELIGIOUS AND ETHNIC INSTABILITY -- Certain countries in which a Fund may invest may have vocal  minorities  that  advocate  radical  religious or  revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities  foreign to such country and could cause the loss of the Fund's investment in those countries.

NON-UNIFORM  CORPORATE  DISCLOSURE  STANDARDS  AND  GOVERNMENTAL  REGULATION  --
Foreign  companies are subject to accounting,  auditing and financial  standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular,  the assets, liabilities and profits appearing on the  financial  statements  of such a company may not  reflect its  financial position or results of  operations  in the way they would be reflected  had such financial  statements been prepared in accordance with U.S.  generally  accepted accounting principles. Most of the foreign securities held by a Fund will not be registered  with the  Securities  and Exchange  Commission  or regulators of any foreign  country,  nor will the issuers thereof be subject to the Securities and
Exchange Commission's reporting requirements. Thus, there will be less available information  concerning  foreign  issuers of securities held by the Fund than is available  concerning U.S. issuers. In instances where the financial  statements of an issuer are not deemed to reflect accurately the financial situation of the issuer,  the  Investment  Manager  will take  appropriate  steps to evaluate the proposed  investment,  which  may  include  on-site  inspection  of the  issuer, interviews with its management and consultations  with accountants,  bankers and other specialists.  There is substantially  less publicly available  information about foreign  companies than there are reports and ratings published about U.S.
companies and the U.S.  Government.  In addition,  where public  information  is available, it may be less reliable than such information regarding U.S. issuers.

ADVERSE MARKET CHARACTERISTICS -- Securities of many foreign issuers may be less liquid and their  prices  more  volatile  than  securities  of  comparable  U.S.
issuers.  In addition,  foreign  securities  exchanges and brokers generally are subject to less  governmental  supervision  and regulation than in the U.S., and
foreign  securities   exchange   transactions   usually  are  subject  to  fixed
commissions,  which  generally are higher than  negotiated  commissions  on U.S.
transactions.  In addition,  foreign  securities  exchange  transactions  may be subject to  difficulties  associated  with the settlement of such  transactions.
Delays in settlement  could result in temporary  periods when assets of the Fund are  uninvested  and no return is earned  thereon.  The inability of the Fund to make intended  security  purchases due to settlement  problems could cause it to miss attractive opportunities.  Inability to dispose of a portfolio security due to  settlement  problems  either  could  result  in  losses  to the  Fund due to subsequent  declines  in value of the  portfolio  security  or,  if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.  The Investment  Manager will consider such  difficulties when determining the allocation of the Fund's assets.

NON-U.S.  WITHHOLDING TAXES -- A Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund's investment income and gains.

COSTS -- Investors  should  understand  that the expense ratio of the Funds that invest in  foreign  securities  can be  expected  to be higher  than  investment companies  investing in domestic  securities  since the cost of maintaining  the custody of foreign  securities  and the rate of advisory  fees paid by the Funds are higher.

EASTERN  EUROPE -- Changes  occurring  in Eastern  Europe and Russia today could have long-term potential  consequences.  As restrictions fall, this could result in rising  standards of living,  lower  manufacturing  costs,  growing  consumer spending, and substantial economic growth. However,  investment in the countries of Eastern Europe and Russia is highly  speculative at this time.  Political and economic  reforms  are too  recent  to  establish  a  definite  trend  away from centrally-planned economies and state owned industries. In many of the countries of Eastern  Europe and Russia,  there is no stock  exchange or formal market for
securities.   Such  countries  may  also  have  government   exchange  controls,
currencies  with  no  recognizable  market  value  relative  to the  established currencies of western  market  economies,  little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure  to handle such  trading,  and a legal  tradition  which does not recognize  rights in private  property.  In addition,  these  countries may have national  policies which restrict  investments in companies  deemed sensitive to the country's national interest.

AMERICAN  DEPOSITARY  RECEIPTS (ADRs) -- The High Yield Fund may invest in ADRs.
ADRs are  dollar-denominated  receipts issued  generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities.  ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should  consider  carefully  the  substantial  risks  involved in  investing  in securities issued by companies of foreign nations,  which are in addition to the
usual  risks  inherent  in  domestic   investments.   See  "Foreign   Investment
Restrictions," above.

INVESTMENT POLICY RESTRICTIONS

Each of the Funds operate within certain fundamental policies. These fundamental policies  may not be changed  without  the  approval of the lesser of (i) 67% or more of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the  outstanding  shares of the Fund are present or represented by  proxy,  or  (ii)  more  than  50%  of a  Fund's  outstanding  shares.  Other restrictions  in the form of  operating  policies  are  subject to change by the
Fund's  Board  of  Directors  without  shareholder   approval.   Any  investment
restrictions that involve a maximum percentage of securities or assets shall not be  considered  to be  violated  unless an  excess  over the  percentage  occurs immediately  after, and is caused by, an acquisition of securities or assets of, or  borrowings  by,  the  Fund.  Calculation  of the  Fund's  total  assets  for compliance  with any of the following  fundamental or operating  policies or any other investment restrictions set forth in the Fund's Prospectus or Statement of
Additional  Information will not include cash collateral held in connection with a Fund's securities lending activities.

FUNDAMENTAL POLICIES -- The fundamental policies of the Funds are:

 1.  PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. Not to invest more than
     5% of its total  assets in the  securities  of any one issuer  (other  than obligations  of, or  guaranteed  by, the U.S.  Government,  its agencies or instrumentalities);  provided,  that  this  limitation  applies  only  with respect to 75% of a Fund's total assets.

 2.  PERCENT  LIMIT ON SHARE  OWNERSHIP  OF ANY ONE  ISSUER.  Not to  purchase a security  if, as a result,  with  respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any one issuer  would  be  held by the  Fund  (other  than  obligations  issued  or guaranteed  by the U.S.  Government,  its  agencies or  instrumentalities);
     provided  further that for purposes of this  limitation,  the term "issuer"
     shall  not  include  a  lender  selling  a  participation   to  the  Income
     Opportunity  Fund  together with any other person  interpositioned  between such lender and Income Opportunity Fund with respect to a participation.

 3.  UNDERWRITING.  Not to act as  underwriter  of securities  issued by others, except to the extent that a Fund may be  considered an  underwriter  within the  meaning  of  the  Securities  Act  in the  disposition  of  restricted securities.

 4.  INDUSTRY  CONCENTRATION.  Not to invest in an amount equal to, or in excess of, 25% or more of the Fund's total assets in a particular  industry (other than securities of the U.S. Government, its agencies or instrumentalities).

 5.  REAL  ESTATE.  Not to  purchase or sell real  estate  unless  acquired as a result of ownership of securities or other  instruments  (but this does not prevent a Fund from investing in securities or other instruments  backed by real  estate  or  securities  of  companies  engaged  in  the  real  estate business).

 6.  COMMODITIES.  Not to purchase or sell physical  commodities,  except that a
     Fund may enter into futures  contracts and options  thereon,  except to the extent the Senior Loans, in which the Income  Opportunity  Fund may invest, may be considered interests in commodities or commodities contracts.

 7.  LOANS.  Not to lend any  security  or make any other  loan if, as a result, more than 33 1/3% of a Fund's total assets would be lent to other  parties, except (i) through the purchase of a portion of an issue of debt securities in  accordance  with its  investment  objective  and  policies,  or (ii) by engaging in repurchase agreements with respect to portfolio securities, and except that the Income  Opportunity Fund may (i) make loans to corporations or other business entities, or enter into leases or other arrangements that have the characteristics of a loan, and (ii) lend portfolio securities.

 8.  BORROWING. Not to borrow in excess of 33 1/3% of the Fund's total assets.

 9.  SENIOR  SECURITIES.  Not to issue  senior  securities,  except as permitted under the Investment Company Act.

For purposes of  fundamental  investment  restriction  numbers 1 and 2, the High
Yield Fund and Income Opportunity Fund generally will consider the borrower of a
Senior  Loan  to be the  issuer  of the  Senior  Loan,  but  may  under  unusual circumstances  also  consider the lender or person  interpositioned  between the lender  and the  Funds to be the  issuer  of a Senior  Loan.  In  making  such a determination,  the Funds will  consider all  relevant  factors,  including  the following:  the  terms of the  Loan  Agreement  and  other  relevant  agreements
(including  inter-creditor agreements and any agreements between such person and the Funds'  custodian);  the credit  quality of such  lender or  interpositioned person; general economic conditions applicable to such lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such lender or interpositioned person incurred by the Fund.

The Diversified Income and High Yield Funds interpret  Fundamental Policy (5) to prohibit the purchase of real estate limited partnerships.

For  purposes  of  Fundamental  Policies  (2) and (4) above,  each  governmental subdivision,  i.e.,  state,  territory,  possession  of the United States or any political subdivision of any of the foregoing, including agencies,  authorities, instrumentalities,  or similar entities, or of the District of Columbia shall be considered a separate  issuer if its assets and revenues are separate from those of the governmental  body creating it and the security is backed only by its own assets and revenues.  Further, in the case of an industrial development bond, if the  security  is backed only by the assets and  revenues of a  non-governmental user, then such  non-governmental  user will be deemed to be the sole issuer. If an industrial  development bond or government issued security is guaranteed by a governmental  or other  entity,  such  guarantee  would be considered a separate security  issued by the guarantor.  For the purpose of  Fundamental  policy (4), industries are determined by reference to the  classifications of industries set forth in the Funds' semiannual and annual reports.

For Cash  Fund,  Fundamental  Policy  (4) does not apply to  investment  in bank obligations.

The High  Yield  Fund  will not  invest in Senior  Loans  that are  deemed to be interests in commodities or commodities contracts.

OPERATING POLICIES -- The operating policies of the Funds are:

 1.  LOANS. The Funds,  except the Income  Opportunity Fund, may not lend assets other than securities to other parties, except as otherwise provided in the
     Fund's fundamental  policies.  (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

 2.  BORROWING.  The Funds,  except the Income  Opportunity Fund, may not borrow money or securities for any purposes except that borrowing up to 10% of the
     Fund's total assets from  commercial  banks is permitted  for  emergency or temporary purposes.  Cash Fund may not purchase securities while borrowings equal to 5% or more of its total assets are outstanding.

 3.  OPTIONS.  The Funds, other than Cash Fund, may buy and sell exchange-traded and  over-the-counter  put  and  call  options,  including  index  options, securities options,  currency options and options on futures, provided that a call or put may be purchased  only if after such  purchase,  the value of all call and put options  held by the Fund will not exceed 5% of the Fund's total assets.  The Funds may write only covered put and call options.  Cash
     Fund will not invest in puts, calls, or any combination thereof.

 4.  OIL AND GAS PROGRAMS.  The Funds may not invest in oil, gas, mineral leases or other mineral exploration or development programs.

 5.  INVESTMENT  COMPANIES.  Except in connection with a merger,  consolidation, acquisition,  or reorganization,  the Funds may not invest in securities of other  investment  companies,  except  in  compliance  with the  Investment
     Company Act.

DIVERSIFIED  INCOME, HIGH YIELD AND CASH FUNDS. The following operating policies apply only to the foregoing Funds:

 6.  OPERATING  HISTORY.  The Funds may not  invest in  securities  of an issuer that,  together with any  predecessor,  has been in operation for less than three years if, as a result,  more than 5% of the total  assets of the Fund would then be invested in such  securities;  provided  that this  operating policy does not apply to High Yield Fund.

 7.  CONTROL OF PORTFOLIO  COMPANIES.  The Funds may not invest in companies for the purpose of exercising management or control.

CASH FUND. The following operating policies apply only to Cash Fund:

 8.  SHORT SALES. The Cash Fund may not sell securities short, unless it owns or has the right to obtain  securities  equivalent  in kind and  amount to the securities sold short, and provided that  transactions in futures contracts and options are not deemed to constitute selling securities short.

 9.  MARGIN.  The Cash Fund does not intend to  purchase  securities  on margin, except that the Fund may obtain such  short-term  credits as are  necessary for the clearance of  transactions,  and provided  that margin  payments in connection  with futures  contracts and options on futures  contracts shall not constitute purchasing securities on margin.

10.  PERMISSIBLE  SECURITIES.  Cash Fund may not purchase  securities other than
     U.S. Government securities, bank obligations and corporate obligations.

11.  FUTURES. Cash Fund may not purchase futures contracts or options thereon.

DIVERSIFIED  INCOME,  HIGH YIELD AND INCOME  OPPORTUNITY  FUNDS.  The  following operating  policy  applies  only to  Diversified  Income,  High Yield and Income
Opportunity Funds:

12.  LIQUIDITY.  The Funds may invest up to 15% of their net assets in  illiquid securities  which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund was valuing the security.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Funds to protect the  confidentiality  of their holdings and prevent the  selective  disclosure  of  non-public  information  about their portfolio  holdings.  The  Funds'  service  providers,  to which  the  Funds may disclose non-public information about portfolio holdings, are required to comply with this policy. No information  concerning the portfolio  holdings of any Fund may be disclosed to any unaffiliated third party,  except as provided below. The
Board has adopted formal procedures governing compliance with this policy.

A Fund or its duly authorized  service  providers may publicly disclose holdings of the  Fund in  accordance  with  regulatory  requirements,  such  as  periodic portfolio  disclosure  in filings  with the SEC. A summary or list of the Fund's completed  purchases  and sales  may only be made  available  after  the  public disclosure of its portfolio holdings.

The Funds publish a complete list of their month-end  portfolio  holdings on its website at  www.securitybenefit.com  generally  within one to two days after the end of each calendar month.  Such  information  will remain online for 4 months.
The day following  such  publication,  the  information is deemed to be publicly disclosed for the purposes of the policies and procedures  adopted by the Funds.
A Fund may then forward the information to investors,  consultants and others at their request.

There are numerous  mutual fund  evaluation  services such as Standard & Poor's,
Morningstar  or Lipper,  and due diligence  departments  of  broker-dealers  and wirehouses  that  regularly  analyze the  portfolio  holdings of mutual funds in
order  to  monitor   and  report  on  various   attributes,   including   style,
capitalization,  maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public,  paid subscribers and/or in-house  brokers.  In order to  facilitate  the  review  of the  Funds by these services  and  departments,  the  Funds  may at any  time  as  deemed  necessary consistent with its policies and procedures distribute (or authorize its service providers to  distribute)  the Funds'  securities  holdings to such services and departments  before their public disclosure is required or authorized,  provided that:  (i) the recipient  does not  distribute  the portfolio  holdings to third parties, other departments, or persons who are likely to use the information for purposes of  purchasing  or selling the Funds (or any other fund that invests in one of the Funds) before the portfolio holdings become public  information;  and
(ii) the recipient  signs a written  confidentiality  agreement,  which includes provisions that require the recipient to limit access to such  information  only to  its  employees  who  are  subject  to a  duty  not to  trade  on  non-public
information.   Persons  and  entities   unwilling   to  execute  an   acceptable
confidentiality  agreement may only receive portfolio holdings  information that has otherwise been publicly disclosed.

Neither the Funds nor their service providers receive any compensation from such services  and  departments.  Subject  to such  departures  as the  Funds'  chief compliance  officer ("CCO")  believes  reasonable and consistent with protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio  information is the confidential property of the respective Fund (and its service providers,  if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality  agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees  (and agents) who, on a need to know basis,  are (1) authorized to have access to the  portfolio  information  and (2)  subject to  confidentiality obligations,  including duties not to trade on non-public  information,  no less
restrictive   than   the   confidentiality    obligations   contained   in   the
confidentiality  agreement;  and upon written  request,  the recipient agrees to promptly return or destroy, as directed, the portfolio information.

Only the CCO may authorize  disclosure  of the Funds'  securities  holdings.  In addition to the Board, the CCO may, on a case-by-case  basis,  impose additional restrictions  on the  dissemination  of portfolio  information and waive certain requirements.  To the extent  required by law,  the CCO reports to the Board any violations  of the Funds'  policies and  procedures  on  disclosure of portfolio holdings.

Any  disclosure  of the  Funds'  securities  holdings  must  serve a  legitimate business  purpose  of the Funds and must be in the best  interest  of the Funds'
shareholders.  In making such a  determination,  the CCO must  conclude that the anticipated  benefits and risks to the Funds and their shareholders  justify the purpose of the disclosure.  A further  determination must be made to ensure that any conflicts of interest between the Funds, their  shareholders,  and any third party are resolved prior to  disclosure.  The Funds reserve the right to request certifications from senior officers of authorized  recipients that the recipient is using the portfolio holdings information only in a manner consistent with the
Funds' policy and any applicable  confidentiality  agreement.  Neither the Funds nor the Investment  Manager receive any  compensation or other  consideration in connection with these arrangements.

As an  oversight  procedure,  the  CCO  reports  all  arrangements  to  disclose portfolio  holdings  information  to the Funds' Board of Directors on a periodic basis.  If the  Board  determines  that  any  such  arrangement  is or  would be inappropriate, the Funds will promptly terminate the disclosure arrangement.

DIRECTORS AND OFFICERS

The officers and directors of the Funds and their  principal  occupations for at least the last five years are as follows.

========================================================================================================
                                                                               NUMBER OF
                                        TERM OF                               PORTFOLIOS      OTHER
                                      OFFICE AND                                IN FUND     DIRECTOR-
                        POSITION(S)     LENGTH                                  COMPLEX       SHIPS
                         HELD WITH      OF TIME     PRINCIPAL OCCUPATION(S)   OVERSEEN BY    HELD BY
NAME, ADDRESS AND AGE      FUND        SERVED(1)    DURING THE PAST 5 YEARS    DIRECTOR     DIRECTOR
--------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.     Director     Since 1994    Business broker and           35
(DOB 12/14/46)                                      Manager, Griffith &
2222 SW 29th Street                                 Blair, Inc. (Real
Topeka, KS 66611                                    Estate).
--------------------------------------------------------------------------------------------------------
Harry A. Craig           Director     Since 2004    CEO, Secretary and            35
(DOB 5/11/39)                                       Director, Martin
1737 SW 42nd Street                                 Tractor Company, Inc.
Topeka, KS 66609
--------------------------------------------------------------------------------------------------------
Penny A. Lumpkin         Director     Since 1993    President, Vivian's           35
(DOB 8/20/39)                                       Gift Shop (Corporate
3616 Canterbury                                     Retail); Partner,
  Town Rd                                           PLB (Real Estate
Topeka, KS 66610                                    Development, Management
                                                    and Small Business
                                                    Consulting).
--------------------------------------------------------------------------------------------------------
Maynard. F. Oliverius    Director     Since 1998    President and Chief           35
(DOB 12/18/43)                                      Executive Officer,
1500 SW 10th Avenue                                 Stormont-Vail
Topeka, KS 66604                                    HealthCare.
--------------------------------------------------------------------------------------------------------
DIRECTORS WHO
ARE "INTERESTED
PERSONS"(2)
--------------------------------------------------------------------------------------------------------
John D. Cleland          Chairman     Since 1991    Retired. Prior to             35
(DOB5/1/36)               of the      (Director)/   January 1, 2003, Senior
One Security             Board and    Since 2000    Vice President,
  Benefit Place          Director     (Chairman)    Security Benefit Life
Topeka, KS 66636-0001                               Insurance Company and
                                                    Security Management
                                                    Company, LLC.
--------------------------------------------------------------------------------------------------------
Michael G. Odlum         President    Since 2004    President and Managing        35
One Security                and       (Director)/   Member Representative,
  Benefit Place          Director     Since 2004    Security Management
Topeka, KS 66636-0001                 (President)   Company, LLC; Senior
(DOB 1/12/52)                                       Vice President and
                                                    Chief Investment
                                                    Officer, Security
                                                    Benefit Life Insurance
                                                    Company. Prior to
                                                    February 2004,
                                                    President and Director,
                                                    Allied Investment
                                                    Advisors, Inc. Prior
                                                    to January 2001,
                                                    Principal, The
                                                    Vanguard Group.
--------------------------------------------------------------------------------------------------------
1  Directors serve until the next annual meeting or their successors are duly elected and qualified.

2  These  directors are deemed to be "interested  persons" of the Funds under the 1940 Act, by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.
========================================================================================================

==========================================================================================
                                            TERM OF
                             POSITION(s)   OFFICE AND
                             OFFICE AND      LENGTH
                              HELD WITH     OF TIME     PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           FUND        SERVED(1)   DURING THE PAST 5 YEARS
------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------
Steven M. Bowser                 Vice      Since 1997   Vice President and Senior
(DOB 2/11/60)                 President    for Income   Portfolio Manager, Security
One Security Benefit Place     (Income     Fund and     Management Company, LLC, Security
Topeka, KS 66636-0001         Fund only)   since 2005   Benefit Corporation and Security
                                           for Cash     Benefit Life Insurance Company.
                                           Fund
------------------------------------------------------------------------------------------
Christina L. Fletcher            Vice      Since 2005   Vice President, Security Funds.
One Security Benefit Place    President                 Prior to 2004, Credit Analyst/
Topeka, KS 66636-0001                                   Portfolio Manager, Horizon Cash
(DOB 7/25/72)                                           Management.
------------------------------------------------------------------------------------------
Brenda M. Harwood             Treasurer    Since 1998,  Vice President, CCO and Treasurer,
One Security Benefit Place    and Chief    Treasurer    Security Management Company, LLC;
Topeka, KS 66636-0001         Compliance   and since    Assistant Vice President, Security
(DOB 11/3/63)                 Officer      2004, CCO    Benefit Corporation and Security
                              (CCO)                     Benefit Life Insurance Company;
                                                        Vice President and Director,
                                                        Security Distributors, Inc.
------------------------------------------------------------------------------------------
Amy J. Lee                    Secretary    Since 1987   Secretary, Security Management
(DOB 6/5/61)                                            Company, LLC and Security
One Security Benefit Place                              Distributors, Inc.; Vice President
Topeka, KS 66636-0001                                   Associate General Counsel and
                                                        Assistant Secretary, Security
                                                        Benefit Corporation and Security
                                                        Benefit Life Insurance Company.
------------------------------------------------------------------------------------------
Richard J. King                  Vice      Since 2005   Vice President and Head of Fixed
One Security Benefit Place    President                 Income Asset Management,  Security
Topeka, KS 66636-0001                                   Management Company, LLC and
(DOB 3/1/59)                                            Security Benefit Life Insurance
                                                        Company. Prior to 2005, Head of
                                                        Portfolio Management, INVESCO.
------------------------------------------------------------------------------------------
Mark Lamb                        Vice      Since 2005   Vice President, Security
One Security Benefit Place    President                 Management Company, LLC and
Topeka, KS 66636-0001                                   Security Benefit Life Insurance
(DOB 2/3/60)                                            Company. Prior to 2001, Director -
                                                        Investment Risk, ARM Financial
                                                        Group.
------------------------------------------------------------------------------------------
Mark Mitchell                    Vice      Since 2005   Vice President and Portfolio
One Security Benefit Place    President                 Manager, Security Management
Topeka, KS 66636-0001                                   Company, LLC. Prior to 2002,
(DOB 8/24/64)                                           Vice President, Portfolio Manager,
                                                        US Equities, GE Investments.
------------------------------------------------------------------------------------------
Christopher L. Phalen            Vice      Since 2002   Assistant Vice President and
(DOB 11/9/70)                 President                 Portfolio Manager, Security
One Security Benefit Place     (Income                  Management Company, LLC, Security
Topeka, KS 66636-0001         Fund only)                Benefit Life Insurance Company and
                                                        Security Benefit Corporation.
------------------------------------------------------------------------------------------
James P. Schier                  Vice      Since 2005   Vice President and Senior
One Security Benefit Place    President                 Portfolio Manager, Security
Topeka, KS 66636-0001                                   Management Company, LLC; Vice
(DOB 12/28/57)                                          President, Security Benefit Life
                                                        Insurance Company.
------------------------------------------------------------------------------------------
Cindy L. Shields                 Vice      Since 2005   Vice President - Head of Equity
One Security Benefit Place    President                 Asset Management, Security
Topeka, KS 66636-0001                                   Management Company, LLC and
(DOB 6/5/67)                                            Security Benefit Life Insurance
                                                        Company.
------------------------------------------------------------------------------------------
David G. Toussaint               Vice      Since 2001   Assistant Vice President and
(DOB 10/10/66)                President                 Portfolio Manager, Security
One Security Benefit Place     (Income                  Management Company, LLC, Security
Topeka, KS 66636-0001         Fund only)                Benefit Life Insurance Company
                                                        and Security Benefit Corporation
------------------------------------------------------------------------------------------
Christopher D. Swickard       Assistant    Since 1996   Assistant Secretary, Security
(DOB 10/9/65)                 Secretary                 Management Company, LLC; Second
One Security Benefit Place                              Vice President and Assistant
Topeka, KS 66636-0001                                   Counsel, Security Benefit
                                                        Corporation and Security Benefit
                                                        Life Insurance Company.
------------------------------------------------------------------------------------------
1  Officers serve until the next annual  meeting or their  successors are duly elected and qualified.
==========================================================================================

The  officers of the Funds hold  identical  offices with each of the other Funds managed by the  Investment  Manager.  The  directors  of the Funds also serve as directors of each of the other Funds managed by the Investment Manager.  Ms. Lee holds identical offices for Security Distributors, Inc. (the "Distributor"). Mr.
Odlum and Ms. Harwood are also directors of the Distributor. Ms. Harwood is Vice
President of the Distributor.

COMMITTEES

The Board of Directors  has an Audit  Committee  the purpose of which is to meet with the  independent  auditors,  to  review  the work of the  auditors,  and to oversee the handling by the Investment  Manager of the accounting  functions for the Fund. The Audit Committee currently consists of Messrs.  Chubb and Oliverius and Ms.  Lumpkin.  The Audit  Committee held two meetings during the fiscal year ended December 31, 2004.

NOMINATING  COMMITTEE -- The Board of  Directors  has  established  a Nominating
Committee for the purpose of considering and presenting to the Board  candidates it proposes for nomination to fill Independent  Director vacancies on the Board.
Specific  qualifications of candidates for Board membership will be based on the needs of the  Board at the  time of  nomination.  The  Nominating  Committee  is willing to consider  nominations  received  from  shareholders  and shall assess shareholder  nominees  in the same  manner as it  reviews  its own  nominees.  A shareholder  nominee for  director  should be submitted in writing to the Funds'
Secretary.  Any such shareholder  nomination should include,  at a minimum,  the following  information  as  to  each  individual  proposed  for  nominations  as director:  such individual's  written consent to be named in the proxy statement as a nominee (if  nominated)  and to serve as a director (if  elected),  and all information  relating to such individual that is required to be disclosed in the solicitation of proxies for election of directors,  or is otherwise required, in each case under applicable federal  securities laws, rules and regulations.  The
Nominating  Committee  consists of Mssrs.  Chubb and Oliverius and Ms.  Lumpkin.
During the calendar year ended December 31, 2004, the Nominating  Committee held one meeting.

REMUNERATION OF DIRECTORS AND OTHERS

The Funds' directors, except those directors who are "interested persons" of the
Funds,  receive from the Security Fund complex an annual retainer of $30,000 and a fee of $4,500 per meeting,  plus reasonable  travel costs, for each meeting of the board attended. In addition, certain directors who are members of the Funds'
joint audit committee  receive a fee of $3,000 per meeting and reasonable travel costs for each meeting of the Funds' audit committee  attended.  The meeting fee
(including   the  audit   committee   meeting)   and   travel   costs  are  paid
proportionately  by each of the seven registered  investment  companies to which the Adviser provides investment advisory services  (collectively,  the "Security
Fund Complex") based on the Fund's net assets.

The Funds do not pay any fees to, or reimburse  expenses of, their directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the directors  during the fiscal year ended  December 31,
2004,  and the  aggregate  compensation  paid to  each of the  directors  during calendar  year  2004  by  the  Security  Fund  Complex,  are  set  forth  in the accompanying  chart.  Each of the  directors  is a director of each of the other registered investment companies in the Security Fund Complex.

====================================================================================================
                                                   PENSION OR RETIREMENT                   TOTAL
                                                    BENEFITS ACCRUED AS                COMPENSATION
                        AGGREGATE COMPENSATION     PART OF FUND EXPENSES   ESTIMATED     FROM THE
NAMES OF              --------------------------  -----------------------    ANNUAL      SECURITY
INDEPENDENT                    MUNICIPAL                  MUNICIPAL         BENEFITS   FUND COMPLEX,
DIRECTORS             INCOME     BOND      CASH   INCOME    BOND     CASH  RETIREMENT    INCLUDING
OF THE FUND            FUND     FUND**     FUND    FUND    FUND**    FUND     UPON       THE FUNDS
----------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.  $12,583   $5,083    $5,083    $0       $0       $0       $0         $68,500
Harry W. Craig, Jr.     8,458    4,708     4,708     0        0        0        0          60,250
Penny A. Lumpkin       12,583    5,083     5,083     0        0        0        0          68,500
Mark L. Morris, Jr.*   12,583    5,083     5,083     0        0        0        0          68,500
Maynard Oliverius      12,583    5,083     5,083     0        0        0        0          68,500
----------------------------------------------------------------------------------------------------
 *Mark L. Morris, Jr. retired from serving as a Director in November 2004.
**Security Municipal Bond Fund was liquidated in October 2005.
====================================================================================================

====================================================================================================
                                                                                           TOTAL
                                                PENSION OR RETIREMENT                  COMPENSATION
                                                 BENEFITS ACCRUED AS      ESTIMATED      FROM THE
NAMES OF             AGGREGATE COMPENSATION     PART OF FUND EXPENSES       ANNUAL       SECURITY
INDEPENDENT         ------------------------   ------------------------    BENEFITS    FUND COMPLEX,
DIRECTORS           INCOME  MUNICIPAL   CASH   INCOME  MUNICIPAL   CASH   RETIREMENT     INCLUDING
OF THE FUND          FUND   BOND FUND*  FUND    FUND   BOND FUND*  FUND      UPON        THE FUNDS
----------------------------------------------------------------------------------------------------
John D. Cleland       0         0        0       0         0        0         0              0
Michael G. Odlum      0         0        0       0         0        0         0              0
----------------------------------------------------------------------------------------------------
*Security Municipal Bond Fund was liquidated in October 2005.
====================================================================================================

PRINCIPAL HOLDERS OF SECURITIES

As  of  March  31,  2005,  the  Funds'  officers  and  directors  (as  a  group)
beneficially  owned  less  than 1% of the  total  outstanding  Class A shares of
Diversified  Income and High Yield Funds. Cash Fund's officers and directors (as a group)  beneficially  owned less than 1% of the total outstanding shares as of
March 31,  2005.  None of the Funds'  officers or  directors  owned any Class of shares of the Funds other than Class A.

As of March 31, 2005, Security Benefit Corporation ("SBC"), One Security Benefit
Place, Topeka, Kansas, 66636-0001,  owned, of record and beneficially,48% of the voting  securities  of High  Yield  Fund (47% of the total  outstanding  Class A shares  and 59% of the  total  outstanding  Class B  shares).  SBC's  percentage ownership of High Yield Fund may permit SBC to  effectively  control the outcome of any  matters  submitted  to a vote  of  shareholders  of  this  fund.  SBC is incorporated under the laws of Kansas. SBC is ultimately  controlled by Security
Benefit Mutual Holding  Company,  One Security  Benefit  Place,  Topeka,  Kansas
66636-0001, a mutual holding company organized under the laws of Kansas.

As of March 31, 2005, the following  entities owned, of record and beneficially,
5% or more of a class of a Fund's outstanding securities:

================================================================================
                                                          CLASS       PERCENTAGE
NAME OF SHAREHOLDER                    FUND OWNED         OWNED         OWNED
--------------------------------------------------------------------------------
DA Davidson, Custodian                 High Yield         Class C       13.74%
for Terry L. Hanson
--------------------------------------------------------------------------------
Pershing LLC (of record only)          High Yield         Class C        8.05%
--------------------------------------------------------------------------------
Raymond James & Assoc.                 High Yield         Class C        5.21%
f/b/o Straff IRA
--------------------------------------------------------------------------------
Security Benefit Corporation           High Yield         Class B       35.59%
                                       High Yield         Class A        9.01%
--------------------------------------------------------------------------------
UMB Bank, NA, Custodian                High Yield         Class A       57.94%
(of record only)                   Diversified Income     Class A       15.22%
--------------------------------------------------------------------------------
Security Benefit Life              Income Opportunity     Class A       47.16%
Insurance Company                  Income Opportunity     Class B       89.17%
                                   Income Opportunity     Class C       51.88%
================================================================================

DIRECTORS' OWNERSHIP OF SECURITIES

As of December 31, 2004, the Directors of the Funds beneficially owned shares of the Funds in the  dollar  ranges  set forth  below and also  beneficially  owned shares of other  mutual  funds in the  family of mutual  funds  overseen  by the
Directors in the dollar ranges set forth below:

=========================================================================================
                                                                         AGGREGAGE DOLLAR
                                                                         RANGE OF EQUITY
                                                                          SECURITIES IN
                                                                          ALL REGISTERED
                                                                            INVESTMENT
                                                                            COMPANIES
                                                                           OVERSEEN BY
                                                        DOLLAR RANGE       DIRECTOR IN
                                                         OF EQUITY          FAMILY OF
                                                         SECURITIES         INVESTMENT
NAME OF DIRECTOR             NAME OF FUND                 IN FUND           COMPANIES
-----------------------------------------------------------------------------------------
Donald A. Chubb, Jr.   Security Income Fund,                              over $100,000
                         Diversified Income Series          None
                       Security Income Fund,
                         High Yield Series                  None
                       Security Income Fund,
                         Income Opportunity Series          None
                       Security Cash Fund                $1-$10,000
-----------------------------------------------------------------------------------------
Penny A. Lumpkin       Security Income Fund,
                         Diversified Income Series       $1-$10,000      $50,001-$100,000
                       Security Income Fund,
                         High Yield Series                  None
                       Security Income Fund,
                         Income Opportunity Series          None
                       Security Cash Fund                $1-$10,000
-----------------------------------------------------------------------------------------
Maynard Oliverius      Security Income Fund,
                         Diversified Income Series          None          over $100,000
                       Security Income Fund,
                         High Yield Series                  None
                       Security Income Fund,
                         Income Opportunity Series    $10,001-$50,000
                       Security Cash Fund             $50,001-$100,000
-----------------------------------------------------------------------------------------
Harry A. Craig         Security Income Fund,
                         Diversified Income Series          None               None
                       Security Income Fund,
                         High Yield Series                  None
                       Security Income Fund,
                         Income Opportunity Series          None
                       Security Cash Fund                   None
=========================================================================================

As of December 31, 2004, the following Directors who are "interested persons" of the Funds  beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially  owned shares of other mutual funds in the family of mutual funds overseen by the Directors in the dollar ranges set forth below:

================================================================================
                                                                   AGGREGATE
                                                                 DOLLAR RANGE
                                                                   OF EQUITY
                                                                 SECURITIES IN
                                                                 ALL REGISTERED
                                                                   INVESTMENT
                                                                   COMPANIES
                                                                  OVERSEEN BY
                                                  DOLLAR RANGE    DIRECTOR IN
                                                   OF EQUITY       FAMILY OF
                                                   SECURITIES     INVESTMENT
NAME OF DIRECTOR         NAME OF FUND               IN FUND        COMPANIES
--------------------------------------------------------------------------------
Michael G. Odlum   Security Income Fund,
                     Diversified Income Series        None       Over $100,000
                   Security Income Fund,
                     High Yield Series                None
                   Security Income Fund,
                     Income Opportunity Series     $1-$10,000
                   Security Cash Fund                 None
--------------------------------------------------------------------------------
John D. Cleland    Security Income Fund,
                     Diversified Income Series        None       Over $100,000
                   Security Income Fund,
                     High Yield Series                None
                   Security Income Fund,
                     Income Opportunity Series        None
                   Security Cash Fund              $1-$10,000
================================================================================

HOW TO PURCHASE SHARES

As  discussed  below,  shares of  Diversified  Income,  High  Yield  and  Income
Opportunity  Funds  may be  purchased  with  either a  front-end  or  contingent deferred  sales  charge.  Shares of Cash Fund are offered by the Fund  without a sales charge.  Each of the Funds  reserves the right to withdraw all or any part of the offering made by this Prospectus and to reject purchase orders.

As a convenience to investors and to save operating  expenses,  the Funds do not issue certificates for Fund shares.

DIVERSIFIED  INCOME,  HIGH  YIELD  AND  INCOME  OPPORTUNITY  FUNDS  --  Security
Distributors,  Inc., One Security Benefit Place, Topeka,  Kansas, a wholly-owned subsidiary  of Security  Benefit  Group,  Inc.,  is  principal  underwriter  for
Diversified  Income,  High Yield and Income  Opportunity  Funds.  Investors  may
purchase shares of these Funds through authorized dealers who are members of the
National Association of Securities Dealers,  Inc. ("NASD").  In addition,  banks and other financial institutions may make shares of the Funds available to their customers. (Banks and other financial institutions that make shares of the Funds available  to their  customers  in Texas must be  registered  with that state as securities  dealers.) The minimum  initial  purchase must be $100 and subsequent purchases must be $100 unless made through an  Accumulation  Plan which allows a minimum initial purchase of $100 and subsequent purchases of $20. An application may be obtained from the Distributor.

Orders for the  purchase of shares of the Funds will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by the  Distributor  (generally  as of the close of the
Exchange on that day) plus the sales charge in the case of Class A shares of the
Funds. Orders received and accepted by dealers or other firms prior to the close of the  Exchange  and  received  by the  Distributor  prior to the  close of its business day will be confirmed at the offering  price  effective as of the close of the  Exchange on that day.  Dealers and other  financial  services  firms are obligated to transmit orders promptly.

ALTERNATIVE  PURCHASE  OPTIONS --  Diversified  Income  Fund and High Yield Fund
offer three classes of shares, Class A, Class B, and Class C.

CLASS A SHARES -- FRONT-END  LOAD  OPTION.  Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed  (except that shares sold in an amount of  $1,000,000  or more without a front-end  sales charge will be subject to a contingent  deferred sales  charge  of 1% for one  year).  See  Appendix  C in the  Prospectus  for a discussion  of "Rights of  Accumulation"  and  "Statement of  Intention,"  which options may serve to reduce the front-end sales charge.

CLASS B SHARES -- BACK-END LOAD OPTION.  Class B shares are sold without a sales charge at the time of  purchase,  but are subject to a deferred  sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

CLASS C SHARES -- LEVEL LOAD  OPTION.  Class C shares  are sold  without a sales charge at the time of purchase,  but are subject to a contingent  deferred sales charge if they are redeemed within one year of the date of purchase.

The decision as to which class is more beneficial to an investor  depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of  distribution  at the time of  investment,  rather than spreading such cost over  time,  might  consider  Class A shares.  Other  investors  might consider Class B or Class C shares,  in which case 100% of the purchase price is invested  immediately,  depending on the amount of the purchase and the intended length of investment.

Dealers or others receive  different  levels of compensation  depending on which class of shares they sell.

CLASS A SHARES -- Class A shares of  Diversified  Income,  High Yield and Income
Opportunity Funds are offered at NAV plus an initial sales charge as follows:

================================================================================
                                                    SALES CHARGE
                                    --------------------------------------------
                                      APPLICABLE     PERCENTAGE OF   PERCENTAGE
AMOUNT OF PURCHASE                  PERCENTAGE OF      NET AMOUNT    REALLOWABLE
AT OFFERING PRICE                   OFFERING PRICE      INVESTED     TO DEALERS
--------------------------------------------------------------------------------
Less than $50,000                       4.75%            4.99%          4.00%
$50,000 but less than $100,000          3.75             3.90           3.00
$100,000 but less than $250,000         2.75             2.83           2.20
$250,000 but less than $1,000,000       1.75             1.78           1.40
$1,000,000 or more                      None             None        (See below)
================================================================================

Purchases of Class A shares of these Funds in amounts of  $1,000,000 or more are at NAV (without a sales charge),  but are subject to a contingent deferred sales charge of 1% in the event of redemption within one year following purchase.  For a discussion of the  contingent  deferred  sales charge,  see  "Calculation  and
Waiver  of  Contingent  Deferred  Sales  Charges."  The  Distributor  will pay a commission to dealers on purchases of  $1,000,000  or more as follows:  1.00% on sales  up to  $5,000,000,  plus  0.50%  on  sales  of  $5,000,000  or more up to
$10,000,000,  and .10% on any amount of $10,000,000 or more. The Underwriter may also pay a commission of up to 1% to dealers who initiate or are responsible for purchases of $500,000 or more by certain  retirement  plans as  described  under
"Purchases at Net Asset Value" in the prospectus.  Such purchases may be subject to a deferred  sales charge of up to 1% in the event of a redemption  within one year of the purchase.

SECURITY  DIVERSIFIED  INCOME,  HIGH YIELD AND INCOME OPPORTUNITY FUNDS' CLASS A
DISTRIBUTION  PLANS  -- As  discussed  in the  Prospectus,  each of  Diversified
Income,  High Yield and Income Opportunity Funds has a Distribution Plan for its
Class A shares  pursuant to Rule 12b-1 under the  Investment  Company Act.  Each
Plan  authorizes  these  Funds  to  pay as  compensation  an  annual  fee to the
Distributor of 0.25% of the average daily NAV of the Class A shares of each Fund to finance  various  activities  relating to the  distribution of such shares to investors  and the  provision  of services  to such  investors.  These  expenses include,  but are  not  limited  to,  the  payment  of  compensation  (including
compensation  to  securities  dealers  and  other  financial   institutions  and
organizations)  to obtain various  administrative  services for each Fund. These services  include,  among  other  things,  processing  new  shareholder  account applications  and serving as the primary  source of  information to customers in answering  questions  concerning each Fund and their transactions with the Fund.
The Plans  may also be used to pay for  sub-administration  and/or  sub-transfer agency services  provided for the benefit of the Funds.  The Distributor is also authorized to engage in advertising,  the preparation and  distribution of sales literature and other promotional  activities on behalf of each Fund. In the case of where a Fund or Class A shares are closed to new  investors  or  investments, the Distributor also may use the fees payable under these Plans to make payments to brokers and other financial  intermediaries  for past sales and  distribution efforts,  as well as the  provision  of ongoing  services to  shareholders.  The
Distributor is required to report in writing to the Board of Directors regarding the payments  made and  services  provided  under the Plans,  and the board will review at least  quarterly  the amounts and purpose of any  payments  made under such  Plans.  The  Distributor  is also  required to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether a Plan should be continued.

Each Plan will continue from year to year,  provided  that such  continuance  is approved at least  annually by a vote of a majority of the Board of Directors of each Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance.  The Plan can also be  terminated  with respect to a Fund at any time on 60 days'  written  notice, without  penalty,  if a majority  of the  independent  directors  or the Class A shareholders of that Fund vote to terminate the Plan. Any agreement  relating to the implementation of the Plan terminates  automatically if it is assigned.  The
Plans may not be  amended to  increase  materially  the  amount of  distribution payments thereunder without approval of the Class A shareholders of the Funds.

Because  all amounts  paid  pursuant  to the  Distribution  Plan are paid to the
Distributor,  the Investment Manager and its officers,  directors and employees, including  Mr.  Cleland  (Director  of the Fund),  and Ms.  Lee and Ms.  Harwood
(officers of the Fund), all may be deemed to have a direct or indirect financial interest in the  operation of the  Distribution  Plan.  None of the  independent directors  has a direct or indirect  financial  interest in the operation of the
Distribution Plan.

Benefits  from  the  Distribution  Plan  may  accrue  to  the  Funds  and  their shareholders  from the  growth  in assets  due to sales of shares to the  public and/or  retention of existing  Fund assets,  which may benefit  shareholders  by reducing per share expenses,  permitting  increased  investment  flexibility and diversification of the Funds' assets, and facilitating economies of scale (e.g., block purchases) in the Funds' securities transactions.

The Distributor may reimburse  broker-dealers for certain promotional  expenses, which may include,  among other things,  travel,  meals and lodging  incurred in connection with attendance by their  representatives at educational meetings and other costs  associated  with such  educational  meetings.  The  Distributor may engage the services of an  advertising  agency for  advertising,  preparation of sales literature and other distribution-related activities.

CLASS B SHARES -- Class B shares of  Diversified  Income,  High Yield and Income
Opportunity  Funds are offered at NAV,  without an initial  sales  charge.  With certain  exceptions,  these Funds may impose a deferred  sales  charge on shares redeemed within five years of the date of purchase.  No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to the shareholder.  The deferred sales charge is retained by the Distributor.

Whether a  contingent  deferred  sales  charge is imposed  and the amount of the charge will depend on the number of years since the shareholder  made a purchase payment  from  which an amount is being  redeemed,  according  to the  following schedule:

                 ==============================================
                 YEAR SINCE PURCHASE        CONTINGENT DEFERRED
                  PAYMENT WAS MADE             SALES CHARGE
                 ----------------------------------------------
                       First                        5%
                       Second                       4%
                       Third                        3%
                       Fourth                       3%
                       Fifth                        2%
                 Sixth and Following                0%
                 ==============================================

Class B shares (except shares  purchased  through the  reinvestment of dividends and other  distributions  with  respect  to Class B shares)  will  automatically convert on the eighth  anniversary  of the date such  shares were  purchased  to
Class A shares which are subject to a lower  distribution  fee.  This  automatic conversion of Class B shares will take place  without  imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment
Manager.)  All shares  purchased  through  reinvestment  of dividends  and other distributions  with respect to Class B shares  ("reinvestment  shares")  will be considered  to be held in a  separate  subaccount.  Each time any Class B shares
(other than those held in the subaccount)  convert to Class A shares, a pro rata portion of the  reinvestment  shares held in the subaccount will also convert to
Class A shares.  Class B shares so  converted  will no longer be  subject to the higher expenses borne by Class B shares.  Because the NAV per share of the Class
A shares  may be higher or lower  than that of the Class B shares at the time of conversion,  although  the dollar  value  will be the same,  a  shareholder  may receive more or less Class A shares than the number of Class B shares converted.
Under  current law, it is the Funds'  opinion  that such a  conversion  will not constitute a taxable event under federal  income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders.

CLASS B DISTRIBUTION PLAN -- Each of Diversified  Income,  High Yield and Income
Opportunity  Funds bear some of the costs of selling its Class B shares  under a
Distribution  Plan  adopted  with  respect  to its  Class  B  shares  ("Class  B
Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act. The
Plan provides for payments of  compensation to the Distributor at an annual rate of  1.00%  of the  average  daily  NAV of  Class B  shares.  The  Funds  and the
Distributor  currently  pay  dealers  and other  firms  that make Class B shares available to their  customers (1) a commission at the time of purchase  normally equal to 4.00% of the value of each share sold and (2) a service fee payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25%  annually of the average  daily NAV of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds. The service fee may also be used to pay for  sub-administration  and/or sub-transfer agency  services  provided for the benefit of the Fund. In the case of a Fund or
Class B shares are closed to new investors or investments,  the Distributor also may use the fees payable under the Class B Distribution Plan to make payments to brokers  and other  financial  intermediaries  for past  sales and  distribution efforts, as well as the provision of ongoing services to shareholders.

Each Fund's Class B  Distribution  Plan may be terminated at any time by vote of its  Directors  who are not  interested  persons  of the Fund as  defined in the
Investment  Company  Act or by vote of a  majority  of the  outstanding  Class B shares of the Fund. In the event the Class B Distribution  Plan is terminated by the Class B shareholders or the Funds' Board of Directors,  the payments made to the  Distributor  pursuant  to the Plan up to that time would be retained by the
Distributor.  Any  expenses  incurred  by the  Distributor  in  excess  of those payments would be absorbed by the Distributor.

CLASS C SHARES -- Class C shares are  offered at NAV,  without an initial  sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares  redeemed  within one year of the date of  purchase.  No  deferred  sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption  proceeds  otherwise  payable to you. The deferred sales charge is retained by the Distributor.

CLASS C DISTRIBUTION PLAN -- Diversified Income Fund, High Yield Fund and Income
Opportunity  Fund bear some of the costs of selling  its Class C shares  under a
Distribution  Plan  adopted  with  respect  to its  Class  C  shares  ("Class  C
Distribution  Plan")  pursuant to Rule 12b-1 under the  Investment  Company Act.
This Plan provides for payments of  compensation to the Distributor at an annual rate of 1.00% of the  average  daily  NAV of Class C  shares.  The Funds and the
Distributor  currently  pay  dealers  and other  firms  that make Class C shares available to their  customers (1) a commission at the time of purchase  normally equal to 0.75% of the value of each share  sold,  and for each year  thereafter, quarterly,  in an amount  equal to 0.75%  annually of the  average  daily NAV of
Class C shares sold by such dealers and other firms and remaining outstanding on the  books  of the  Fund  and (2) a  service  fee  payable  for the  first  year initially, and for each year thereafter,  quarterly, in an amount equal to 0.25%
annually  of the average  daily NAV of Class C shares  sold by such  dealers and other firms and remaining  outstanding on the books of the Fund. The service fee may  also  be  used to pay for  sub-administration  and/or  sub-transfer  agency services  provided for the benefit of the Fund. In the case of a Fund or Class C shares are closed to new investors or investments,  the Distributor also may use the fees payable under the Class C Distribution Plan to make payments to brokers and other financial  intermediaries for past sales and distribution  efforts, as well as the provision of ongoing services to shareholders.

A Fund's Class C Distribution  Plan may be terminated at any time by vote of its
Directors  who  are  not  interested  persons  of the  Fund  as  defined  in the
Investment  Company  Act or by vote of a  majority  of the  outstanding  Class C shares of the Fund. In the event the Class C Distribution  Plan is terminated by the Class C shareholders or the Fund's Board of Directors,  the payments made to the  Distributor  pursuant  to the Plan up to that time would be retained by the
Distributor.  Any  expenses  incurred  by the  Distributor  in  excess  of those payments would be absorbed by the Distributor.

Each  Plan  is  a  compensation-type   plan  that  compensates  the  Distributor
regardless of expenses.  The Funds make no payments in connection with the sales of Shares other than the fee paid to the Distributor.

RULE 12B-1 PLAN  EXPENSES -- For the fiscal year ended  December 31,  2004,  the following  payments  were made for each Fund under the Rule  12b-1  Distribution
Plans:

         =============================================================
                                        COMPENSATION TO DISTRIBUTOR
                                     ---------------------------------
                                     CLASS A      CLASS B      CLASS C
         -------------------------------------------------------------
         Diversified Income Fund     $83,897*     $ 14,435     $37,392
         -------------------------------------------------------------
         High Yield Fund             $72,307*     $ 84,347     $12,701
         -------------------------------------------------------------
         Income Opportunity Fund     $38,381      $130,194     $40,384
         -------------------------------------------------------------
         Cash Fund                     N/A           N/A         N/A
         =============================================================

CALCULATION  AND WAIVER OF CONTINGENT  DEFERRED  SALES CHARGES -- Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount  of  $1,000,000  or more)  and  Class B shares  and  Class C shares  is a percentage  of the lesser of (1) the NAV of the shares  redeemed  or (2) the net cost of such  shares.  No  contingent  deferred  sales  charge is  imposed  upon redemption of amounts derived from (1) increases in the value above the net cost of such  shares due to  increases  in the NAV per share of the Fund;  (2) shares
acquired   through   reinvestment   of  income   dividends   and  capital   gain
distributions;  or (3) Class A shares  (purchased  in an amount of $1,000,000 or more) or Class C shares  held for more than one year or Class B shares  held for more than five years.  Upon  request for  redemption,  shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

The  contingent  deferred  sales charge is waived:  (1) following the death of a shareholder  if  redemption  is made within one year after  death,  (2) upon the disability  (as defined in Section  72(m)(7) of the Internal  Revenue Code) of a
shareholder  prior to age 65 if  redemption  is made  within  one year after the disability,  provided such disability  occurred after the shareholder opened the account; (3) in connection with required minimum distributions in the case of an
IRA,  SAR-SEP or Keogh or any other  retirement  plan  qualified  under  Section
401(a),  401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement  plans  qualified  under  Section  401(a) or  401(k) of the  Internal
Revenue  Code due to (i)  returns  of excess  contributions  to the  plan,  (ii)
retirement of a participant in the plan,  (iii) a loan from the plan  (repayment of loans,  however,  will  constitute  new sales for purposes of  assessing  the
CDSC),  (iv) "financial  hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time,  (v)  termination  of employment of a participant in the plan, or (vi) any other  permissible  withdrawal  under  the  terms of the  plan.  The  contingent deferred sales charge will also be waived in the case of certain  redemptions of
Class B or Class C shares  of the  Funds  pursuant  to a  systematic  withdrawal program (See "Systematic Withdrawal Program.")

ARRANGEMENTS  WITH  BROKER/DEALERS  AND  OTHERS  -- The  Investment  Manager  or
Distributor,  from  time to  time,  will pay a bonus to  certain  dealers  whose representatives  have sold or are  expected to sell  significant  amounts of the
Funds  and/or  certain  other Funds  managed by the  Investment  Manager.  Bonus compensation  may include  reallowance  of the entire  sales charge and may also include,  with  respect to Class A shares,  an amount  which  exceeds the entire sales charge and,  with  respect to Class B shares or Class C shares,  an amount which  exceeds  the  maximum  commission.  The  Distributor,  or the  Investment
Manager,  may also provide financial assistance to certain dealers in connection with conferences,  sales or training programs for their employees,  seminars for the public,  advertising,  sales  campaigns,  and/or  shareholder  services  and programs  regarding one or more of the funds managed by the Investment  Manager.
In addition,  the  Investment  Manager or  Distributor  may sponsor  training or education meetings at various locations.  In connection with such meetings it is expected  that the  Investment  Manager  or  Distributor  would pay the  travel, lodging and other expenses of representatives of the dealers in attendance.  The
Fund  Administrator  or  Distributor  may also  pay  certain  transaction  order processing  costs  incurred  by dealers who sell Fund  shares  through  clearing brokers.  Certain of the foregoing  arrangements  may be financed by payments to the Distributor under a Rule 12b-1  Distribution  Plan. These  arrangements will not change  the price an  investor  will pay for  shares or the amount  that the
Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the
NASD. A Dealer to whom  substantially  the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS

The Investment Manager pays a service fee to dealers at the annual rate of 0.25%
of the  aggregate  net assets of all Cash Fund  accounts  opened  after July 31,
1990;  provided that such dealer is the dealer of record for aggregate  accounts with aggregate net assets of $1 million or more.

The Distributor or its affiliates,  out of its own resources and not out of Fund assets (i.e., without additional cost to the Funds or their  shareholders),  may also provide additional cash payments or non-cash  compensation to some, but not all,  broker/dealers  and other financial  intermediaries who sell shares of the
Funds or render investor services to Fund  shareholders  (directly or indirectly via sales of  variable  insurance  contracts  or the  provision  of  services in connection  with  retirement  plans).  Such  payments  and  compensation  are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid,  directly or indirectly,  by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the Funds,  and thus, do not result in increased Fund expenses.  They are not reflected in the fees and expenses  listed in the fees and expenses  sections of the Funds' prospectuses,  and they do not change the price paid by investors for the  purchase  of a Fund's  shares or the amount  received by a  shareholder  as proceeds from the redemption of Fund shares.

Such  additional  cash  payments  may be made to  brokers  and  other  financial intermediaries  that provide  services to the Funds and/or  shareholders  in the
Funds, including (without limitation)  shareholder servicing,  marketing support
and/or  access  to  sales  meetings,   sales   representatives   and  management
representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial  intermediaries for inclusion of the Funds on a sales list,  including a preferred or select sales list, in other sales programs,  or as an expense  reimbursement  or compensation in cases where
the  broker  or  other  financial   intermediary   provides   services  to  Fund
shareholders.  To the extent  permitted by applicable  law, the  Distributor and other  parties  may pay or  allow  other  incentives  and  compensation  to such financial intermediaries. The Distributor generally assesses the advisability of continuing to make these payments periodically.

These  payments  may take a variety  of forms,  including  (without  limitation)
compensation for sales,  "trail" fees for shareholder  servicing and maintenance of  investor  accounts,  and  finder's  fees  Revenue  sharing  payments  may be structured:  (i) as a  percentage  of net  sales;  (ii) as a  percentage  of net assets; and/or (iii) as a fixed dollar-amount.

As of the date of this Statement of Additional Information,  the Distributor has
revenue sharing arrangements with the following financial intermediaries.

========================================================================================
                                                        PAYMENTS
                                                       DURING LAST
BROKER-DEALER NAME            BASIS OF PAYMENT         FISCAL YEAR     AFFECTED FUNDS
----------------------------------------------------------------------------------------
Brecek & Young                 0.50% of sales          $237,278.98     All funds in the
Advisors, Inc.                                                         Security Funds
(wholly-owned                                                          Complex except
subsidiary of                                                          Security Cash
Security Benefit                                                       Fund and SBL Fund
Corporation and
an affiliate of
the Distributor)
----------------------------------------------------------------------------------------
CUSO Financial                 0.10% of sales            15,608.60     All funds in the
Services, L.P.                                                         Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
Investment Advisors &          0.10% of sales            19,215.00     All funds in the
Consultants, Inc.                                                      Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
Legend Equities           For calendar year, 0.10%      141,211.11     All funds in the
Corporation               of sales if less than                        Security Funds
                          $10 million; 0.15% of                        Complex except
                          sales if $10 million or                      Security Cash
                          more but less than $30                       Fund and SBL Fund
                          million; and 0.25% of
                          sales if $30 million
                          or more; plus 0.05% of
                          assets
----------------------------------------------------------------------------------------
Lincoln Investment             0.25% of sales           142,203.00     All funds in the
Planning, Inc.                                                         Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
Ohio Savings                   0.10% of sales            13,218.82     All funds in the
Securities, Inc.*                                                      Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
PlanMember Securities     In lieu of standard              Not         All funds in the
Corporation               commissions, 0.25% of        applicable      Security Funds
                          net sales under mutual        for 2004       Complex except
                          fund wrap program (Class                     SBL Fund
                          A shares at NAV) during
                          each calendar quarter
                          beginning in 2005. Also
                          receive 12b-1 fees if
                          available.

                          In lieu of standard
                          commissions, one-time
                          commission of 1.33% of
                          Class A shares trans-
                          ferred to funds in
                          2003 under PlanMember's
                          Advantage Program.
----------------------------------------------------------------------------------------
Trustmark                      0.10% of sales             1,202.70     All funds in the
Securities, Inc.*                                                      Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
Vision                         0.10% of sales             6,870.96     All funds in the
                                                                       Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
VSR Financial             For calendar year, 0.00%       27,039.02     All funds in the
Services, Inc.            of sales is less than                        Security Funds
                          $5 million; 0.10% of                         Complex except
                          sales if $5 million or                       Security Cash
                          more but less than $15                       Fund and SBL Fund
                          million; 0.12% of sales
                          if $15 million or more
                          but less than $25
                          million; and 0.15% of
                          sales if $25 million or
                          more
----------------------------------------------------------------------------------------
*Agreement  provides for payment on sales of all funds (not  including  Security
 Cash Fund and SBL Fund) but none of the Funds were sold by these firms.
========================================================================================

The Distributor may enter into revenue sharing arrangements with other financial intermediaries,  and may modify existing revenue sharing  arrangements  with the intermediaries indicated above.

In  addition,  while the  Distributor  typically  pays most of the sales  charge
applicable  to  the  sale  of  fund  shares  to  brokers  and  other   financial
intermediaries  through  which  purchases  are made,  the  Distributor  may,  on occasion, pay the entire sales charge.

From time to time,  the  Distributor  and its  affiliates  may also pay non-cash compensation to brokers and other financial  intermediaries  in the form of, for
example:   (i)  occasional  gifts;  (ii)  occasional  meals,  tickets  or  other entertainment;  and/or (iii) sponsorship support of regional or national events.
For  example,  representatives  of  the  Distributor  visit  brokers  and  other financial  intermediaries on a regular basis to educate them about the Funds and to encourage  the sale of Fund shares to their  clients.  The costs and expenses associated  with these  efforts  may include  travel,  lodging,  sponsorship  at educational  seminars  and  conferences,  entertainment  and meals to the extent permitted by law.

The  compensation  or  reimbursement  received  by brokers  and other  financial intermediaries  through  sales  charges,  fees  payable  from the Funds,  and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall  compensation or reimbursement on similar or other products and may  influence  your  broker or other  financial  intermediary  to  present  and recommend the Funds over other investment  options available in the marketplace.
In addition, depending on the arrangements in place at any particular time, your broker  or other  financial  intermediary  may have a  financial  incentive  for recommending a particular class of Fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other  financial  intermediaries,  and  should so  inquire  if they  would  like additional  information.  A  shareholder  may ask  his/her  broker or  financial intermediary how he/she will be compensated for investments made in the Funds.

Although  a Fund may use  financial  firms  that  sell  Fund  shares  to  effect transactions for the Fund's portfolio, the Funds, SMC and the Fund's sub-adviser will not  consider the sale of Fund shares as a factor when  choosing  financial firms to effect those transactions.

CASH FUND -- Cash Fund  offers a single  class of shares at NAV next  determined after an order is  accepted.  There is no  sales  charge  or load.  The  minimum initial investment in Cash Fund is $100 for each account. Subsequent investments may be made in any amount of $20 or more. Cash Fund purchases may be made in any of the following ways:

1.  BY MAIL.

    (a)  A check or negotiable bank draft should be sent to:

                            Security Cash Fund
                            P.O. Box 750525
                            Topeka, Kansas 66675-0525

    (b)  Make check or draft payable to "Security Cash Fund."

    (c)  For initial investment include a completed investment application found at the back of the Prospectus.

2.  BY WIRE.

    (a)  Call the Fund to advise  of the  investment.  The Fund  will  supply an account  number  at the  time of the  initial  investment  and  provide instructions for having your bank wire federal funds.

    (b)  For an initial  investment,  you must also send a completed  investment application to the Fund.

3.  THROUGH BROKER/DEALERS.  Investors may, if they wish, invest in Cash Fund by purchasing shares through  registered  broker/dealers.  Such broker/ dealers who process  orders on behalf of their  customers may charge a fee for their
    services.   Investments   made   directly   without  the   assistance  of  a
    broker/dealer are without charge.

Since Cash Fund  invests in money  market  securities  which  require  immediate payment in federal funds,  monies  received from the sales of its shares must be monies held by a commercial bank and be on deposit at one of the Federal Reserve
Banks.  A record date for each  shareholder's  investment  is  established  each business day and used to distribute  the following  day's  dividend.  If federal funds are received prior to 2:00 p.m. (Central time) the investment will be made on that day and the investor will receive the following day's dividend.  Federal funds  received  after 2:00 p.m. on any business day will not be invested  until the following  business day. Cash Fund will not be responsible for any delays in the wire transfer system.  All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States  dollars on a United States bank.

PURCHASES AT NET ASSET VALUE

Class A shares of Diversified  Income,  High Yield and Income  Opportunity Funds
may be purchased at NAV by (1)  directors,  officers and employees of the Funds, the Funds' Investment Manager or Distributor;  directors, officers and employees of SBL and its subsidiaries; agents licensed with SBL; spouses or minor children of any such agents;  as well as the following  relatives of any such  directors, officers and employees  (and their  spouses):  spouses,  grandparents,  parents, children,  grandchildren,  siblings, nieces and nephews; (2) any trust, pension, profit  sharing  or  other  benefit  plan  established  by any of the  foregoing corporations for persons described above; (3) retirement plans where third party administrators  of such plans have entered into  certain  arrangements  with the
Distributor  or its  affiliates  provided that no commission is paid to dealers;
and (4) officers,  directors,  partners or registered representatives (and their spouses and minor children) of broker/dealers  who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment  purposes and that the securities  will not be transferred  or resold except  through  redemption or repurchase by or on behalf of the Funds.

Life agents and  associated  personnel of  broker/dealers  must obtain a special application from their employer or from the Distributor, in order to qualify for such purchases.

Class A shares of Diversified  Income,  High Yield and Income  Opportunity Funds
may be purchased at NAV when the purchase is made on the recommendation of (i) a registered  investment  adviser,  trustee  or  financial  intermediary  who  has authority  to make  investment  decisions on behalf of the  investor;  or (ii) a certified  financial  planner or  registered  broker-dealer  who either  charges periodic fees to its customers for financial  planning,  investment  advisory or asset  management  services,  or provides such  services in connection  with the establishment of an investment  account for which a comprehensive  "wrap fee" is imposed. Class A shares of Diversified Income, High Yield and Income Opportunity
Funds may also be purchased at NAV when the purchase is made by retirement plans that (i) buy shares of the Security  FundsSM worth  $500,000 or more;  (ii) have
100 or more eligible employees at the time of purchase;  (iii) certify that they expect to have annual plan  purchases of shares of Security Funds of $200,000 or
more;  (iv)  are  provided   administrative   services  by  certain  third-party
administrators  that have entered into a special  service  arrangement  with the
Security  Funds  relating  to such  plans or (v)  have at the time of  purchase, aggregate  assets  of at  least  $1,000,000.  Purchases  made  pursuant  to this provision may be subject to a deferred  sales charge of up to 1% in the event of a redemption within one year of the purchase.

The  Distributor  must be notified when a purchase is made that qualifies  under any of the above provisions.

PURCHASES  FOR   EMPLOYER-SPONSORED   RETIREMENT  PLANS  --  Security  Financial
Resources,  Inc.,  an  affiliated  company  of  the  Distributor,   offers  plan
recordkeeping  services on a fee basis to  employer-sponsored  retirement plans.
Employer-sponsored  retirement  plans that have  entered  into an  agreement  to receive such services from Security Financial Resources, Inc. may purchase Class
A shares of Diversified Income Fund, High Yield Fund and Income Opportunity Fund
at NAV under  certain  circumstances.  Such plans would first  purchase  Class C shares of the  Diversified  Income Fund,  High Yield Fund or Income  Opportunity
Fund for an  initial  period of time that  would vary with the size of the plan, amount of assets  flowing  into the plan and level of  service  provided  by the dealer.  After that initial period of time has elapsed,  the plan would exchange at NAV existing  Class C shares for Class A shares of  Diversified  Income Fund,
High Yield Fund or Income  Opportunity  Fund, and new purchases  under the plans would be made in Class A shares at NAV.

The  schedule  below sets forth the amount of time that  retirement  plan assets would  remain  invested  in Class C shares  before  they would be  eligible  for exchange to Class A shares of Diversified Income Fund, High Yield Fund or Income
Opportunity  Fund.  The schedule below also sets forth the  commissions  paid to dealers in connection with sales of Diversified  Income Fund, High Yield Fund or
Income  Opportunity  Fund shares with respect to such  retirement  plans,  which commissions  replace those  normally  paid in  connection  with sales of Class C shares.

================================================================================
                              NUMBER OF YEARS    COMMISSION BY YEAR OF PURCHASE*
                                INVESTED IN      -------------------------------
   ELIGIBLE PLANS             CLASS C SHARES     1       2      3      4      5+
--------------------------------------------------------------------------------
Less than $1.5 mil. in
assets or $400,000 in flow       8 years         5%      4%     3%     2%     1%
--------------------------------------------------------------------------------
Less than $1.5 mil. in
assets or $400,000 in flow       8 years         6%      4%     2%     1%     1%
--------------------------------------------------------------------------------
Less than $5 mil. in
assets or $1 mil. in flow        6 years         4%      3%     2%     1%     1%
--------------------------------------------------------------------------------
Less than $5 mil. in
assets or $1 mil. in flow        5 years         3%      2%     1%     1%     1%
--------------------------------------------------------------------------------
Less than $10 mil. in
assets or $2 mil. in flow        3 years         2%      1%     1%     1%     1%
--------------------------------------------------------------------------------
Less than $10 mil. in
assets or $2 mil. in flow        0 years**       1%+     1%     1%     1%     1%
--------------------------------------------------------------------------------
*The commission is a percentage of the amount invested.  The year of purchase is measured  from  the  date  of  the  plan's  initial  investment  in  the  Fund.
 Notwithstanding  the  foregoing  schedule,  if 50% or more of the  plan  assets allocated to the Fund is redeemed within the four-year  period beginning on the date  of the  plan's  initial  investment  in the  Fund,  the  commission  will immediately drop to 1% for all subsequent purchases.
================================================================================

The Distributor may also enter into  arrangements with dealers whereby it agrees to "annualize" the first-year  commission expected to be paid on the purchase of
Diversified  Income Fund, High Yield Fund or Income  Opportunity  Fund shares by retirement plans receiving plan  recordkeeping  services from Security Financial
Resources, Inc. Such arrangements will typically provide for an up-front payment by the Distributor to the dealer of a specified  percentage of the  first-year's expected commissions attributable to a particular retirement plan.

In some circumstances,  a retirement plan that was not previously receiving plan recordkeeping services from Security Financial Resources,  Inc. may transfer its assets  in  an  arrangement  where  it  does  receive  such  services.  In  such
circumstances,   the  Distributor  may  pay  the  dealer  a  commission  on  the transferred assets that is different from the commission  otherwise set forth in the table above, but typically not in excess of 1.25% of the transferred amount.

In addition to the commissions  set forth above,  dealers will receive a service fee payable beginning in the 13th month following the plan's initial investment.
The  Distributor  pays  service  fees  quarterly,  in an  amount  equal to 0.25%
annually  of the  average  daily  NAV of  Class  C  shares  sold by  dealers  in
connection  with  such   employer-sponsored   retirement   plans  and  remaining
outstanding on the books of Diversified  Income Fund,  High Yield Fund or Income
Opportunity Fund.

ACCUMULATION PLAN

Investors  in  Diversified  Income,  High Yield or Income  Opportunity  Fund may
purchase  shares on a periodic basis under an  Accumulation  Plan which provides for an initial  investment of $100 minimum,  and  subsequent  investments of $20 minimum at any time. An Accumulation Plan is a voluntary  program,  involving no obligation to make periodic investments, and is terminable at will. Payments are made by  sending  a check to the  Distributor  who  (acting  as an agent for the dealer) will purchase whole and  fractional  shares of the Funds as of the close of business on the day such payment is received. A confirmation and statement of account will be sent to the investor following each investment. Certificates for whole shares will be issued upon  request.  No  certificates  will be issued for fractional shares which may be withdrawn only by redemption for cash.

Investors may choose to use an Automatic  Investment Plan (automatic bank draft)
to make  their  Fund  purchases.  There is no  additional  charge  for  using an
Automatic  Investment  Plan.  Withdrawals may occur up to 3 business days before the date scheduled to purchase Fund shares.  An application may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

A Systematic  Withdrawal  Program may be established by shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual or annual payments of
$25 or more.  A Program  may also be based  upon the  liquidation  of a fixed or variable  number of  shares  provided  that the  minimum  amount  is  withdrawn.
However, the Funds do not recommend this (or any other amount) as an appropriate withdrawal.  Shares  with a  current  offering  price of  $5,000 or more must be deposited with the Investment  Manager acting as agent for the shareholder under the Program. There is no service charge on the Program as the Investment Manager pays the costs involved.

Sufficient  shares will be liquidated at NAV to meet the specified  withdrawals.
Liquidation   of  shares  may  deplete  or  possibly  use  up  the   investment,
particularly in the event of a market decline.  Payments cannot be considered as actual  yield or income  since part of such  payments is a return of capital and may  constitute  a  taxable  event  to the  shareholder.  The  maintenance  of a
Withdrawal   Program   concurrently  with  purchases  of  additional  shares  of
Diversified   Income,   High   Yield  or  Income   Opportunity   Fund  would  be
disadvantageous  because  of the sales  commission  payable  in  respect to such purchases.  During the withdrawal  period, no payments will be accepted under an
Accumulation  Plan.  Income  dividends  and  capital  gains   distributions  are
automatically  reinvested  at NAV. If an investor  has an  Accumulation  Plan in effect,  it must be  terminated  before a Systematic  Withdrawal  Program may be initiated.

The shareholder receives  confirmation of each transaction showing the source of the payment and the share  balance  remaining in the  Program.  A Program may be terminated  on  written  notice by the  shareholder  or the  Funds,  and it will terminate  automatically  if all shares are  liquidated  or  withdrawn  from the account.

A  shareholder  may  establish a Systematic  Withdrawal  Program with respect to
Class B or Class C shares without the  imposition of any  applicable  contingent deferred  sales charge,  provided that such  withdrawals  do not in any 12-month period,  beginning  on the date the  Program is  established,  exceed 10% of the value  of the  account  on  that  date  ("Free  Systematic  Withdrawals").  Free
Systematic  Withdrawals are not available if a Program  established with respect to Class B or Class C shares  provides for  withdrawals  in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program  would be subject to any  applicable  contingent  deferred  sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that  are not  subject  to the  contingent  deferred  sales  charge  and then by redeeming  shares  held  the  longest.  The  contingent  deferred  sales  charge applicable  to a redemption  of Class B or Class C shares  requested  while Free
Systematic  Withdrawals  are being made will be  calculated  as described  under
"Calculation  and Waiver of  Contingent  Deferred  Sales  Charges." A Systematic
Withdrawal form may be obtained from the Funds.

INVESTMENT MANAGEMENT

Security Management Company,  LLC, One Security Benefit Place,  Topeka,  Kansas,
has served as  investment  adviser to Income  Fund and Cash Fund,  respectively, since  September  14, 1970 and June 23, 1980.  The current  Investment  Advisory
Contract  for each of Income Fund and Cash Fund is dated  November 1, 1999.  The
Investment  Manager  also acts as  investment  adviser to Security  Equity Fund,
Security  Large Cap Value Fund,  Security Mid Cap Growth Fund and SBL Fund.  The
Investment Manager is a limited liability company controlled by its members, SBL and Security Benefit Corporation  ("SBC"). SBC is incorporated under the laws of
Kansas and is  wholly-owned  by Security  Benefit  Mutual Holding  Company,  One
Security Benefit Place, Topeka,  Kansas 66636-0001.  SBL, a stock life insurance company  incorporated  under  the laws of  Kansas  and is  wholly-owned  by SBC.
Security   Benefit   Mutual  Holding   Company,   which  is  controlled  by  SBL
policyholders.  SBC together  with its  subsidiaries,  has  approximately  $11.2 billion of assets under management.

Pursuant to the Investment Advisory Contracts,  the Investment Manager furnishes investment advisory,  statistical and research services to the Funds, supervises and arranges for the  purchase  and sale of  securities  on behalf of the Funds, provides  for the  maintenance  and  compilation  of records  pertaining  to the investment advisory functions, and also makes certain guarantees with respect to the Funds' annual expenses. The Investment Manager guarantees that the aggregate annual  expenses of the  respective  Funds  (including  for any fiscal year, the
management  fee,  but  excluding   interest,   taxes,   brokerage   commissions,
extraordinary  expenses and Class B and Class C distribution fees) shall not for
Diversified Income,  Income Opportunity and High Yield Funds exceed the level of expenses which the Fund is permitted to bear under the most restrictive  expense limitation  imposed by any state in which shares of the Fund are then  qualified for sale and shall not for Cash Fund exceed 1% of the Fund's  average net assets for the year. (The  Investment  Manager is not aware of any state that currently imposes limits on the level of mutual fund  expenses.)  The  Investment  Manager will contribute such funds or waive such portion of its management fee as may be necessary to insure that the aggregate expenses of the Funds will not exceed the guaranteed maximum.

For  services  provided  to the Funds,  the  Investment  Manager is  entitled to receive  compensation  on an annual  basis equal to 0.35% of the  average  daily closing value of the Diversified Income Fund's net assets,  0.50% of the average daily  closing  value of Cash  Fund's net  assets,  0.60% of the  average  daily closing  value of the High Yield  Fund's net  assets,  and 0.80% of the  average daily net assets of Income  Opportunity  Series of $200  million  or less,  plus
0.70% of the average daily net assets of Income  Opportunity Series of more than
$200 million,  each computed on a daily basis and payable monthly.  For the year ended  December 31, 2004,  total  expenses  were reduced to 0.95% of the average daily net assets of the Class A shares and 1.70% of the average daily net assets of the Class B and Class C shares of the Diversified Income Fund.

Each Fund will pay all of its expenses not assumed by the Investment  Manager or the  Distributor  including  organization  expenses;  directors'  fees; fees and expenses of custodian; taxes and governmental fees; interest charges; membership dues; brokerage commissions; reports; proxy statements; costs of shareholder and other  meetings;  any  distribution  fees;  and legal,  auditing and  accounting expenses.  Each Fund will also pay for the preparation  and  distribution of the
Prospectus  to  its  shareholders  and  all  expenses  in  connection  with  its registration  under  federal  and  state  securities  laws.  Each  Fund will pay nonrecurring expenses as may arise, including litigation affecting it.

The Investment Advisory Contracts between Security  Management Company,  LLC and
Income Fund and Cash Fund,  are each dated  November 1, 1999.  The contracts are renewable  annually by the Funds'  Board of Directors or by a vote of a majority of a Fund's  outstanding  securities  and, in either event, by a majority of the board who are not  parties to the  contract  or  interested  persons of any such party. The contracts provide that they may be terminated  without penalty at any time by either party on 60 days' notice and are automatically  terminated in the event of assignment.

Pursuant to Fund Accounting and  Administration  Agreements with the Funds dated as of March 31, 2004,  the  Investment  Manager also acts as the  administrative agent  for the  Funds  and as such  performs  administrative  functions  and the bookkeeping,  accounting and pricing functions for the Funds. For these services the  Investment  Manager  receives,  on an annual  basis,  a fee of 0.09% of the average net assets of Diversified  Income,  High Yield and Cash Funds and 0.145%
of the average net assets of Income  Opportunity  Fund, or if greater,  $25,000, calculated daily and payable monthly.

Pursuant to Transfer Agency Agreements with the Funds also dated as of March 31,
2004, the Investment  Manager also acts as the transfer agent for the Funds.  As such, the  Investment  Manager  performs all  shareholder  servicing  functions, including  transferring  record  ownership,  processing  purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend  disbursing  agent. For these services,  the Investment  Manager receives  from each Fund:  (1) an annual  maintenance  fee of $8.00 per  account
($6.50 per account with respect to accounts  which are Matrix Level III pursuant to the NSCC  networking  systems  and $5 per  account  with  respect  to  closed accounts that are maintained on the transfer agency  system),  (2) a transaction fee of $1.10 per shareholder transaction ($0.60 per transaction for Matrix Level
III  accounts),  and (3) a fee to open an account of $4.00 per new account.  For purposes of calculating the annual maintenance fee, the shareholder transaction and dividend  transaction fee, the Investment Manager is permitted to count as a shareholder,  each person that holds a beneficial  interest in the Funds through an omnibus account provided that the Investment Manager is paying a third party,
such  as  a  bank,   insurance   company  or   third-party   administrator   for
sub-administration,  sub-accounting  and/or sub-transfer agency fees for keeping individual shareholder records.

The Investment  Management Agreement has been approved by the Board of Directors with respect to each Fund. In determining  whether it was appropriate to approve the Agreement,  the Board of Directors  requested  information,  provided by the
Investment  Manager,  that it believed to be  reasonably  necessary to reach its conclusion. The Board of Directors carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.  Based on its review of the  information  requested and provided,  the Board of Directors  determined that the Agreement is consistent  with the best  interests of each Fund to which it applies and its  shareholders,  and enables each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of
the  Funds  and  their   shareholders.   The  Board  of  Directors   made  these
determinations on the basis of the following considerations, among others:

1.  The  investment  advisory fees payable to the  Investment  Manager under the
    Agreement  are fair and  reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Investment
    Manager's relationship with the Funds, and the comparability of the proposed fee to fees paid by comparable mutual funds;

2.  The nature,  quality and extent of the investment advisory services expected to be  provided  by the  Investment  Manager,  in light of the high  quality services  provided  to the other  mutual  funds  advised  by the  Investment
    Manager and their  historic  performance,  including  achievement  of stated
    investment objectives;

3.  The  Investment  Manager's   representations   regarding  its  staffing  and
    capabilities to manage the Funds,  including the retention of personnel with significant portfolio management experience;

4.  The Investment  Manager's  entrepreneurial  commitment to the management and success  of the  Funds,  which  could  entail a  substantial  commitment  of resources to the successful operation of the Funds; and

5.  The overall high quality of the personnel,  operations, financial condition, investment management  capabilities,  methodologies,  and performance of the
    Investment Manager.

6.  Fall-out benefits  received by the Investment  Manager from its relationship with the Funds;

7.  Economies of scale received by the Funds; and

8.  The Investment Manager's system for measuring and monitoring performance.

Accordingly,  in light of the above  considerations  and such other  factors and information it considered relevant,  the Board of Directors unanimously approved the Agreement with respect to each Fund.

During the fiscal years ended December 31, 2004,  2003, and 2002, the Funds paid the following amounts to the Investment Manager for its services.

================================================================================
                                                          ADMINIS-     TRANSFER
                 INVESTMENT                 INVESTMENT    TRATIVE       AGENCY
                  ADVISORY    REIMBURSE-     ADVISORY     SERVICE      SERVICE
                    FEES       MENT OF         FEES        FEES          FEES
                  PAID TO     EXPENSES BY   WAIVED BY     PAID TO      PAID TO
                 INVESTMENT   INVESTMENT    INVESTMENT   INVESTMENT   INVESTMENT
FUND      YEAR    MANAGER      MANAGER       MANAGER      MANAGER      MANAGER
--------------------------------------------------------------------------------
Diversi-  2004    $333,499     $104,207        $0         $95,497      $258,403
fied      2003     344,933       92,883         0          88,699       266,341
Income    2002     301,267       65,883         0          77,471       207,819
Fund
--------------------------------------------------------------------------------
High      2004     235,791            0         0          42,987       144,425
Yield     2003     111,340            0         0          16,701        21,215
Fund      2002      63,314            0         0           9,497        12,932
--------------------------------------------------------------------------------
Income    2004     345,137            0         0          65,705        17,230
Oppor-    2003         N/A          N/A        N/A            N/A           N/A
tunity    2002         N/A          N/A        N/A            N/A           N/A
--------------------------------------------------------------------------------
Cash      2004     257,819      140,181         0          42,341       246,450
Fund      2003     341,524      101,391         0          30,738       314,893
          2002     327,577       48,784         0          29,483       251,036
================================================================================

During the fiscal years ended December 31, 2004, 2003 and 2002, the Investment
Manager paid the following amounts for Sub-Advisory services.

================================================================================
                            SUB-ADVISORY FEES PAID
                          ----------------------------
         FUND              2002      2003      2004                TO:
--------------------------------------------------------------------------------
Income Opportunity Fund       N/A       N/A   $235,311    Four Corners Capital
                                                          Management, LLC
================================================================================

The following persons are affiliated with the Funds and also with the Investment
Manager in these capacities:

================================================================================
                                                       POSITIONS WITH SECURITY
NAME                       POSITIONS WITH THE FUNDS    MANAGEMENT COMPANY, LLC
--------------------------------------------------------------------------------
Michael G. Odlum           President and Director      President and Managing
                                                         Member Representative
--------------------------------------------------------------------------------
Amy J. Lee                 Secretary                   Secretary
--------------------------------------------------------------------------------
Brenda M. Harwood          Treasurer                   Assistant Vice President
                                                         and Treasurer
--------------------------------------------------------------------------------
Steven M. Bowser           Vice President              Vice President and Senior
                                                         Portfolio Manager
--------------------------------------------------------------------------------
David G. Toussaint         Vice President              Assistant Vice President
                                                         and Portfolio Manager
--------------------------------------------------------------------------------
Christopher L. Phalen      Vice President              Assistant Vice President
                                                         and Portfolio Manager
--------------------------------------------------------------------------------
Christopher D. Swickard    Assistant Secretary         Assistant Secretary
================================================================================

SUB-ADVISERS

The Investment Manager has engaged Four Corners Capital  Management,  LLC ("Four
Corners"),  515 S. Flower Street, Suite 4310, Los Angeles,  California 90071, to
provide  investment  advisory services to Income  Opportunity Fund pursuant to a sub-advisory agreement dated as of February 1, 2004. Pursuant to this agreement,
Four Corners furnishes investment advisory, statistical and research facilities, supervises  and  arranges for the  purchase  and sale of  securities,  including
Senior  Loans,  on  behalf  of  Income  Opportunity  Fund and  provides  for the compilation  and maintenance of records  pertaining to such investment  advisory services,  subject  to the  control  and  supervision  of the  Fund's  Board  of
Directors and the Investment Manager. For such services,  the Investment Manager pays Four  Corners an amount  equal on an annual  basis to 0.50% of the  average daily net assets of Income  Opportunity  Fund of $75 million or less, plus 0.40%
of such assets of more than $75 million up to $200  million,  plus 0.35% of such assets of more than $200 million.  The sub-advisory  agreement may be terminated without  penalty at any time by the Investment  Manager or by vote of a majority of the  Board of  Directors  of the  Income  Opportunity  Fund,  or by vote of a majority of the outstanding  voting  securities of the Fund, on 60 days' written notice and is automatically  terminated in the event of its assignment or in the event that the Investment  Advisory Contract between the Investment  Manager and the Fund is terminated,  assigned or not renewed. Four Corners may terminate the sub-advisory  agreement  without  penalty  on 90  days'  written  notice  to the
Investment  Manager and the Fund. Four Corners was established in 2001 and as of
December 31, 2004, managed and advised approximately $1.9 billion in assets.

The sub-advisory  agreements with Four Corners has been approved by the Board of
Directors.  In determining whether it was appropriate to approve the agreements, the Board of Directors requested information, provided by the Investment Manager and by the  sub-adviser,  as  appropriate,  that it  believed  to be  reasonably necessary to reach its conclusion.  The Board of Directors  carefully  evaluated this  information,  and  was  advised  by  legal  counsel  with  respect  to its deliberations.  Based on its review of the  information  requested and provided, the Board of Directors determined that the agreement is consistent with the best interests of the Income  Opportunity Fund and its shareholders,  and enables the
Fund to receive high quality services at a cost that is appropriate, reasonable, and in the  best  interests  of the  Fund  and its  shareholders.  The  Board of
Directors   made   these   determinations   on  the   basis  of  the   following
considerations, among others:

1.  The investment  advisory fees payable to the sub-adviser under the agreement is fair  and  reasonable  in  light  of the  services  to be  provided,  the anticipated costs of these services, the profitability (actual or estimated)
    of  the   Investment   Manager's   relationship   with  the  Fund,  and  the
    comparability of the fees paid by comparable mutual funds;

2.  The nature,  quality and extent of the investment advisory services expected to be provided by Four Corners;

3.  The Investment  Manager's and the  sub-adviser's  representations  regarding their respective  staffing and  capabilities to manage the Funds,  including the retention by the  sub-adviser  of personnel with  significant  portfolio management experience;

4.  The sub-adviser's  entrepreneurial  commitment to the management and success of the Fund, which could entail a substantial commitment of resources to the successful operation of the Fund;

5.  The overall high quality of the personnel,  operations, financial condition, investment management  capabilities,  methodologies,  and performance of the sub-advisers;

6.  Fall-out  benefits  received by the Investment  Manager and the sub-advisers from the relationship with the Fund;

7.  The Investment  Manager's  system for measuring and monitoring  performance;
    and

8.  The  sub-adviser's  experience  in  investing  in the  type  of  securities, including Senior Loans, in which the Income  Opportunity Fund is expected to invest.

Accordingly,  in light of the above  considerations  and such other  factors and information it considered relevant,  the Board of Directors unanimously approved the sub-advisory agreement with respect to the Income Opportunity Fund.

PORTFOLIO  MANAGEMENT -- The Diversified  Income,  High Yield and Cash Funds are
managed by the Investment  Manager's  Fixed Income Team with portfolio  managers being responsible for the day-to-day  management of each particular Fund. Steven
M.  Bowser,  Vice  President  and Senior  Portfolio  Manager  of the  Investment
Manager, has had day-to-day  responsibility for managing Diversified Income Fund since 1995.  Christopher  L. Phalen,  Assistant  Vice  President  and  Portfolio
Manager of the  Investment  Manager,  has served as  co-manager  of  Diversified
Income Fund since May 2000.  David G.  Toussaint,  Assistant  Vice President and
Portfolio Manager of the Investment Manager,  has had day-to-day  responsibility for managing High Yield Fund since April 2000.  Michael P. McAdams and Robert I.
Bernstein, portfolio manager of Four Corners, have had day-to-day responsibility for managing the Income Opportunity Fund since its inception in March 2004.

STEVEN M.  BOWSER,  Vice  President  and Senior  Portfolio  Manager,  joined the
Investment  Manager in 1992.  Prior to joining the  Investment  Manager,  he was
Assistant Vice  President and Portfolio  Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992.  He was  employed at the  Federal  Reserve  Bank of
Kansas City in 1988 and began his career  with the Farm Credit  System from 1982 to 1987,  serving as a Senior  Financial  Analyst and Assistant  Controller.  He
graduated  with a Bachelor of Science  degree from Kansas  State  University  in
1982. He is a Chartered Financial Analyst charterholder.

CHRISTOPHER L. PHALEN,  Assistant Vice President and Portfolio  Manager,  joined the  Investment  Manager  in 1997.  Prior to 1997,  he was with  Sprint PCS as a pricing analyst. Prior to joining Sprint PCS in 1997, Mr. Phalen was employed by
Security Benefit Group,  Inc. Mr. Phalen graduated from the University of Kansas with a bachelor  of  business  administration  and  accounting  degree.  He is a
Chartered Financial Analyst charterholder with 5 years investment experience.

DAVID G. TOUSSAINT,  Assistant Vice President and Portfolio Manager,  joined the
Investment Manager in 2000. Prior to joining the Investment Manager, he was with
Allstate  Insurance  Company  as an  investment  analyst  and  served in various managerial  positions in their  investment  operations  group. Mr. Toussaint has eleven  years of  investment  experience  and is a Chartered  Financial  Analyst charterholder. In addition, Mr. Toussaint holds a CPA certificate. Mr. Toussaint earned a Bachelor of Arts degree in Economics from the University of Illinois, a
Master of Science  degree in  Accountancy  from DePaul  University and an M.B.A.
from the University of Chicago.

MICHAEL P. MCADAMS,  President and Chief Executive Officer of Four Corners,  has
been the  co-manager  of Income  Opportunity  Fund since its  inception in March
2004. He has over 23 years of investment  experience.  Mr.  McAdams  established
Four  Corners  in 2001.  From 1995  until  2001,  he served in the  capacity  of president,  chief executive officer and chief investment  officer of ING Capital
Advisors,  LLC, an institutional  money manager focused  exclusively on managing portfolios of Senior Loans.  From 1988 until 1995, he was the portfolio  manager for the  Pilgrim  Prime Rate Trust  (now known as the ING Prime Rate  Trust),  a
closed-end   investment  company  with  investment   objectives  and  strategies
comparable to those of the Income Opportunity Fund. Pilgrim Prime Rate Trust was
the first closed-end fund to invest  exclusively in Senior Loans. Mr. McAdams is a board member and former  Chairman and Vice  Chairman of the Loan  Syndications
and Trading  Association,  the Senior Loan  industry's  trade  association.  Mr.
McAdams  received  a  Bachelor  of Arts in  Finance  from the  California  State
University  at Fullerton in 1977 and his Masters of Business  Administration  in
Finance from the University of California Los Angeles in 1979.

ROBERT I. BERNSTEIN, Managing Director and Chief Credit Officer of Four Corners,
has been the co-manager of Income  Opportunity Fund since its inception in March
2004.  Mr.  Bernstein has been  actively  involved in the Senior Loan market for over 12 years.  Prior to joining Four Corners in 2001,  Mr.  Bernstein  was most recently a General Partner of The Yucaipa Companies, a Los Angeles-based private equity  investment  firm. He was previously a Vice President with Bankers Trust, and  served as an  infantry  officer in the U.S.  Marine  Corps.  Mr.  Bernstein received his B.B.A.  in Finance from Hofstra  University in 1984 and his Masters of Business Administration in Finance from the University of Chicago in 1986.

CODE OF ETHICS -- The Funds, the Investment Manager and the Distributor each has adopted a written  code of ethics  (the  "Code of  Ethics")  which  governs  the personal  securities  transactions  of "access  persons"  of the  Funds.  Access persons may invest in securities,  including securities that may be purchased or held by the Funds;  provided that they obtain prior clearance before engaging in securities transactions,  subject to certain exceptions,  including an exception for small transactions in large capitalization companies. Access persons include officers and directors of the Funds and  Investment  Manager and employees  that participate  in,  or  obtain  information  regarding,  the  purchase  or sale of
securities   by  the  Funds  or  whose  job   relates   to  the  making  of  any
recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by the Funds; (b)
is being  purchased or sold by the Funds;  or (c) is being offered in an initial public  offering.  Portfolio  managers,  research  analysts and traders are also prohibited  from  purchasing  or selling a security  within seven  calendar days before  or after a Fund that he or she  manages  trades  in that  security.  Any material  violation of the Code of Ethics is reported to the Board of the Funds.
The Board also  reviews  the  administration  of the Code of Ethics on an annual basis. In addition, each Sub-Adviser has adopted its own code of ethics to which the personal securities  transactions of its portfolio managers and other access persons are  subject.  The Code of Ethics is on public file with the  Securities and Exchange Commission and is available from the Commission.

PORTFOLIO MANAGERS

DIVERSIFIED INCOME FUND AND HIGH YIELD FUND --

DIVERSIFIED  INCOME  FUND.  Steven M. Bowser and  Christopher  L. Phalen are the
portfolio managers of the Investment  Manager who are primarily  responsible for the day-to-day management of Diversified Income Fund.

OTHER ACCOUNTS MANAGED.  The portfolio  managers  primarily  responsible for the day-to-day  management  of the  Diversified  Income Fund may also  manage  other registered  investment  companies,  other pooled  investment  vehicles and other accounts,  as indicated below. The following tables identify, as of December 31,
2004 (i) the  number  of,  and total  assets  of,  other  registered  investment companies,  pooled  investment  vehicles and other accounts managed and (ii) the total assets of such companies,  vehicles and accounts with respect to which the advisory fee is based on performance.

   ==========================================================================
                                                    PORTFOLIO MANAGERS
                                             --------------------------------
                                               STEVEN M.       CHRISTOPHER L.
                                                BOWSER             PHALEN
   --------------------------------------------------------------------------
   OTHER REGISTERED INVESTMENT COMPANIES
      Number                                       3                 1
      Total Assets                            $118 million     $55.4 million
   --------------------------------------------------------------------------
   OTHER POOLED INVESTMENT VEHICLES
      Number                                       1                 1
      Total Assets                           $14.9 million      $5.7 million
   --------------------------------------------------------------------------
   OTHER ACCOUNTS
      Number                                       1                 1
      Total Assets                            $2.6 billion      $1.7 billion
   ==========================================================================

As of December 31, 2004,  Diversified  Income Fund's portfolio  managers managed the  following  number of  accounts  in each of the  indicated  categories  with respect to which the advisory fee is based on the performance of the account. As
of  December  31,  2004,   portfolio  managers,   Mr.  Bowser  and  Mr.  Phalen,
beneficially owned no shares of the Diversified Income Fund.

   ==========================================================================
                                                    PORTFOLIO MANAGERS
                                             --------------------------------
                                               STEVEN M.       CHRISTOPHER L.
                                                BOWSER             PHALEN
   --------------------------------------------------------------------------
   OTHER REGISTERED INVESTMENT COMPANIES
      Number                                       2                 0
      Total Assets                           $17.5 million           0
   --------------------------------------------------------------------------
   OTHER POOLED INVESTMENT VEHICLES
      Number                                       0                 0
      Total Assets                                 0                 0
   --------------------------------------------------------------------------
   OTHER ACCOUNTS
      Number                                       0                 0
      Total Assets                                 0                 0
   ==========================================================================

OWNERSHIP OF FUND  SHARES.  As of December 31,  2004,  portfolio  managers,  Mr.
Bowser and Mr. Phalen,  beneficially  owned no shares of the Diversified  Income
Fund.

HIGH YIELD FUND.  David G. Toussaint is the portfolio  manager of the Investment
Adviser who is primarily  responsible for the day-to-day  management of the High
Yield Fund.

OTHER ACCOUNTS  MANAGED.  The portfolio  manager  primarily  responsible for the day-to-day  management  of the High Yield Fund may also manage other  registered investment  companies,  other pooled investment vehicles and other accounts,  as indicated below. The following tables identify,  as of December 31, 2004 (i) the number of, and total assets of, other registered  investment  companies,  pooled investment vehicles and other accounts managed and (ii) the total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

          ============================================================
                                                    PORTFOLIO MANAGER
                                                    ------------------
                                                    DAVID G. TOUSSAINT
          ------------------------------------------------------------
          OTHER REGISTERED INVESTMENT COMPANIES
             Number                                         1
             Total Assets                             $74.5 million
          ------------------------------------------------------------
          OTHER POOLED INVESTMENT VEHICLES
             Number                                         0
             Total Assets                                   0
          ------------------------------------------------------------
          OTHER ACCOUNTS
             Number                                         1
             Total Assets                              $2.3 million
          ============================================================

As of December  31,  2004,  the  portfolio  manager of the High Yield Fund,  Mr.
Toussaint,   managed  no  registered  investment  companies,  pooled  investment vehicles or other  accounts  with  respect to which the advisory fee is based on the  performance  of the  account.  As of  December  31,  2004,  Mr.  Toussaint, beneficially owned no shares of the High Yield Fund.

CONFLICTS OF INTEREST.  From time to time,  potential  conflicts of interest may arise between a portfolio manager's  management of the investments of the Series on the one hand, and the management of other  registered  investment  companies, pooled investment vehicles and other accounts  (collectively,  "other accounts")
on the other.  The other  accounts might have similar  investment  objectives or strategies  as a Series,  track the same indexes the Series  tracks or otherwise holds,  purchase,  or sell securities that are eligible to be held, purchased or sold by the Series.  The other  accounts  might also have  different  investment objectives or strategies than the Series.

ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for  managing  multiple  funds  and/or  accounts  may  devote  unequal  time and attention to the  management of those funds and/or  accounts.  As a result,  the portfolio  manager  may not be able to  formulate  as  complete  a  strategy  or identify equally attractive investment  opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.  The effects of this potential  conflict may be more pronounced where funds and/or accounts  overseen by a particular  portfolio manager have different investment strategies.

KNOWLEDGE  AND TIMING OF SERIES  TRADES.  A potential  conflict of interest  may arise  as a result  of the  portfolio  manager's  day-to-day  management  of the
Series.  Because of his or her position with the Series,  the portfolio  manager knows the size,  timing and possible market impact of the Series' trades.  It is theoretically  possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the
Series.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the portfolio  manager's  management of a number of accounts with  comparable investment  guidelines.  An investment  opportunity may be suitable for both the
Fund  and  other  accounts  managed  by the  portfolio  manager,  but may not be available in sufficient quantities for both the Series and the other accounts to participate  fully.  Similarly,  there  may be  limited  opportunity  to sell an investment held by the Series and another  account.  The Investment  Manager has adopted  policies  and  procedures  reasonably  designed to allocate  investment opportunities on a fair and equitable basis over time.

SELECTION  OF  BROKERS/DEALERS.  Portfolio  managers  may be able to  select  or influence  the  selection  of the brokers  and dealers  that are used to execute securities  transactions  for the funds and/or accounts that they supervise.  In addition  to  executing  trades,  some  brokers and  dealers  provide  portfolio managers  with  brokerage  and research  services (as those terms are defined in
Section 28(e) of the Securities  Exchange Act of 1934),  which may result in the payment  of higher  brokerage  fees than might  otherwise  be  available.  These services may be more  beneficial  to certain  funds or accounts  than to others.
Although the payment of brokerage commissions is subject to the requirement that the  portfolio  manager  determine  in  good  faith  that  the  commissions  are reasonable  in  relation to the value of the  brokerage  and  research  services provided to the fund,  a portfolio  manager's  decision as to the  selection  of brokers and dealers could yield  disproportionate  costs and benefits  among the funds and/or accounts that he or she manages.

PERFORMANCE  FEES. A portfolio  manager may advise certain accounts with respect to which  the  advisory  fee is based  entirely  or  partially  on  performance.
Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an  incentive  to allocate  the  investment opportunities  that he or she believes might be the most  profitable to accounts with a heavily performance-oriented basis of portfolio manager compensation.

COMPENSATION. The Investment Manager's portfolio managers are compensated with a combination of three components:

BASE COMPENSATION. A portfolio manager's base compensation is reviewed and fixed annually.  The  Investment  Manager  seeks to maintain base salary ranges at the median salary ranges of its national peer group (banks,  insurance companies and mutual fund companies) by utilizing  national surveys of financial  services and investment  management  markets to identify market  practices  regarding  salary levels to assist in developing  portfolio  manager  compensation and performance expectation benchmarks. Total cash compensation is targeted at the market median using a combination of base compensation and annual incentive plans.

ANNUAL  INCENTIVE.  A  portfolio  manager  may be paid an  annual  discretionary incentive based on short-term corporate performance,  business unit performance, and individual performance. Portfolio managers may also participate in an annual incentive  plan which is  determined  at the  beginning of each calendar year to establish  performance  criteria. A plan may include a variety of individual and group measures that combine quantitative and qualitative criteria.

Generally, portfolio managers incentive plans are based on the complexity of the funds they manage and their  direct  impact on  investment  management  results.
Plans  include a target and maximum  opportunity  level based on a percentage of base  compensation.  Plans vary from  targets of 40% of base  compensation  to a maximum of 125%.

A plan may  include a variety of  individual  and group  measures  that  combine quantitative and qualitative criteria. Factors used in the computation of annual incentive  plans are assigned  weights.  Factors are not required to be weighted equally  for  all  portfolio  managers.  Calculation  of a  portfolio  manager's incentive is formula-driven based on factor weight,  annual incentive target and maximum opportunity levels, and past performance against established performance criteria.  The result is then measured  against the portfolio  manager's  target performance  after  factoring  in  the  manager's  performance  above  threshold performance expectations, his or her maximum opportunity level target percentage and factor  weights.  A significant  portion of the  incentive  bonus awarded is based upon the one-year,  three-year and five-year  pre-tax gross performance of the portfolio  manager's accounts relative to the performance of the appropriate
Lipper peer group.

Also factored into portfolio  managers  compensation is a corporate  performance measure of net income  growth  relative to the  Investment  Manager's  corporate incentive plan. All  participants in the Investment  Manager's  annual incentive plan have at least 20% of their annual incentive tied to corporate  performance.
Further,  business unit measures measure one or more elements of performance for an operating unit, department,  or segment of the company. Business unit measure weights may vary from 5% to 15%, depending the duties of the portfolio manager.

LONG TERM INCENTIVE,  DEFERRED  COMPENSATION  AND PENSION AND RETIREMENT  PLANS.
Portfolio  managers  who are at the vice  president or higher level are eligible for the Investment  Manager's  long-term  incentive,  deferred  compensation and retirement and pension plans.  Under the long-term  incentive  plan,  awards are made based on corporate  performance  over the long-term and are not tied to the performance of individual funds. The deferred  compensation plan allows eligible participants to defer all or a designated  portion of their annual and long-term incentive awards. The Investment  Manager's  retirement and pension plan is open to all eligible  employees and is not specifically  designed or administered for portfolio managers.

INCOME  OPPORTUNITY  FUND -- Michael P. McAdams and Robert I.  Bernstein are the
principals  of Four Corners  Capital  Management  LLC ("Four  Corners")  who are
primarily  responsible for the day-to-day  management of the Income  Opportunity
Fund.

OTHER ACCOUNTS MANAGED. The portfolio managers who are primarily responsible for the day-to-day  management of the Income  Opportunity Fund may also manage other registered  investment  companies,  other pooled  investment  vehicles and other accounts,  as indicated below. The following tables identify, as of December 31,
2004 (i) the  number  of,  and total  assets  of,  other  registered  investment companies,  pooled  investment  vehicles and other accounts managed and (ii) the total assets of such companies,  vehicles and accounts with respect to which the advisory fee is based on performance.

  ===========================================================================
                                                   PORTFOLIO MANAGERS
                                            ---------------------------------
                                              MICHAEL P.         ROBERT I.
                                               MCADAMS           BERNSTEIN
  ---------------------------------------------------------------------------
  OTHER REGISTERED INVESTMENT COMPANIES
     Number                                       4                   4
     Total Assets                            $1.07 billion      $1.07 million
  ---------------------------------------------------------------------------
  OTHER POOLED INVESTMENT VEHICLES
     Number                                       2                   2
     Total Assets                           $308.6 million     $308.6 million
  ---------------------------------------------------------------------------
  OTHER ACCOUNTS
     Number                                       4                   4
     Total Assets                           $927.2 million     $927.2 million
  ===========================================================================

As of December  31,  2004,  the Income  Opportunity  Fund's  portfolio  managers managed the  following  number of accounts in each of the  indicated  categories with  respect  to which  the  advisory  fee is based on the  performance  of the account.

   ===========================================================================
                                                    PORTFOLIO MANAGERS
                                             ---------------------------------
                                               MICHAEL P.         ROBERT I.
                                                MCADAMS           BERNSTEIN
   ---------------------------------------------------------------------------
   OTHER REGISTERED INVESTMENT COMPANIES
      Number                                       0                   0
      Total Assets                                 0                   0
   ---------------------------------------------------------------------------
   OTHER POOLED INVESTMENT VEHICLES
      Number                                       21                 21
      Total Assets                           $308.6 million     $308.6 million
   ---------------------------------------------------------------------------
   OTHER ACCOUNTS
      Number                                       12                 12
      Total Assets                           $361.5 million     $361.5 million
   ===========================================================================

1.  The  accounts  have  components  that are based on  attaining  some level of performance (e.g., a "hurdle" rate of return). However, the primary advisory fee is based upon managed assets.

2.  The performance fee is a negative performance fee or a "rebate" of a portion of the management fee that is based upon managed assets.

CONFLICTS OF INTERESTS.  In general,  Four Corners  seeks to allocate  corporate loans to clients in a fair and equitable  manner to quickly and prudently create a  well-constructed,  fully invested  portfolio of corporate  loans.  Since Four
Corners'  clients  have  varying  investment  restrictions  and  because  of the constraining  mechanics  of the  corporate  loan  market,  allocation  of trades through  methods such as pro-rata  allocation are not feasible.  Therefore,  the allocation of corporate loans to various  accounts is generally based on factors such as the client's investment restrictions and objectives,  including expected liquidity  and/or  third  party  credit  ratings,  the  client's  acceptance  or rejection of prospective investments, if applicable, and the relative percentage of  invested  assets  of a  client's  portfolio,  among  others.  Assets  may be disproportionately  allocated to accounts during their initial  investment (ramp
up) period,  notwithstanding  that other accounts may also have assets available for investment.  Such disproportionate allocation to accounts during the ramp-up process may have a detrimental effect on other accounts.

Subject to the foregoing,  whenever Four Corners'  clients have available  funds for investment,  investments suitable and appropriate for each will be allocated in a manner  Four  Corners  believes  to be  equitable  to each,  although  such allocation  may result in a delay in one or more  client  accounts  being  fully invested that would not occur if an allocation to other client accounts were not made. Moreover,  it is possible that due to differing  investment  objectives or for other reasons,  Four Corners and its  affiliates may purchase  securities or loans of an issuer for one client and at  approximately  the same time recommend selling or sell the same or similar  types of  securities  or loans for  another client. For these and other reasons,  not all portfolios will participate in the gains  or  losses  experienced  by  other  portfolios  with  similar  investment objectives.

Four Corners may  aggregate  purchase or sale orders for loans in the  secondary market for clients.  Four Corners'  policy in the  aggregation of such orders is that the aggregation  benefits the clients and that the allocation be done under the policies described above. In addition,  all clients receiving allocations of an aggregated  order will incur an average price.  Four Corners will not receive additional  compensation  and  client  funds  will  not be  commingled  in  such aggregation.

In connection with the  acquisition of corporate  loans in primary  transactions
(i.e., where Four Corners participates on behalf of clients in the original loan syndication),  Four Corners may make  commitments  to purchase  loans for client accounts in amounts that exceed the amount  available for investment at the time of  anticipated  settlement  in the  expectation  that the  amount  that will be allocated to Four Corners'  clients will be less than the amount  committed.  In circumstances,  if any,  where the amount  actually  allocated to Four  Corners'
clients  in such  primary  transactions  exceeds  the assets  anticipated  to be available  for  investment on the  settlement  date for such  syndication,  Four
Corners will liquidate  portfolio  positions in amounts  necessary to settle the primary transaction.

COMPENSATION.  Messrs.  McAdams and Bernstein are principals of Four Corners and as such retain a certain level of ownership in the firm.  Their  compensation is the  combination  of a base  salary  and an annual  bonus that is based upon the profitability of Four Corners. In addition, each has received stock appreciation rights in the shares of Four Corners'  parent  company,  Macquarie Bank Limited, that vest over a set  schedule and are  exercisable  within a set period of time after vesting.

OWNERSHIP OF FUND  SHARES.  As of December 31,  2004,  portfolio  managers,  Mr.
McAdams  and  Mr.  Bernstein,   beneficially  owned  no  shares  of  the  Income
Opportunity Fund.

PROXY VOTING

The Board of Directors of each Fund has delegated to the Investment  Manager and the Sub-Adviser, with respect to the Fund that receives investment advice from a
Sub-Adviser,  the final  authority and  responsibility  for voting  proxies with respect to each Fund's underlying securities holdings.

With  respect  to the  Funds  that the  Investment  Manager  advises  without  a
Sub-Adviser,  the Investment Manager may retain outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate  governance.  The Investment Manager generally will vote in accordance with corporate  management's  recommendations on matters such as  uncontested  director  nominees  unless  such  nominees  have poor  records, ratification of accountants,  changing corporate names and similar matters,  and against  management's  recommendations  on matters such as proposals which would reduce the rights or options of shareholders,  reduce the value of shareholders'
investments,  poison pills or  provisions  requiring  supermajority  approval of mergers and other matters that are designed to limit the ability of shareholders to  approve  merger  transactions.  Other  matters,  such  as  finance,  merger, acquisition and restructuring proposals,  shareholder proposals and proposals to ratify or cancel golden or tin  parachutes,  may be evaluated on a  case-by-case basis, and the Investment Manager may vote for or against corporate management's recommendations on such matters.  The Investment Manager will monitor situations that may result in a potential  conflict of interest,  in  particular  between a
Fund's  shareholders  and the Investment  Manager or any of its affiliates or an affiliate  of the Funds.  In case of a  conflict,  the  Investment  Manager  has adopted  procedures  to ensure that the vote made is in the best interest of the
Fund and its shareholders.

With respect to the Income Opportunity Fund, its sub-adviser,  Four Corners, has adopted Proxy Voting Policies and Procedures that establish consistent practices for voting proxies, should Four Corners have occasion to do so. In general, Four
Corners  will  vote  proxies  in the  best  economic  interests  of  the  Income
Opportunity  Fund.  If the Fund  holds a  security  of an issuer  for which Four
Corners  manages the assets or the pension plan,  Four Corners will vote proxies relating  to such  securities  in order to avoid any  conflict of  interest,  or abstain from voting such proxies. If the Board of Directors of the Fund requests that Four Corners follow specific voting guidelines or additional guidelines for a particular vote, Four Corners will vote as requested by the Board.

The Funds will be required to file new SEC Form N-PX,  with their complete proxy voting  records for the 12 months ended June 30, no later than August 31 of each year.  The first filing of Form N-PX will be made no later than August 31, 2004, for the 12  month-period  ending  June 30 2004.  Once  filed,  the Form  will be
available   without  charge:   (1)  from  the  Fund,  upon  request  by  calling
1-800-888-2461; and (2) on the SEC's website at www.sec.gov.

DISTRIBUTOR

Security Distributors, Inc., a Kansas corporation and wholly-owned subsidiary of
Security Benefit Corporation,  serves as the principal underwriter for shares of
Diversified  Income,  High  Yield  and  Income  Opportunity  Funds  pursuant  to
Distribution Agreement dated March 27, 1984, as amended. The Distributor acts in such  capacity  on a  best-efforts  basis  and  offers  shares of the Funds on a continuous  basis.  The  Distributor  also  acts as  principal  underwriter  for
Security  Equity Fund,  Security  Large Cap Value Fund,  Security Mid Cap Growth
Fund and SBL Fund.

The  Distributor  receives a maximum  commission  on Class A Shares of 4.75% and allows a maximum discount of 4.0% from the offering price to authorized  dealers on Fund shares sold. The discount is alike for all dealers,  but the Distributor may increase it for specific periods at its discretion. Salespersons employed by dealers may also be licensed to sell insurance with SBL.

For the fiscal years ended  December 31, 2004,  December 31, 2003,  and December
31, 2002, the Distributor (i) received gross underwriting commissions on Class A shares, (ii) retained net underwriting  commissions on Class A shares, and (iii)
received contingent deferred sales charges on redemptions of Class B and Class C shares in the amounts set forth in the table below.

           ==========================================================
           GROSS UNDERWRITING COMMISSIONS
           ----------------------------------------------------------
                                          2004       2003       2002
           ----------------------------------------------------------
           Diversified Income Fund      $77,715    $15,877    $11,468
           High Yield Fund               11,998          0        917
           Income Opportunity Fund       14,026        N/A        N/A
           ==========================================================

           ==========================================================
           NET UNDERWRITING COMMISSIONS
           ----------------------------------------------------------
                                          2004       2003       2002
           ----------------------------------------------------------
           Diversified Income Fund      $47,885    $     0    $     0
           High Yield Fund                7,592          0        144
           Income Opportunity Fund       (6,005)       N/A        N/A
           ==========================================================

           ==========================================================
           COMPENSATION ON REDEMPTION
           ----------------------------------------------------------
                                          2004       2003       2002
           ----------------------------------------------------------
           Diversified Income Fund      $29,503    $34,643    $ 5,524
           High Yield Fund                6,051      6,552        217
           Income Opportunity Fund        3,371        N/A        N/A
           ==========================================================

The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such
transactions  and  any  commissions   shall  comply  with  requirements  of  the
Investment  Company Act of 1940 and all rules and  regulations of the Securities and Exchange Commission. The Distributor has not acted as a broker.

Each Fund's  Distribution  Agreement is renewable  annually either by the Funds'
Board  of  Directors  or by a  vote  of a  majority  of the  Fund's  outstanding securities, and, in either event, by a majority of the board who are not parties to the agreement or interested  persons of any such party. The agreements may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

Transactions in portfolio  securities shall be effected in such manner as deemed to be in the best  interest  of each  respective  Fund.  In  reaching a judgment relative  to the  qualifications  of a  broker  or  dealer  to  obtain  the best execution of a particular  transaction,  all relevant factors and  circumstances will be taken into account by the Investment  Manager or Sub-Adviser,  including consideration of the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, its responsiveness (which includes such things as the  willingness of the broker to commit capital and how
accommodative  the  brokers   representatives  are),  and  its  reliability  and
financial  condition.  The  Funds  do not  anticipate  that  they  will  incur a significant amount of brokerage  commissions because fixed income securities are generally  traded on a "net"  basis--that  is, in principal  amount  without the addition or deduction of a stated brokerage  commission,  although the net price usually  includes a profit to the dealer.  The Funds will deal directly with the selling or purchasing  principal without incurring charges for the services of a broker on its behalf  unless it is  determined  that a better price or execution may be  obtained  by  utilizing  the  services  of a broker.  The Funds also may purchase portfolio  securities in underwritings where the price includes a fixed underwriter's  concession or discount. Money market instruments may be purchased directly from the issuer at no commission or discount.

Portfolio  transactions  that  require a broker may be  directed  to brokers who furnish investment information or research services to the Investment Manager or
Sub-Adviser. Such investment information and research services include advice as to the value of  securities,  the  advisability  of investing in,  purchasing or selling  securities and the availability of securities and purchasers or sellers
of  securities,   and  furnishing   analyses  and  reports   concerning  issues,
industries,  securities,  economic factors and trends,  portfolio strategy,  and performance of accounts.  Such investment  information and research services may be furnished by brokers in many ways, including:  (1) on-line data base systems, the  equipment  for which is provided by the broker,  that enable  registrant to have real-time access to market information,  including quotations; (2) economic research  services,  such  as  publications,  chart  services  and  advice  from economists concerning macroeconomic  information;  and (3) analytical investment information concerning particular corporations.  If a transaction is directed to a broker supplying such information or services,  the transaction charges (i.e., a commission  or a charge that is deemed to be the  equivalent  of a commission)
paid for such  transaction may be in excess of the  transaction  charges another broker would have charged for  effecting  that  transaction,  provided  that the
Investment  Manager or Sub-Adviser  shall have determined in good faith that the transaction  charges are  reasonable in relation to the value of the  investment information or the research  services  provided,  viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager or Sub-Adviser with respect to all accounts as to which it exercises  investment discretion.  The Investment Manager or Sub-Adviser may use all, none, or some of such information and services in providing  investment advisory services to each of the mutual funds under its management, including the Funds.

In some cases, the computer and other equipment furnished by the broker may have additional  uses that are not related to the  investment  services  and research information.  In such cases, the Investment Manager or Sub-Adviser must allocate the value of the computer and other  equipment  into  research and  non-research categories.  Since that  portion  allocable  to  research  can be paid from Fund brokerage  commissions  rather  than  being  paid by the  Investment  Manager or
Sub-Adviser,  the  Investment  Manager or  Sub-Adviser  will have a conflict  of interest in making the allocation.  Finally, the investment services or research information provided to the Investment Manager or Sub-Adviser may be produced by parties other than the broker effecting the portfolio transaction.

In addition,  brokerage  transactions may be placed with broker/dealers who sell shares of the Funds managed by the Investment  Manager or Sub-Adviser who may or may not also provide investment information and research services.

The Funds may buy  securities  from, or sell  securities  to,  dealers acting as principals or market makers.  Except as noted below,  the Investment  Manager or
Sub-Adviser  generally  will  not  obtain  investment  information  or  research services in connection with such principal transactions.  The Investment Manager and relevant Sub-Adviser, however, may obtain investment information or research services in connection with riskless  principal  transactions  that are reported pursuant to certain NASD rules that ensure transparency as to security price and transaction  charges, or in connection with transactions in other markets having regulations that ensure comparable  transparency of security prices and charges.
In  addition,  the  Investment  Manager and  relevant  Sub-Adviser  may purchase investment  information or research  services in connection with  investments in underwritten  fixed price offerings  consistent  with the so-called  "Papilisky"
rules of the NASD.

Securities  held by the  Funds  may  also be held by other  investment  advisory clients of the Investment  Manager or Sub-Adviser,  including  other  investment companies.  In addition,  the Investment Manager's parent company, SBL, may also hold some of the same  securities as the Funds.  When  selecting  securities for purchase or sale for a Fund,  the Investment  Manager or Sub-Adviser  may at the
same time be purchasing or selling the same  securities  for one or more of such other accounts. Subject to the Investment Manager or Sub-Adviser's obligation to seek best execution,  such purchases or sales may be executed  simultaneously or
"bunched." It is the policy of the Investment  Manager and the  Sub-Advisers not to favor one  account  over the other.  Any  purchase  or sale  orders  executed simultaneously  (which may also  include  orders from SBL) are  allocated at the average  price and as nearly as  practicable  on a pro rata  basis  (transaction costs will also  generally be shared on a pro rata basis) in  proportion  to the amounts  desired to be purchased  or sold by each  account.  In those  instances where it is not  practical  to  allocate  purchase  or sale orders on a pro rata basis,  then the allocation will be made on a rotating or other equitable basis.
While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's  transaction,  it is believed that the procedure generally contributes to better overall execution of the  Funds'  portfolio  transactions.  The Board of  Directors  of the Funds has adopted  guidelines  governing  this procedure and will monitor the procedure to determine  that the  guidelines  are  being  followed  and  that  the  procedure continues  to be in the best  interest  of the Fund and its  shareholders.  With respect to the allocation of initial public offerings  ("IPOs"),  the Investment
Manager or Sub-Adviser  may determine not to purchase such offerings for certain of its clients (including  investment company clients) due to the limited number of shares  typically  available to the  Investment  Manager or Sub-Adviser in an
IPO.  Brokerage  commissions  were paid by the Funds for the year ended December
31,  2004 in the amount of $2,217,  December  31, 2003 in the amount of $225 and
December 31, 2002 in the amount of $562.

DETERMINATION OF NET ASSET VALUE

The NAV per share of each Fund is determined as of the close of regular  trading hours  on the  NYSE  (normally  3:00  p.m.  Central  time)  on each day that the
Exchange is open for  trading,  which is Monday  through  Friday  except for the following  dates when the Exchange is closed in observance of Federal  holidays:
New Year's Day,  Martin  Luther King,  Jr. Day,  Presidents'  Day,  Good Friday,
Memorial Day,  Independence Day, Labor Day,  Thanksgiving Day and Christmas Day.
The  determination  is  made  by  dividing  the  total  value  of the  portfolio securities  of each Fund,  plus any cash or other  assets  (including  dividends accrued  but not  collected),  less all  liabilities,  by the  number  of shares outstanding of the Fund.

Securities listed or traded on a national  securities exchange are valued at the last sale price.  If there are no sales on a particular day, then the securities are  valued at the last bid price.  All other  securities,  held by  Diversified
Income,  High  Yield  Funds and Income  Opportunity  Fund,  except as  otherwise provided herein, for which market quotations are readily  available,  are valued on the basis of the last current bid price.  If there is no bid price, or if the bid price is deemed to be  unsatisfactory  by the Board of  Directors,  then the securities  shall  be  valued  in good  faith  by such  method  as the  Board of
Directors  determines  will reflect fair market value.  Valuations of the Funds'
securities are supplied by a pricing service approved by the Board of Directors.

As  discussed  in  the  Funds'  Prospectus  and  this  Statement  of  Additional
Information,  the loans  (including  Senior  Loans) in which High Yield Fund and
Income  Opportunity  Fund invests are not listed on any  securities  exchange or board of trade.  Senior  Loans are  typically  bought and sold by  institutional investors in individually  negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers  exist. This market,  while having substantially grown in the past several years  generally has fewer trades and less  liquidity than the secondary markets  for other  types of  securities.  Some loans have few or no trades,  or trade infrequently,  and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information.  Because there is less reliable, objective data available,  elements of judgment may play a greater role in valuation of loans than for other types of securities.

Typically Senior Loans are valued using  information  provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular  Senior Loan or such valuation is deemed  unreliable, such loan is fair valued.  In fair  valuing,  consideration  is given to several factors,  which may include,  among others,  one or more of the  following:  the fundamental  business data relating to the issuer or borrower;  an evaluation of the forces which  influence the market in which these Senior Loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding;  credit quality and cash flow of issuer;  information as to any transactions in or offers for the holding;  price and extent of public trading in similar securities (or equity securities) of the issuer/borrower,  or comparable  companies;  coupon  payments;  quality,  value  and  saleability  of collateral  securing  the  loan;  business  prospects  of  the  issuer/borrower, including  any ability to obtain money or resources  from a parent or affiliate;
the sub-adviser's  and/or the market's assessment of the borrower's  management;
prospects for the borrower's  industry,  and multiples (of earnings  and/or cash flow) being paid for similar businesses in that industry; borrower's competitive position within the industry;  borrower's ability to access additional liquidity through public and/or private markets;  and other relevant factors. The Security
Income Fund's officers, under the general supervision of the Board of Directors, will  regularly  review  procedures  used by, and  valuations  provided  by, the pricing service for High Yield Fund and Income Opportunity Fund.

Cash Fund's  securities  are valued by the amortized  cost  valuation  technique which does not take into consideration unrealized gains or losses. The amortized cost  valuation  technique  involves  valuing  an  instrument  at its  cost  and thereafter  assuming a constant  amortization  to  maturity  of any  discount or premium  regardless of the impact of  fluctuating  interest  rates on the market value of the instrument.  While this method provides certainty in valuation,  it may result in periods  during which value,  as determined by amortized  cost, is higher  or  lower  than  the  price  Cash  Fund  would  receive  if it sold  the instrument.

During periods of declining  interest  rates,  the daily yield on shares of Cash
Fund computed as described  above may tend to be higher than a like  computation made by a fund with identical  investments utilizing a method of valuation based upon  market  prices and  estimates  of market  prices for all of its  portfolio instruments.  Thus, if the use of amortized  cost by Cash Fund resulted in lower aggregate  portfolio  value on a particular  day, a prospective  investor in the
Fund would be able to obtain a somewhat  higher  yield  than would  result  from investment in a fund  utilizing  solely market values and existing  investors in
Cash Fund would receive less  investment  income.  The converse would apply in a period of rising interest rates.

The use of amortized  cost and the  maintenance  of Cash Fund's per share NAV at
$1.00 is based on its  election  to operate  under the  provisions  of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Fund must maintain a dollar-weighted  average portfolio maturity of 90 days or less, purchase only instruments having remaining  maturities of thirteen months or less, and invest only in securities  which are determined by the Board of  Directors to present  minimal  credit risks and which are of high quality as determined by any major rating service,  or in the case of any instrument not so rated, considered by the Board of Directors to be of comparable quality.

The Board of Directors  has  established  procedures  designed to maintain  Cash
Fund's price per share, as computed for the purpose of sales and redemptions, at
$1.00.  These procedures include a review of the Fund's holdings by the Board of
Directors at such intervals as they deem  appropriate  to determine  whether the
Fund's NAV calculated using available market quotations  deviates from $1.00 per share based on amortized cost. If any deviation  exceeds 1/2 of 1%, the Board of
Directors will promptly consider what action, if any, will be initiated.  In the event the Board of Directors determines that a deviation exists which may result
in  material   dilution  or  other  unfair  results  to  investors  or  existing shareholders,  they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of some instruments in Cash Fund's portfolio  prior to maturity to shorten  average  Fund  maturity or  withholding dividends.  Cash Fund will use its best  efforts to maintain a constant  NAV per share of $1.00.  See  "Security  Cash Fund" and  "Dividends  and  Taxes."  Since
dividends from net investment income will be accrued daily and paid monthly, the
NAV per share of Cash Fund will ordinarily remain at $1.00, but the Fund's daily dividends will vary in amount.

Diversified Income Fund, High Yield Fund and Income Opportunity Fund may use the
amortized  cost  valuation  technique  utilized  by Cash  Fund for high  quality securities with maturities of 60 days or less. In addition,  Diversified Income,
High Yield and Income  Opportunity  Funds may use a similar  procedure  for such securities  having 60 days or less  remaining to maturity  with the value of the security on the 61st day being used rather than the cost.

HOW TO REDEEM SHARES

A shareholder may redeem shares at the NAV next determined after such shares are tendered  for  redemption.  The  amount  received  may be more or less  than the investor's cost,  depending upon the market value of the portfolio securities at the time of redemption.

Shares  will be redeemed on request of the  shareholder  in proper  order to the
Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1)
a written request for redemption  signed by all registered owners exactly as the account is registered,  including  fiduciary  titles, if any, and specifying the account  number and the dollar amount or number of shares to be redeemed;  (2) a guarantee of all signatures on the written  request or on the share  certificate or accompanying  stock power; (3) any share  certificates  issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment  Manager for redemption by corporations  or other  organizations, executors, administrators,  trustees, custodians or the like. Transfers of share ownership  are subject to the same  requirements.  A signature  guarantee is not required  for  redemptions  of $25,000 or less,  requested by and payable to all shareholders of record for an account,  to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution,  such as a bank,  broker,  credit  union,  national  securities  exchange  or  savings association.  The Investment  Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future.
To avoid delay in redemption or transfer,  shareholders  having questions should contact the Investment Manager.

The Articles of  Incorporation of Security Income Fund provide that the Board of
Directors, without the vote or consent of the shareholders,  may adopt a plan to redeem at NAV all shares in any  shareholder  account in which there has been no investment  (other than the  reinvestment  of income  dividends or capital gains distributions)  for the last six  months  and in which  there are fewer  than 50 shares  or such  fewer  number of  shares  as may be  specified  by the Board of
Directors.  Any plan of involuntary redemption adopted by the Board of Directors shall provide that the plan is in the economic best  interests of the Fund or is
necessary  to  reduce   disproportionately   burdensome  expenses  in  servicing
shareholder  accounts.  Such plan shall further  provide that prior notice of at least six months shall be given to a shareholder before involuntary  redemption, and that the  shareholder  will have at least six months from the date of notice to avoid  redemption  by  increasing  his or her account to at least the minimum number of shares  established  in the Articles of  Incorporation,  or such fewer shares as are specified in the plan.

The amount due on redemption,  will be the NAV of the shares next computed after the redemption  request in proper order is received by a Fund or its agent, less any applicable deferred sales charge, and, in the case of the Income Opportunity
Fund Class A Shares, any applicable redemption charge. In addition, shareholders of Cash Fund will receive any  undistributed  dividends,  including any dividend declared on the day of the redemption.  Payment of the redemption  price will be made by check (or by wire at the sole  discretion of the  Investment  Manager if wire  transfer  is  requested,  including  name and  address of the bank and the shareholder's  account number to which payment is to be wired) within seven days after  receipt  of the  redemption  request in proper  order.  The check will be mailed to the  shareholder's  registered  address  (or as  otherwise  directed).
Remittance  by wire (to a  commercial  bank  account in the same  name(s) as the shares are registered) or by express mail, if requested,  will be at a charge of
$20, which will be deducted from the redemption  proceeds.  Redemption  proceeds can be sent by electronic funds transfer,  free of charge,  to the shareholder's bank account.

Cash Fund offers redemption by check. If blank checks are requested on the Check
Writing Request form, the Fund will make a supply available. Checks for the Cash
Fund may be drawn  payable to the order of any payee (not to cash) in any amount of $100 or more. Checks may be cashed or deposited like any other check drawn on a bank.  When a check  is  presented  to the Fund for  payment,  it will  redeem sufficient  full and fractional  shares to cover the check.  Such shares will be redeemed at the price next calculated  following receipt of any check which does not exceed the value of the account. The price of Cash Fund shares may fluctuate from day-to-day and the price at the time of redemption,  by check or otherwise, may be less than the amount  invested.  Any check presented for payment which is more than the value of the account  will be  returned  without  payment,  marked
"Insufficient  Funds." A  shareholder  does not have the right to place stop pay orders on Cash Fund checks  written.  However,  the Fund may, at its discretion, agree to use reasonable  efforts to honor such  requests.  In the event that the
Fund  undertakes to stop a check,  its only obligation will be to use reasonable efforts  to do so and  neither  the  Fund  nor the  Investment  Manager  will be responsible for any loss or damage  resulting from the inability to stop payment on a check written by a shareholder. Each new shareholder will initially receive twelve  checks  free of charge and such  additional  checks as may be  required.
Since the amount available for withdrawal  fluctuates daily, it is not practical for a shareholder  to attempt to withdraw the entire  investment  by check.  The
Fund  reserves the right to  terminate  this service at any time with respect to existing as well as future shareholders. Redemption by check is not available if any shares are held in  certificate  form or if shares being  redeemed  have not been on the Fund's books for at least 15 days.

When  investing in the Funds,  shareholders  are  required to furnish  their tax identification  number  and  to  state  whether  or  not  they  are  subject  to withholding  for prior  underreporting,  certified under penalties of perjury as prescribed by the Internal  Revenue  Code.  To the extent  permitted by law, the redemption proceeds of shareholders who fail to furnish this information will be reduced by $50 to  reimburse  for the IRS penalty  imposed for failure to report the tax identification number on information reports.

Payment in cash of the amount due on redemption,  less any  applicable  deferred sales charge and/or redemption  charge,  for shares redeemed will be made within seven  days  after  tender,  except  that the  Funds  may  suspend  the right of redemption  during any period  when  trading on the NYSE is  restricted  or such
Exchange is closed for other than  weekends or  holidays,  or any  emergency  is deemed to exist by the  Securities  and Exchange  Commission.  When a redemption request is received in good order, the redemption  proceeds are deposited into a redemption  account  established by the Distributor and the Distributor  sends a check in the amount of redemption  proceeds to the shareholder.  The Distributor earns interest on the amounts maintained in the redemption account.  Conversely, the Distributor may cause payments to be made to the Funds in the case of orders for purchase of Fund shares before it actually receives federal funds.

In addition to the foregoing redemption  procedure,  the Funds repurchase shares from  broker/dealers  at the price determined as of the close of business on the day such offer is confirmed.  Dealers may charge a commission on the  repurchase of shares.

The repurchase or redemption of shares held in a  tax-qualified  retirement plan must be  effected  through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans.")

At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption  check  until  such time as they have  assured  themselves  that good payment  (e.g.,  cash or certified  check on a U.S. bank) has been collected for the  purchase  of such  shares,  which may take up to 15 days from the  purchase date.

TELEPHONE  REDEMPTIONS --  Shareholders  of the Funds may redeem  uncertificated shares  in  amounts  up to  $25,000  by  telephone  request,  provided  that the shareholder has completed the Telephone Redemption section of the application or a Telephone  Redemption form which may be obtained from the Investment  Manager.
The proceeds of a telephone redemption will be sent to the shareholder at his or her  address  as  set  forth  in  the  application  or in a  subsequent  written authorization. Once authorization has been received by the Investment Manager, a shareholder  may  redeem  shares  by  calling  the Funds at (800)  888-2461,  on weekdays (except  holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time.  Redemption  requests  received by  telephone  after the close of the NYSE
(normally  3:00 p.m.  Central  time) will be treated as if  received on the next business  day.  Telephone  redemptions  are not accepted  for IRA and  403(b)(7)
accounts.  A shareholder  who authorizes  telephone  redemptions  authorizes the
Investment  Manager  to act  upon the  instructions  of any  person  identifying themselves  as the owner of the account or the owner's  broker.  The  Investment
Manager has established procedures to confirm that instructions  communicated by telephone  are  genuine and will be liable for any losses due to  fraudulent  or unauthorized  instructions  if it  fails to  comply  with  its  procedures.  The
Investment  Manager's procedures require that any person requesting a redemption by  telephone  provide the  account  registration  and  number,  the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the
Investment Manager, nor the Distributor will be liable for any loss,  liability, cost  or  expense  arising  out of any  redemption  request  provided  that  the
Investment  Manager  complied  with its  procedures.  Thus,  a  shareholder  who authorizes telephone  redemptions may bear the risk of loss from a fraudulent or unauthorized  request.  The  telephone  redemption  privilege  may be changed or discontinued at any time by the Investment Manager or the Funds.

During periods of severe market or economic  conditions,  telephone  redemptions may be difficult to implement and  shareholders  should make redemptions by mail as described under "How to Redeem Shares."

REDEMPTION/EXCHANGE  CHARGE  -  INCOME  OPPORTUNITY  FUND -- The  activities  of investors who engage in frequent,  short-term  trading of a Fund's shares may be detrimental to shareholders.  As the Income Opportunity Fund may be particularly vulnerable to the activities of such investors,  a redemption  charge of 2% will be charged  with  respect to any Class A shares of the Income  Opportunity  Fund redeemed or  exchanged 90 days or less after the date they were  acquired.  This charge does not apply to (1) shares held in retirement  plans purchased from the
Investment  Manager or an affiliate or that are  administered  by the Investment
Manager or an affiliate, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA
and  money  purchase  pension   accounts,   (2)  shares  purchased  through  the
reinvestment of dividends or capital gains distributions,  or (3) redemptions in an amount less than $10,000.

For  convenience,  the  redemption  charge is referred  to as a charge,  but the overall  arrangement  in fact calls for payment in exchange for shares at 98% of net asset value. It thus is more accurately characterized as a reduced price for your shares than as a fee or charge.

The tax consequences of the redemption  charge are not entirely clear.  Although there is some authority to the effect that a fund would recognize taxable income in such  circumstances,  there is also authority,  which the Income  Opportunity
Fund intends to follow,  that a fund does not recognize  income.  It is possible that the Internal Revenue Service or other taxing authorities might successfully contest the Income  Opportunity Fund's tax treatment of this arrangement on this basis or for other reasons.

HOW TO EXCHANGE SHARES

Pursuant to  arrangements  with the  Distributor,  shareholders of the Funds may exchange  their shares for shares of another of the Funds,  or for shares of the other mutual funds distributed by the Distributor.  Such transactions  generally have the same tax  consequences  as  ordinary  sales and  purchases  and are not tax-free exchanges.

Shares of the Diversified  Income Fund,  High Yield Fund and Income  Opportunity
Fund may be  exchanged  for  shares of the same  class of  another  of the funds distributed by the Distributor or for shares of Cash Fund, which offers a single class of  shares.  Any  applicable  contingent  deferred  sales  charge  will be calculated from the date of the initial purchase without regard to the period of time during  which  shares were held in Cash Fund.  No service fee is  presently imposed on such exchanges;  however,  any applicable  redemption  charge will be imposed on an  exchange  of Income  Opportunity  Fund Class A shares held for 90 days or less.

Because Cash Fund does not impose a sales charge in connection with sales of its shares,  any exchange of Cash Fund shares  acquired  through direct  purchase or reinvestment  of dividends will be based upon the respective  NAVs of the shares involved next determined after the exchange is accepted, and a sales charge will be imposed equal to the sales charge that would be applicable if the shareholder were  purchasing  shares of the other Fund involved for cash. The amount of such sales charge will be paid by Cash Fund on behalf of the  exchanging  shareholder directly to the  Distributor  and the NAV of the shares being  exchanged will be reduced by a like amount.

Shareholders  making such  exchanges  must provide the  Investment  Manager with sufficient information to permit verification of their prior ownership of shares of one of the other Security Funds.  Shares of Cash Fund begin earning dividends on the day after the date an  exchange  into such shares is  effected.  Any such exchange is subject to the minimum  investment and  eligibility  requirements of each Fund. No service fee is presently imposed on such an exchange.

Exchanges may be  accomplished by submitting a written request to the Investment
Manager, One Security Benefit Place, Topeka,  Kansas 66636-0001.  Broker/dealers who process  exchange  orders on behalf of their  customers may charge a fee for their  services.  Such fee  would be in  addition  to any of the  sales or other charges  referred  to above  but may be  avoided  by  making  exchange  requests directly to the Investment  Manager.  Due to the high cost of exchange  activity and the  maintenance of accounts having a net value of less than $100, Cash Fund reserves  the right to totally  convert  the  account if at any time an exchange request results in an account being lowered below the $100 minimum.

An exchange of shares,  as described  above,  may result in the realization of a capital gain or loss for federal  income tax purposes,  depending on the cost or other value of the shares  exchanged.  No  representation  is made as to whether gain or loss would  result from any  particular  exchange or as to the manner of determining  the amount of gain or loss.  (See  "Dividends  and Taxes.")  Before effecting  any  exchange  described  herein,  the  investor may wish to seek the advice of a financial or tax adviser.

Exchanges of shares of the Funds may be made only in jurisdictions  where shares of the fund being acquired may lawfully be sold. More complete information about the other Security Funds,  including charges and expenses,  are contained in the current prospectus describing each fund. Shares that you may acquire pursuant to such  exchanges  may be  offered in other  prospectuses  than the shares you are contemplating  exchanging,  and you may pay different fees,  charges or expenses than those you are paying on the shares you are contemplating exchanging. Before exchanging  your shares for shares of another mutual fund that is distributed by the Distributor and offered through another  prospectus,  you should request the prospectus of the mutual fund into which you are  contemplating  exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging.

The exchange privilege may be changed or discontinued any time at the discretion of the  management  of the  Funds  upon 60 days'  notice  to  shareholders.  The exchange  privilege  is not  intended as a vehicle for  short-term  or excessive trading.  At the  discretion  of the  management  of the  Funds  upon  notice to shareholders, this privilege may be changed or discontinued at any time.

EXCHANGE BY TELEPHONE -- To exchange  shares by telephone,  a  shareholder  must have completed  either the Telephone  Exchange  section of the  application or a
Telephone Transfer  Authorization form which may be obtained from the Investment
Manager.  Authorization  must be on file  with  the  Investment  Manager  before exchanges may be made by telephone.  Once authorization has been received by the
Investment  Manager,  a shareholder  may exchange shares by telephone by calling the Funds at (800) 888-2461,  on weekdays (except holidays) between the hours of
7:00 a.m. and 6:00 p.m. Central time.  Exchange  requests  received by telephone after the close of the NYSE (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Shares which are held in certificate  form may not be exchanged by  telephone.  The  telephone  exchange  privilege is only permitted between accounts with identical  registration.  The Investment Manager
has  established  procedures  to  confirm  that  instructions   communicated  by
telephone  are  genuine and will be liable for any losses due to  fraudulent  or unauthorized  instructions,  if it fails to  comply  with  its  procedures.  The
Investment  Manager's  procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged,  and the names of the  Security  Funds from which and into which the  exchange is to be made,  and such  instructions  must be received on a recorded line.  Neither the Funds, the
Investment Manager, nor the Distributor will be liable for any loss,  liability, cost or expense  arising out of any request,  including any  fraudulent  request
provided  the  Investment   Manager  complied  with  its  procedures.   Thus,  a
shareholder who authorizes  telephone exchanges may bear the risk of loss from a fraudulent or unauthorized  request.  This telephone  exchange  privilege may be changed or  discontinued  at any time at the discretion of the management of the
Funds.  In  particular,  the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

The following  summarizes  certain federal income tax  considerations  generally affecting  the Funds and their  shareholders.  No  attempt  is made to present a detailed  explanation  of the tax treatment of the Funds or their  shareholders, and  the  discussion  here is not  intended  as a  substitute  for  careful  tax planning.  The  discussion  is based upon  present  provisions  of the  Internal
Revenue  Code of 1986,  as amended (the  "Code"),  the  regulations  promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult  their own tax advisors with regard to the federal tax  consequences  of the purchase,  ownership,  and  disposition  of Fund shares,  as well as the tax consequences  arising  under the laws of any state,  foreign  country,  or other taxing jurisdiction.

Each Fund intends to qualify  annually and to elect to be treated as a regulated investment  company  under the Internal  Revenue  Code of 1986,  as amended (the
"Code").  To qualify as a regulated  investment  company,  each Fund must, among other  things:  (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains  from  the sale or other  disposition  of  stock,  securities  or  foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its  holdings so that,  at the end of each quarter of the taxable  year,  (a) at least 50% of the market value of the Fund's assets is represented by cash,  cash items, U.S. Government securities,  the securities of other regulated investment companies,  and other  securities,  with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the  value  of the  Fund's  total  assets  and  10% of  the  outstanding  voting securities  of such issuer,  and (b) not more than 25% of the value of its total assets  is  invested  in the  securities  of any one  issuer  (other  than  U.S.
Government   securities  or  the  securities  of  other   regulated   investment
companies),  or of two or more issuers  which the Fund controls (as that term is defined in the relevant  provisions of the Code) and which are  determined to be engaged  in the same or  similar  trades  or  businesses  or  related  trades or businesses;  and  (iii)  distribute  at least  90% of the sum of its  investment company taxable income (which includes, among other items, dividends,  interest, and net short-term  capital gains in excess of any net long-term capital losses)
and its net tax-exempt  interest each taxable year.  The Treasury  Department is authorized to promulgate  regulations  under which foreign  currency gains would constitute  qualifying income for purposes of the Qualifying Income Test only if such gains are  directly  related to  investing  in  securities  (or options and futures with respect to  securities).  To date,  no such  regulations  have been issued.

A Fund  qualifying  as a  regulated  investment  company  generally  will not be subject to U.S. federal income tax on its investment  company taxable income and net  capital  gains  (any  net  long-term  capital  gains in  excess  of the net short-term  capital losses),  if any, that it distributes to shareholders.  Each
Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

Generally,  regulated  investment  companies,  like the Funds,  must  distribute amounts  on a timely  basis in  accordance  with a  calendar  year  distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated  investment  company must  distribute  during each calendar year,  (i) at least 98% of its  ordinary  income (not  taking  into  account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month  period  ending on October 31 of the calendar  year,  and (iii) all ordinary  income and capital gains for previous years that were not  distributed during such years. To avoid  application of the excise tax, each Fund intends to make its  distributions  in  accordance  with  the  calendar  year  distribution requirement.  A distribution,  including an "exempt-interest  dividend," will be treated as paid on December 31 of the calendar  year if it is declared by a Fund in October,  November or  December of that year to  shareholders  of record on a date in such a month  and  paid by the  Fund  during  January  of the  following calendar year.  Such  distributions  are taxable to shareholders in the calendar year in which the distributions  are declared,  rather than the calendar year in which the distributions are received.

If a Fund were unable to distribute an amount equal to substantially  all of its investment  company taxable income (as determined for U.S. tax purposes)  within applicable  time periods,  the Fund would not qualify for the favorable  federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition,  the  ability  of a Fund to obtain  timely  and  accurate  information relating  to its  investments  is a  significant  factor in  complying  with the requirements  applicable to regulated investment companies in making tax-related computations.  Thus, if a Fund were unable to obtain  accurate  information on a timely basis, it might be unable to qualify as a regulated  investment  company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

It is the policy of  Diversified  Income and High Yield  Funds to pay  dividends from net  investment  income  monthly.  It is the  policy  of the  Funds to make distributions of realized capital gains (if any) in excess of any capital losses and capital loss carryovers at least once a year.  Because Class A shares of the
Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge,  while Class B and Class C shares of the Funds bear such costs through a higher  distribution fee,  expenses  attributable to Class B and
Class C shares,  generally will be higher and as a result,  income distributions paid by the Funds with respect to Class B and Class C shares  generally  will be lower  than  those  paid with  respect  to Class A  shares.  All  dividends  and distributions are automatically  reinvested on the payable date in shares of the
Fund at NAV, as of the record date  (reduced by an amount equal to the amount of the  dividend or  distribution),  unless the  Investment  Manager is  previously notified in writing by the shareholder that such dividends or distributions  are to be  received  in cash.  A  shareholder  may request  that such  dividends  or distributions  be  directly  deposited  to the  shareholder's  bank  account.  A shareholder  who elected not to reinvest  dividends or  distributions  paid with respect to Class A shares  may,  at any time  within 30 days  after the  payment date, reinvest the dividend check without imposition of a sales charge.

Income Opportunity Fund's policy is to declare daily dividends of all of its net investment  income each day the Fund is open for  business.  Such  dividends are automatically  credited to shareholder  accounts.  Unless  shareholders elect to receive cash, they will receive such dividends in additional shares on the first business  day of  each  month  at the  NAV on that  date.  If  cash is  desired, investors  may indicate so in the  appropriate  section of the  application  and checks  will be mailed  within five  business  days after the  beginning  of the month.

Cash Fund's  policy is to declare daily  dividends of all of its net  investment income each day the Fund is open for  business,  increased  or  decreased by any realized capital gains or losses.  Such dividends are automatically  credited to shareholder  accounts.  Unless  shareholders  elect to receive  cash,  they will receive such  dividends in additional  shares on the first  business day of each month at the NAV on that date. If cash is desired,  investors may indicate so in the appropriate section of the application and checks will be mailed within five business  days after the  beginning  of the month.  The amount of  dividend  may fluctuate  from day to day. If on any day net realized or  unrealized  losses on portfolio  securities  exceed Cash  Fund's  income for that day and results in a decline of NAV per share below $1.00,  the dividend for that day will be omitted until the NAV per share subsequently returns to $1.00 per share.

The Funds will not pay dividends or  distributions  of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term  capital  gains by Income  Fund or Cash Fund are  taxable as ordinary income whether received in cash or reinvested in additional shares.

The  excess of net  long-term  capital  gains  over  short-term  capital  losses realized  and  distributed  by the  Funds  or  reinvested  in Fund  shares  will generally be taxable to  shareholders  as long-term  capital  gain.  Net capital gains from assets  held for one year or less will be taxed as  ordinary  income.
Distributions  will be subject to these  capital  gains rates  regardless of how long a  shareholder  has held Fund shares.  Because Cash Fund  normally will not invest in  securities  having a  maturity  of more than one year,  it should not realize any long-term  capital  gains or losses.  Advice as to the tax status of each year's dividends and distributions will be mailed annually.

Current  tax law  generally  provides  for a  maximum  tax rate  for  individual taxpayers of 15% on long-term capital gains and on certain  qualifying  dividend income.  The rate  reductions do not apply to corporate  taxpayers or to foreign shareholders.  Each Fund will be able to separately  designate  distributions of any qualifying  long-term  capital gains or qualifying  dividends  earned by the
Fund that would be eligible for the lower maximum rate. A shareholder would also have  to  satisfy  a  more  than  60-day  holding  period  with  respect  to any distributions  of  qualifying  dividends  in order to obtain the  benefit of the lower rate.  Distributions  from income derived from interest on bonds and other debt  instruments  will not  generally  qualify  for the lower  rates.  Further, because many companies in which Funds invest do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

Upon redemption, sale or exchange of Fund shares, shareholders will realize gain or loss depending  upon the  shareholders'  basis in their shares.  Such gain or loss  will be  capital  gain or loss if the  shares  are  capital  assets in the shareholder's  hands,  and will be taxable to shareholders as long-term  capital gains if the  shares had been held for more than one year at the time of sale or redemption.  Net  capital  gains on  shares  held for less than one year will be taxable to shareholders at the same rates as ordinary  income.  Investors should be aware that any loss realized upon the sale,  exchange or redemption of shares held for six months or less will be treated as a long-term  capital  loss to the extent of any  distribution of long-term  capital gain to the  shareholder  with respect to such shares.  In addition,  any loss realized on a sale,  exchange or redemption of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the  reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under  certain  circumstances,  the sales charge  incurred in acquiring  Class A shares of a Fund may not be taken into account in  determining  the gain or loss on the  disposition  of those shares.  This rule applies in  circumstances  when shares  of the Fund are  exchanged  within  90 days  after  the date  they  were purchased and new shares in a regulated  investment company are acquired without a sales  charge or at a reduced  sales  charge.  In that case,  the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares  exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge  initially.  Instead,  the portion of the sales charge  affected  by this rule  will be  treated  as an amount  paid for the new shares.

Each Fund generally will be required to withhold federal income tax at a rate of
28%  ("backup  withholding")  from  dividends  paid (other than  exempt-interest dividends),  capital gain distributions and redemption  proceeds to shareholders
if  (1)  the  shareholder   fails  to  furnish  the  applicable  Fund  with  the
shareholder's correct taxpayer  identification number or social security number;
(2) the IRS notifies the shareholder or the applicable Fund that the shareholder has failed to report  properly  certain  interest and dividend income to the IRS and to respond to notices to that  effect;  or (3) when  required  to do so, the shareholder  fails  to  certify  that  he  or  she  is  not  subject  to  backup withholding.  Any amounts  withheld  may be credited  against the  shareholder's federal income tax liability.

A purchase of shares shortly before payment of a dividend or distribution  would be  disadvantageous  because the dividend or distribution to the purchaser would have the effect of reducing the per share NAV of his or her shares by the amount of the  dividends  or  distributions.  In  addition  all or a  portion  of  such dividends or distributions,  although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

OPTIONS,  FUTURES AND FORWARD  CONTRACTS AND SWAP AGREEMENTS -- Certain options, futures  contracts,  and  forward  contracts  in which a Fund may  invest may be
"Section 1256  contracts."  Gains or losses on Section 1256 contracts  generally are  considered  60%  long-term  and 40%  short-term  capital  gains or  losses;
however,  foreign  currency  gains or losses  arising from certain  Section 1256 contracts  may be  treated  as  ordinary  income  or loss.  Also,  Section  1256 contracts  held by a Fund at the end of each taxable year (and at certain  other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally,  the  hedging  transactions  undertaken  by  a  Fund  may  result  in
"straddles" for U.S. federal income tax purposes.  The straddle rules may affect the  character  of gains (or losses)  realized by a Fund.  In  addition,  losses realized  by a Fund on  positions  that are part of a straddle  may be  deferred under the straddle  rules,  rather than being taken into account in  calculating the  taxable  income for the  taxable  year in which such  losses are  realized.
Certain carrying charges (including  interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted  currently.
Because  only a few  regulations  implementing  the  straddle  rules  have  been promulgated,  the tax consequences of transactions in options,  futures, forward contracts,  swap  agreements  and other  financial  contracts  to a Fund are not entirely clear. The  transactions may increase the amount of short-term  capital gain realized by a Fund which is taxed as ordinary  income when  distributed  to shareholders.

A Fund may make one or more of the elections  available under the Code which are applicable  to  straddles.  If a Fund makes any of the  elections,  the  amount, character  and timing of the  recognition  of gains or losses from the  affected straddle  positions  will be determined  under rules that vary  according to the election(s)  made.  The rules  applicable  under  certain of the  elections  may operate to  accelerate  the  recognition  of gains or losses  from the  affected straddle positions.

Because  application  of the straddle rules may affect the character of gains or losses,  defer losses and/or  accelerate the recognition of gains or losses from the  affected  straddle  positions,  the  amount  which must be  distributed  to shareholders,  and which will be taxed to  shareholders  as  ordinary  income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations  regarding the treatment of swap agreements,  and related caps, floors and collars, have been implemented, the tax consequences of such  transactions  are not entirely clear. The Funds intend to account for such transactions  in a manner  deemed by them to be  appropriate,  but the  Internal
Revenue Service might not necessarily accept such treatment.  If it did not, the status of a Fund as a regulated investment company might be affected.

The requirements  applicable to a Fund's qualification as a regulated investment company  may  limit  the  extent  to  which a Fund  will be  able to  engage  in transactions in options, futures contracts,  forward contracts,  swap agreements and other financial contracts.

Under a  recently  enacted  tax law,  certain  hedging  activities  may  cause a dividend that would  otherwise be subject to the lower tax rate  applicable to a
"qualifying  dividend,"  to  instead be taxed as the rate of tax  applicable  to ordinary income.

MARKET DISCOUNT -- If a Fund purchases a debt security at a price lower than the stated  redemption  price  of such  debt  security,  the  excess  of the  stated
redemption price over the purchase price is "market  discount." If the amount of market  discount  is more than a DE MINIMIS  amount,  a portion  of such  market discount  must be included as ordinary  income (not capital gain) by the Fund in each taxable  year in which the Fund owns an interest in such debt  security and receives a principal payment on it. In particular,  the Fund will be required to allocate that principal  payment first to the portion of the market  discount on the debt security  that has accrued but has not  previously  been  includable in income. In general, the amount of market discount that must be included for each period is equal to the  lesser of (i) the  amount  of market  discount  accruing during  such period  (plus any accrued  market  discount  for prior  periods not previously taken into account) or (ii) the amount of the principal  payment with respect to such period. Generally,  market discount accrues on a daily basis for each day the debt  security  is held by a Fund at a constant  rate over the time remaining to the debt security's  maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual  compounding of interest.  Gain realized on the disposition of a market  discount  obligation must be recognized as ordinary  interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT -- Certain debt securities  acquired by the Funds may be treated as debt  securities  that were  originally  issued at a  discount.  Very generally,  original  issue  discount is defined as the  difference  between the price  at  which a  security  was  issued  and its  stated  redemption  price at maturity.  Although  no cash  income on account  of such  discount  is  actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore,  such  income  would  be  subject  to the  distribution  requirements applicable to regulated investment companies.

Some debt  securities  may be purchased by the Funds at a discount  that exceeds the original issue  discount on such debt  securities,  if any. This  additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE SALES -- Under certain circumstances a Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale,  forward  contract or other  transaction  that  substantially reduces  the risk of loss with  respect  to the  appreciated  position.  In that event,  the Fund would be treated as if it had sold and immediately  repurchased the property and would be taxed on any gain (but not loss) from the constructive sale.  The  character  of gain from a  constructive  sale would  depend upon the
Fund's  holding period in the property.  Loss from a constructive  sale would be recognized  when the property was  subsequently  disposed of, and its  character would depend on the Fund's  holding  period and the  application of various loss deferral  provisions of the Code.  Constructive sale treatment does not apply to transactions if such  transaction is closed before the end of the 30th day after the  close  of the  Fund's  taxable  year  and the Fund  holds  the  appreciated financial  position  throughout  the 60-day period  beginning  with the day such transaction was closed, if certain conditions are met.

REITs -- The High  Yield  Fund  may  invest  in real  estate  investment  trusts
("REITs").  REITs are pooled investment vehicles that invest primarily in income producing  real  estate or real estate  related  loans or  interests.  REITs are generally classified as equity REITs,  mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs primarily invest directly in real property and derive  income  from the  collection  of  rents.  Equity  REITs  may  also  sell properties  that have  appreciated in value and thereby  realize  capital gains.
Mortgage REITs invest  primarily in real estate mortgages and derive income from interest payments.  Like regulated investment companies,  REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.

REITs pay  distributions  to their  shareholders  based upon available cash flow from operations.  In many cases, because of "non-cash" expenses such as property depreciation,  an equity  REIT's cash flow will exceed its earnings and profits.
Distributions  received  from  a REIT  do not  qualify  for  the  intercorporate dividends  received  deductions and are taxable as ordinary income to the extent of the REIT's earnings and profits. Distributions in excess of a REIT's earnings and profits are designated as return of capital and are generally not taxable to shareholders.  However,  return of capital distributions reduce tax basis in the
REIT shares.  Once a shareholder's  cost basis is reduced to zero, any return of capital is taxable as a capital gain. The High Yield Fund intends to include the gross dividends  received from such REITs in its  distributions to shareholders, and accordingly,  a portion of that fund's  distributions may also be designated as a return of  capital.  REITs often do not provide  complete  tax  information until after the calendar year-end. Consequently, because of the delay, it may be necessary  for the High Yield Fund to extend the  deadline for issuance of Forms
1099-DIV beyond January 31.

FOREIGN  TAXATION  -- Income  received by a Fund from  sources  within a foreign country may be subject to  withholding  and other taxes imposed by that country.
Tax conventions  between certain  countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and  distributions paid to the Funds'  shareholders.  So long as a Fund  qualifies  as a  regulated investment company,  certain distribution  requirements are satisfied,  and more than 50% of such  Fund's  assets at the close of the  taxable  year  consists of securities of foreign corporation, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore,  the amount of the  foreign  tax credit  that is  available  may be limited to the extent that dividends from a foreign  corporation qualify for the lower tax rate on "qualifying dividends."

REDEMPTION CHARGE -- For convenience,  the redemption charge applicable to Class
A shares of the Income  Opportunity  Fund is  referred  to as a charge,  but the overall  arrangement  in fact calls for payment in exchange for shares at 98% of net asset value. It thus is more accurately characterized as a reduced price for your shares than as a fee or charge.

The tax consequences of the redemption  charge are not entirely clear.  Although there is some authority to the effect that a fund would recognize taxable income in such  circumstances,  there is also authority,  which the Income  Opportunity
Fund intends to follow,  that a fund does not recognize  income.  It is possible that the Internal Revenue Service or other taxing authorities might successfully contest the Income  Opportunity Fund's tax treatment of this arrangement on this basis or for other reasons.

BACKUP  WITHOLDING  -- The Funds are  required by law to withhold 28% of taxable dividends and  distributions  to  shareholders  who do not furnish their correct taxpayer  identification  number,  or who are  otherwise  subject  to the backup withholding provisions of the Code.

OTHER TAXES -- The foregoing discussion is general in nature and is not intended to provide an exhaustive  presentation of the tax consequences of investing in a
Fund.  Distributions may also be subject to additional state,  local and foreign taxes, depending on each shareholder's particular situation.  Depending upon the nature and extent of a Fund's contacts with a state or local  jurisdiction,  the
Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable  law as doing  business in, or as having  income  derived  from,  the jurisdiction.  Shareholders  are advised to consult  their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION

The Articles of Incorporation of Income Fund provides for the issuance of shares of common  stock in one or more  classes or series and the Articles of Cash Fund provide for the issuance of stock in one or more series.

Income Fund has  authorized  the issuance of an  indefinite  number of shares of capital  stock of $1.00 par  value  and  currently  issues  its  shares in three series, Diversified Income Fund, High Yield Fund, Income Opportunity and Capital
Preservation Fund. The shares of each Series of Income Fund represent a pro rata beneficial  interest in that  Series' net assets and in the earnings and profits or losses derived from the  investment of such assets.  Cash Fund has not issued shares in any  additional  series at the present time.  Cash Fund has authorized the  issuance of an  indefinite  number of shares of capital  stock of $0.10 par value.

Diversified Income Fund, High Yield Fund and Income Opportunity  currently issue three classes of shares.  Each class participates  proportionately  based on its relative NAVs in dividends and distributions  and has equal voting,  liquidation and other rights except that (i) expenses  related to the  distribution  of each class of shares or other  expenses  that the Board of Directors may designate as class  expenses  from time to time,  are borne  solely by each class;  (ii) each class of shares has  exclusive  voting  rights with respect to any  Distribution
Plan adopted for that class; (iii) each class has different exchange privileges;
and (iv) each class has a different  designation.  When issued and paid for, the shares of Diversified Income, High Yield, Income Opportunity and Cash Funds will be fully paid and  non-assessable  by the  Funds.  Shares  may be  exchanged  as described  under "How to Exchange  Shares,"  but will have no other  preference, conversion,  exchange or preemptive rights. Shares are transferable,  redeemable and  assignable  and have  cumulative  voting  privileges  for the  election  of directors.

On certain matters, such as the election of directors,  all shares of the Series of Income Fund vote  together  with each share having one vote. On other matters affecting a particular Series,  such as the investment  advisory contract or the fundamental  policies,  only shares of that Series are  entitled to vote,  and a majority  vote of the shares of that  Series is  required  for  approval  of the proposal.

The Funds do not generally hold annual meetings of  shareholders  and will do so only when required by law. Shareholders may remove directors from office by vote cast in person or by proxy at a meeting of shareholders.  Such a meeting will be called at the written request of 10% of a Fund's outstanding shares.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

UMB Bank,  N.A.,  928 Grand  Avenue,  Kansas  City,  Missouri  64106 acts as the custodian for the portfolio  securities of Diversified  Income Fund,  High Yield
Fund and Cash Fund. State Street Bank and Trust Company,  225 Franklin,  Boston,
Massachusetts  02110,  acts as custodian for the portfolio  securities of Income
Opportunity Fund. Security  Management Company,  LLC acts as the Funds' transfer and dividend-paying agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, One Kansas City Place,  1200 Main Street,  Kansas
City,  Missouri 64105-2143 has been selected by the Funds to serve as the Funds'
independent  registered  public  accounting  firm, and as such, will perform the annual audit of each Fund's financial statements.

PERFORMANCE INFORMATION

The  Funds  may,  from  time  to  time,  include   performance   information  in
advertisements,  sales  literature  or reports to  shareholders  or  prospective investors.  Performance information in advertisements or sales literature may be expressed  as yield  for each of the  Funds,  effective  yield for Cash Fund and average annual total return and aggregate total return for Income Fund.

For Cash Fund,  the  current  yield will be based upon the seven  calendar  days ending on the date of calculation ("the base period").  The total net investment income  earned,  exclusive of realized  capital  gains and losses or  unrealized appreciation  and  depreciation,  during  the  base  period,  on a  hypothetical pre-existing  account having a balance of one share will be divided by the value of the account at the beginning of that period.  The resulting figure ("the base period return") will then be multiplied by 365/7 to obtain the current yield.

Investors  should  recognize  that  investment in Cash Fund is not guaranteed or insured by any state, federal or government agency or by any other person.

There is no  assurance  that a yield quoted will remain in effect for any period of time.  Inasmuch as certain  estimates must be made in computing average daily yield,  actual  yields may vary and will depend upon such factors as the type of instruments in the Fund's portfolio,  the portfolio quality and average maturity of such  instruments,  changes in interest  rates and the actual Fund  expenses.
Yield  computations  will  reflect the  expense  limitations  described  in this
Prospectus under "Investment Manager."

Quotations  of average  annual  total  return will be  expressed in terms of the average  annual  compounded  rate of  return  of a  hypothetical  investment  in
Diversified Income Fund or High Yield Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                P(1 + T)^n = ERV

(where P = a  hypothetical  initial  payment of $1,000,  T = the average  annual total return, n = the number of years, and ERV = the ending  redeemable value of a hypothetical $1,000 payment made at the beginning of the period).  All average annual total return  figures will reflect the  deduction of the maximum  initial sales load in the case of  quotations  of  performance  of Class A shares or the applicable  contingent  deferred  sales  charge  in the  case of  quotations  of performance  of Class B shares  and Class C shares and a  proportional  share of
Fund  expenses  on  an  annual   basis,   and  assume  that  all  dividends  and
distributions are reinvested when paid.

The  aggregate  total  return for Income Fund is  calculated  for any  specified period of time pursuant to the following formula:

                                P(1 + T)^n = ERV

(where P = a hypothetical  initial payment of $1,000, T = the total return,  and
ERV = the ending  redeemable value of a hypothetical  $1,000 payment made at the beginning of the period).  All aggregate  total return  figures will assume that all dividends and  distributions  are reinvested  when paid. The Funds may, from time to time,  include  quotations of total return that do not reflect deduction of the sales load  which,  if  reflected,  would  reduce the total  return  data quoted.

The Funds may also quote after-tax  total returns and tax efficiency.  After-tax returns show the Funds'  annualized  after-tax total returns for the time period specified.  After-tax  returns  with  redemptions  show  the  Funds'  annualized after-tax  total  return for the time period  specified  plus the tax effects of selling your shares of the Funds at the end of the period.  To  determine  these figures,  all income,  short-term  capital  gain  distributions,  and  long-term capital  gain  distributions  are  assumed  to have  been  taxed  at the  actual historical  federal  maximum  tax rate.  Those  maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Funds. State and local taxes are ignored.

Tax Efficiency is derived by dividing  after-tax returns by pretax returns.  The highest  possible  score would be 100%,  which would apply to a Fund that had no taxable distributions.  Because many interrelated factors affect tax efficiency, it is difficult to predict tax efficiency.

Actual after-tax  returns depend on a shareholder's tax situation and may differ from those advertised by the Funds.  After-tax  returns reflect past tax effects and are not predictive of future tax effects.

Quotations of average annual total return (after taxes on distributions) will be calculated pursuant to the following formula:

                                P(1+T)^n = ATR(D)

Where P= hypothetical  initial payment of $1,000, T= average annual total return
(after  taxes on  distributions),  n= number of years,  ATRD = ending value of a hypothetical  $1,000  payment  made at the  beginning  of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year  periods (or  fractional  portion), after taxes on fund distributions but not after taxes on redemption.

Quotations  of average  annual total return  (after taxes on  distributions  and redemptions) will be calculated pursuant to the following formula:

                               P(1+T)^n = ATR(DR)

Where P= hypothetical  initial payment of $1,000, T= average annual total return
(after taxes on  distributions  and redemptions,  n= number of years,  ATR(DR) =
ending value of a  hypothetical  $1,000 payment made at the beginning of the 1-,
5-,  or 10- year  periods  at the end of the 1-,  5-,  or  10-year  periods  (or fractional portion), after taxes on fund distributions and redemptions.

Quotations  of yield,  tax-equivalent  yield,  average  annual  total return and aggregate  total  return will  reflect only the  performance  of a  hypothetical investment  during the particular  time period shown.  Such quotations will vary based on changes in market conditions and the level of the Fund's expenses,  and no reported performance figure should be considered an indication of performance which may be expected in the future.

RETIREMENT PLANS

Diversified  Income,  High  Yield,  Income  Opportunity  and  Cash  Funds  offer tax-qualified  retirement plans for individuals (Individual Retirement Accounts, known as IRAs), Roth IRAs, SIMPLE IRAs,  several prototype  retirement plans for the self-employed (Keogh plans),  pension and profit-sharing  plans, and Section
403(b)  custodial  account  plans for  employees  of public  school  systems and organizations  meeting the  requirements  of Section  501(c)(3)  of the Internal
Revenue Code.  Actual  documents and detailed  materials about the plans will be provided upon request to the Distributor.

Purchases of Diversified  Income,  High Yield,  Income Opportunity and Cash Fund
shares  under any of these  plans are made at the  public  offering  price  next determined after  contributions  are received by the  Distributor.  Shares owned under any of the plans have full dividend and redemption  privileges.  Depending upon the terms of the particular plan, retirement benefits may be paid in a lump sum or in  installment  payments  over a specified  period.  There are  possible penalties for premature distributions from such plans.

Security Management  Company,  LLC is available to act as custodian for IRAs and
403(b)  custodial  account plans on a fee basis.  In 2003, UMB Bank,  n.a. began serving  as  custodian  of the plans.  For IRAs,  Roth IRAs,  SIMPLE  IRAs,  and
Simplified  Employee  Pension  (SEP)  plans,  service  fees for  such  custodial services currently are $10 for annual  maintenance of the account.  Service fees for Section 403(b) Retirement Plans are set forth in "403(b)  Retirement Plans."
Service fees for other types of plans will vary. These fees may be deducted from the plan assets.  Optional  supplemental  services are  available  from Security
Benefit Life Insurance Company or other affiliates for additional charges.

Retirement  investment programs involve commitments covering future years. It is important  that the investment  objective and structure of  Diversified  Income,
High Yield, Income Opportunity and Cash Funds be considered by the investors for such plans. Investments in insurance and annuity contracts also may be purchased in addition to shares of the Funds.

A brief description of the available tax-qualified  retirement plans is provided below.  However, the tax rules applicable to such qualified plans vary according to the type of plan and the terms and conditions of the plan itself.  Therefore, no attempt is made to provide  more than general  information  about the various types of qualified plans.

Investors  are  urged to  consult  their  own  attorneys  or tax  advisers  when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAs)

Individual  Retirement  Account  Custodial  Agreements  are available to provide investment  in shares of  Diversified  Income,  High Yield,  Income  Opportunity
and/or Cash Funds,  or in other funds in the Security  Funds.  An individual may initiate an IRA through the Distributor by executing the custodial agreement and making a minimum  initial  investment  of at least  $100.  A $10  annual  fee is charged for  maintaining  the account.  For further  information  regarding  the establishment  of an IRA,  please refer to IRS  Publication 590 and consult your tax adviser.

TRADITIONAL  IRAS. In general,  if you are under age 70 1/2,  and you (or if you file a joint return,  your spouse) have taxable  compensation,  you may set up a
Traditional IRA and make annual IRA  contributions of 100% of your earned income under  current  tax law or the  applicable  dollar  amount as shown in the table below, whichever is less:

                         ==============================
                               TAX YEAR          AMOUNT
                         ------------------------------
                             2005 - 2007         $4,000
                         2008 and thereafter     $5,000
                         ==============================

The $5,000 limit will be adjusted for inflation in $500 increments for tax years generally  beginning  after the 2008 tax year.  Taxable income  includes  wages, salaries,  and other amounts  reported in box 1 of Form W-2, as well as earnings from  self-employment.  If you file a joint return and your taxable compensation is less  than  that of your  spouse,  you may  make  annual  contributions  to a
Traditional IRA equal to the lesser of the applicable sum set forth in the table above,  or the  sum of (i)  your  taxable  compensation  and  (ii)  the  taxable compensation  of your  spouse,  reduced  by the  amount  of his or her  (Roth or traditional)  IRA  contribution for the year. If you are age 50 or over, you may make an additional  catch up contribution to your Traditional IRA of $500 during the tax  years  of  2003-2005,  or  $1,000  for the  2006  tax  year or any year thereafter.  This means that the total combined  contributions  that can be made for the year to your IRA and your  spouse's IRA can be as much as $6,000 in 2003
($6,500  if only one of you is 50 or older  or  $7,000  if both of you are 50 or older).  If both of you and your  spouse  have  compensation  and are  under age
70 1/2, you both cannot participate in the same account.  Amounts contributed to a Traditional  IRA generally may be deductible  for federal income tax purposes.
However,  if either  you or your  spouse are  covered  by an  employer-sponsored retirement  plan,  the  amount  you can  deduct  may be  reduced  or  eliminated depending  on your  income  status.  If you do not know  whether  your  employer maintains a retirement  plan or whether you are covered under the plan,  contact your employer or tax adviser.  Even if your ability to deduct contributions to a
Traditional IRA is limited,  you may still make  contributions  up to the limits described  above. In general,  you may also make a contribution to a Traditional
IRA by "rolling  over" all or a portion of a  distribution  you  receive  from a qualified  retirement plan (such as a pension or  profit-sharing  plan, a 401(k)
plan,  a 403(b)  tax-sheltered  annuity,  or a 457  deferred  compensation  plan maintained  by a  governmental  entity)  or  another  Traditional  IRA.  Amounts distributed  from a Traditional  IRA and eligible  rollover  distributions  from qualified  retirement  plans  will  not be  includible  in  income  if they  are contributed to a Traditional IRA in a rollover  transaction  which meets certain
conditions;   however,  a  federal  withholding  tax  may  be  imposed  on  such distributions.  Consult your  professional  tax adviser for complete  details on
Traditional IRAs.

Such rollover  contributions  are not subject to the  limitations  on annual IRA contributions described above.

ROTH IRAs

Regardless  of your age, you may be able to establish a Roth IRA.  Contributions to Roth IRAs are not deductible for federal income tax purposes. However, if all of the applicable  requirements are met, earnings in the account  accumulate tax free, and all withdrawals are also tax free. Generally,  you may contribute sums annually  to a Roth IRA  equal to the  lesser  of 100% of  earned  income or the applicable dollar amount shown in the table below:

                         ==============================
                              TAX YEAR           AMOUNT
                         ------------------------------
                             2005 - 2007         $4,000
                         2008 and thereafter     $5,000
                         ==============================

However,  your ability to contribute to a Roth IRA will be reduced or eliminated if your adjusted gross income exceeds  certain  amounts.  The maximum amount you may  contribute  will also be reduced by any amounts  that you  contribute  to a traditional  IRA. If you are age 50 or over, you may make an additional catch up contribution  to your  Roth IRA of $500  during  the tax years of  2003-2005  or
$1,000  if it is during  the 2006 tax year or any year  thereafter.  If  certain requirements  are met you can roll over amounts from a Traditional IRA to a Roth
IRA. The amount rolled over generally  will be included in your taxable  income.
You may also roll over amounts  from one Roth IRA to another  Roth IRA.  Consult your professional tax adviser for complete details on Roth IRAs.

COVERDELL EDUCATION SAVINGS ACCOUNTS

A Coverdell  Education  Savings Account is a trust or custodial  account created for the  purpose  of paying  the  qualified  elementary,  secondary,  and higher education expenses of a designated  beneficiary,  i.e., a child under the age of
18 (or a  special  needs  beneficiary)  at the  time  of the  contributions.  In general,  for elementary and secondary  schools,  qualified  education  expenses include expenses  incurred while the beneficiary is in attendance or enrolled at an  elementary  or secondary  school  (i.e.,  kindergarten  through grade 12, as defined by state law).  The school may be either a public,  private or religious school.  Elementary  and  secondary  education  expenses  include  expenses  for tuition,  fees, books,  supplies and equipment,  academic tutoring,  purchase of computer  technology or equipment or Internet  access or related  services;  and expenses for room and board,  uniforms,  transportation and supplementary  items and services as required or provided by the school.  Qualified  higher education expenses  include  expenses for tuition,  fees,  books,  supplies and  equipment required for the  designated  beneficiary  of the  Coverdell  Education  Savings
Account to attend an eligible educational  institution.  Any individual may make contributions  to a Coverdell  Education  Savings  Account so long as his or her
modified   adjusted  gross  income  does  not  exceed  maximum  IRS  limits,  as applicable.  The  maximum  total  contributions  that may be made to a Coverdell
Education  Savings  Account  for each  child is $2,000  per year.  This limit is reduced for single taxpayers with modified adjusted gross income between $95,000 and $110,000 and between  $190,000  and  $220,000 for married  taxpayers  filing joint  returns.  Individuals  with adjusted gross income above these amounts may not contribute to a Coverdell Education Savings Account. Generally,  amounts may be rolled over from a Coverdell  Education  Savings Account to another Coverdell
Education  Savings Account  established for the same  beneficiary or for certain members of the beneficiary's family. Beneficiaries may make tax free withdrawals
from  Coverdell   Education  Savings  Accounts  to  pay  qualified   elementary,
secondary,  and higher education expenses.  Other withdrawals  generally will be subject  to tax.  Because  these  rules are  complex,  you should  consult  your professional  tax adviser for complete  details on Coverdell  Education  Savings
Accounts.

SIMPLE IRAS

In general, a Savings Incentive Match Plan for Employees  ("SIMPLE") plan may be established  by an employer with 100 or fewer  employees,  and generally must be the only retirement  plan maintained by the employer.  Under a SIMPLE plan using
SIMPLE  IRAs,  a SIMPLE IRA is created  for each  eligible  employee  which,  in general,  includes all  employees  who received at least $5,000 in  compensation during  any two  years  preceding  the  year  for  which  eligibility  is  being determined (i.e., the current year) and is reasonably  expected to earn at least
$5,000 during the current year. Under a SIMPLE IRA plan,  eligible employees can elect to  contribute  a portion  of their  salary to their  SIMPLE  IRA.  (These contributions are referred to as "elective  deferrals.")  Elective deferrals are based on a stated percentage of the employee's compensation,  and are limited to the applicable dollar amount per year as shown in the table below:

                    =======================================
                         TAX YEAR           DEFERRED AMOUNT
                    ---------------------------------------
                    2005 and thereafter       $10,000
                    =======================================

The $10,000  limit will be adjusted  for  inflation in $500  increments  for tax years  beginning  after the 2005 tax year.  If you are age 50 or over,  catch up contributions  can be made to your  SIMPLE  IRA in an amount up to the lesser of
(i)  your  compensation  for  the tax  year,  reduced  by all of  your  elective deferrals that were made to other plans, or (ii) the applicable dollar amount as shown in the table below:

                    =======================================
                                               ADDITIONAL
                        TAX YEAR            CATCH UP AMOUNT
                    ---------------------------------------
                           2005                 $2,000
                    2006 and thereafter         $2,500
                    =======================================

The $2,500 limit will be adjusted for inflation in $500 increments for tax years beginning  after  the 2006 tax  year.  In  addition  to  elective  deferrals  by employees,  under a SIMPLE IRA plan,  employers  must make either:  (i) matching contributions equal to each employee's elective deferral,  up to a maximum of 3%
of the  employee's  compensation,  or (ii)  nonelective  contributions  of 2% of compensation  for each  eligible  employee  (subject to reduction and to certain limits).  Employer  contributions  to SIMPLE IRAs are excluded  from  employees'
gross income and are  deductible  by the  employer.  SIMPLE IRAs  generally  are subject to the same  distribution  and rollover  rules that apply to Traditional
IRAs. However, a rollover from a SIMPLE IRA to a Traditional IRA can be made tax free only  after the  employee  has  participated  in the SIMPLE IRA plan for at least two years. The rules governing the establishment and operation of a SIMPLE plan are complicated, and any employer wishing to establish a SIMPLE plan should consult with its tax adviser.

PENSION AND PROFIT-SHARING PLANS

Prototype pension or  profit-sharing  plans meeting the requirements of Internal
Revenue Code Section 401(a) are available.  Information  concerning  these plans may be obtained from Security Distributors, Inc.

403(b) RETIREMENT PLANS

Employees of public  school  systems and  tax-exempt  organizations  meeting the requirements  of Internal  Revenue Code Section  501(c)(3)  may  participate  in custodial  account plans funded by their  employers  with shares of  Diversified
Income,  Income  Opportunity  and/or  High  Yield  Funds or  other  funds in the
Security Funds in accordance with Code Section 403(b). Class A shares may not be available to custodial  account  plans of the  Investment  Manager  opened on or after June 5, 2000. The minimum initial or subsequent  investment in a custodial account  plan is $50. An annual  administration  fee of $25 is required for each custodial  account with a balance less than $25,000 and a $5 withdrawal fee will be charged when any custodial account is closed.

Section 403(b) plans are subject to numerous restrictions on the amount that may be  contributed,  the persons who are  eligible  to  participate,  the time when distributions  may commence,  and the number and amount of any loans  requested.
Because  these  rules are  complex,  you should  consult  with a tax adviser for complete details.

SIMPLIFIED EMPLOYEE PENSION (SEP) PLANS

A  Simplified  Employee  Pension  Plan  ("SEP")  are IRAs  that are  created  in connection  with a written  plan  established  and  maintained  by an  employer.
SEP-IRAs must be created for each qualifying  employee of the employer under the terms of the SEP. SEPs must provide for discretionary employer contributions. In other words,  employers are not required to make  contributions to SEP-IRAs each year, but if they do make  contributions for any year, the contributions must be based on a  specific  allocation  formula  set  forth  in the SEP,  and must not discriminate in favor of highly compensated employees. In general,  SEP-IRAs are subject to an overall annual limitation on contributions  equal to the lesser of
25%  of  each  participant's  salary,  or  $40,000.  Contributions  to  SEP-IRAs generally  are  deductible  by the  employer,  subject to  certain  limitations.
SEP-IRAs  generally are subject to the same distribution and rollover rules that apply to Traditional  IRAs. The rules governing the  establishment and operation of a SEP-IRA are  complicated,  and any employer  wishing to establish a SEP-IRA should consult with its tax adviser.

FINANCIAL STATEMENTS

The financial statements of the Funds, which are contained in the Funds' audited
Annual  Report dated  December  31, 2004 for the fiscal year ended  December 31,
2004,  are  incorporated  herein  by  reference,  including  notes  thereto  and independent  registered public  accounting firm's report thereon.  Copies of the
Annual  Report  are  provided  to  every  person  requesting  the  Statement  of
Additional Information.